           ________________________________________________________

           AMERICAN FORERUNNER SERIES

           INDIVIDUAL VARIABLE ANNUITY CONTRACTS

           Offered by New England Life Insurance Company
           501 Boylston Street, Boston, Massachusetts 02116-3700









           Prospectuses


           October 15, 1996

                          AMERICAN FORERUNNER SERIES

                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                    NEW ENGLAND LIFE INSURANCE COMPANY

                              501 BOYLSTON STREET

                          BOSTON, MASSACHUSETTS 02116

                                (617) 578-2000

  This prospectus offers individual flexible and single purchase payment variable annuity contracts (the "Contracts") that are currently intended for use with certain retirement plans that qualify for tax benefited treatment under the Internal Revenue Code (the "Code"), for individual use, and for use with plans and trusts not qualifying under the Code for tax benefited treatment. The Contracts are not intended for use with Section 401(k) plans or
Section 403(b) plans subject to ERISA. See "Retirement Plans Offering Federal Tax Benefits" for more information. All purchase payments made under the Contracts may be allocated to New England Variable Annuity Separate Account (the "Variable Account"), a separate investment account of New England Life Insurance Company ("NELICO" or the "Company"). Assets of the Variable Account are invested in shares of certain Series of the New England Zenith Fund (collectively, the "Eligible Funds"). See "Investments of the Variable Account." The owner of a Contract chooses the Eligible Funds in which the purchase payments are invested and may change the Eligible Fund or Funds selected from time to time. Any one or a combination of the following Eligible Funds may be selected, within limits:

Loomis Sayles Small Cap Series            Loomis Sayles Balanced Series
Draycott International Equity Series      Salomon Brothers Strategic Bond Opportunities Series
Alger Equity Growth Series                Back Bay Advisors Bond Income Series
Loomis Sayles Avanti Growth Series        Salomon Brothers U.S. Government Series
Davis Venture Value Series                Back Bay Advisors Money Market Series
Westpeak Growth and Income Series

  A Fixed Account option is also available in states that have approved this option. (See "The Fixed Account" for more information.) Special limits apply to transfers of Contract Value to and from the Fixed Account.

  This prospectus sets forth concisely the information about the Contracts that a prospective investor ought to know before investing. The prospectus should be read carefully and retained for future reference.

  Certain additional information about the Contracts is contained in a Statement of Additional Information dated October 15, 1996, as it may be supplemented from time to time, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents of the Statement of Additional Information appears on page A-46 of this prospectus. The Statement of Additional Information is available without charge and may be obtained by writing to New England Securities Corporation ("New England Securities"), 399 Boylston St., Boston, Massachusetts 02116.

  New England Securities serves as principal underwriter for the Variable Account. New England Securities is a subsidiary of NELICO.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

             The date of this Prospectus is October 15, 1996.

  THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE NEW ENGLAND ZENITH FUND AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

  AN INVESTMENT IN THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                               TABLE OF CONTENTS
                                       OF
                                 THE PROSPECTUS

                                                                           PAGE
                                                                           ----
GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS.........................  A-4
HIGHLIGHTS................................................................  A-5
EXPENSE TABLE.............................................................  A-8
HOW THE CONTRACT WORKS.................................................... A-13
THE COMPANY............................................................... A-14
THE VARIABLE ACCOUNT...................................................... A-14
INVESTMENTS OF THE VARIABLE ACCOUNT....................................... A-14
    Investment Advice..................................................... A-16
    Substitution of Investments........................................... A-16
GUARANTEED OPTION......................................................... A-16
THE CONTRACTS............................................................. A-16
    Purchase Payments..................................................... A-16
    Allocation of Purchase Payments....................................... A-17
    Contract Value and Accumulation Unit Value............................ A-17
    Payment on Death Prior to Annuitization............................... A-18
    Transfer Privilege.................................................... A-20
    Dollar Cost Averaging................................................. A-21
    Surrenders............................................................ A-22
    Systematic Withdrawals................................................ A-22
    Loan Provision for Certain Tax Benefited Retirement Plans............. A-23
    Suspension of Payments................................................ A-25
    Ownership Rights...................................................... A-25
    Requests and Elections................................................ A-25
    Ten Day Right to Review............................................... A-26
ADMINISTRATION CHARGES, CONTINGENT DEFERRED SALES CHARGE AND OTHER DEDUC-
 TIONS.................................................................... A-26
    Administration Charges................................................ A-26
    Mortality and Expense Risk Charge..................................... A-26
    Contingent Deferred Sales Charge...................................... A-27
    Premium Tax Charge.................................................... A-29
    Other Expenses........................................................ A-29
ANNUITY PAYMENTS.......................................................... A-30
    Election of Annuity................................................... A-30
    Annuity Options....................................................... A-30
AMOUNT OF VARIABLE ANNUITY PAYMENTS....................................... A-31
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS............................ A-32
FEDERAL INCOME TAX STATUS................................................. A-33
    Introduction.......................................................... A-33
    Taxation of the Company............................................... A-33
    Tax Status of the Contract............................................ A-34
    Taxation of Annuities................................................. A-34
    Qualified Contracts................................................... A-36
    Withholding........................................................... A-38
    Possible Changes in Taxation.......................................... A-38
    Other Tax Consequences................................................ A-38
    General............................................................... A-39
VOTING RIGHTS............................................................. A-39
DISTRIBUTION OF CONTRACTS................................................. A-39

                                                                            PAGE
                                                                            ----
THE FIXED ACCOUNT.......................................................... A-40
    General Description of the Fixed Account............................... A-40
    Contract Value and Fixed Account Transactions.......................... A-40
FINANCIAL STATEMENTS....................................................... A-41
INVESTMENT EXPERIENCE INFORMATION.......................................... A-41
APPENDIX A: Consumer Tips.................................................. A-44
APPENDIX B: Contingent Deferred Sales Charge............................... A-45

               GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS

  ACCOUNT--A sub-account of the Variable Account or the Fixed Account.

  ACCUMULATION UNIT--An accounting device used to calculate the Contract Value prior to annuitization.

  ACCUMULATION UNIT VALUE--The value of an Accumulation Unit, determined as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open. The Accumulation Unit Value of a sub-account reflects the net investment experience of the underlying Eligible Fund and daily deductions for the Mortality and Expense Risk Charge.

  ADMINISTRATION CONTRACT CHARGE--A charge deducted annually from the Contract Value in the Variable Account to cover the Company's cost of providing certain administrative services relating to the Contracts and the Variable Account. The charge is the lesser of 2% of the total Contract Value or $30.

  ANNUITANT--The person on whose life the Contract is issued.

  ANNUITIZATION--Application of proceeds under the Contract to an annuity option on the Maturity Date or upon an earlier surrender of the Contract.

  ANNUITY UNIT--An accounting device used to calculate the dollar amount of annuity payments.

  BENEFICIARY--The person designated to receive Death Proceeds under a Contract if a Contract Owner (or Annuitant, if the Contract Owner is not a natural person) dies before annuitization of the Contract.

  CONTINGENT ANNUITANT--If designated in the application, the person who becomes the Annuitant under the Contract if the Annuitant dies prior to annuitization. A Contingent Annuitant must be designated for individually owned Contracts where the Contract Owner and Annuitant are not the same. The Contingent Annuitant must be a Contract Owner. The Contingent Annuitant cannot be changed after the death of the Annuitant.

  CONTINGENT DEFERRED SALES CHARGE--A charge deducted upon certain full and partial surrenders and applications of proceeds to certain annuity payment options, or, in certain circumstances, upon withdrawal of amounts that were applied to an annuity payment option. In addition, in states where the maximum maturity age permitted by law is less than 95, a Contingent Deferred Sales Charge may apply at the Maturity Date.

  CONTRACT DATE--The date shown as the Contract Date in the Contract.

  CONTRACT OWNER--The person so designated in the application or as subsequently changed.

  CONTRACT VALUE--On or before annuitization, the value obtained by multiplying the number of Accumulation Units credited to the Contract by the appropriate current Accumulation Unit Value. Under Contracts that permit Contract loans, the Contract Value also includes the amount of Contract Value transferred to the Company's general account as a result of a loan and any interest credited on that amount. Under Contracts with the Fixed Account option, the Contract Value also includes the amount of Contract Value allocated to the Fixed Account.

  CONTRACT YEAR--A twelve month period commencing with the Contract Date and with each Contract anniversary thereafter.

  DEATH PROCEEDS (prior to annuitization)--The amount payable by the Company upon receipt of due proof of the death of the Contract Owner (or of the death of the first Contract Owner to die under a jointly owned Contract) and election of payment prior to annuitization. For a Contract that is not owned by an individual, the Death Proceeds are payable upon receipt of due proof of the death of the Annuitant (and election of payment) prior to annuitization. The Death Proceeds are guaranteed to be no less than the purchase payments made, adjusted for any previous surrenders. However, after the first seven Contract Years, a higher (but never a lower) guarantee may apply, depending on your Contract Value. In certain states, the Death Proceeds will be reduced by the applicable premium tax charge.

  ELIGIBLE FUNDS--The mutual fund portfolios in which the Variable Account invests. Eligible Funds currently available consist of 11 Series of the New England Zenith Fund. Purchase payments allocated to the Variable Account may be invested in shares of one or more of these Series, as described in "Investments of the Variable Account."

  FIXED ACCOUNT--A part of the Company's general account to which net purchase payments may be allocated under certain Contracts. The Fixed Account provides guarantees of principal and interest. Special limits apply to transfers of Contract Value to and from the Fixed Account. See "Contract Value and Fixed Account Transactions."

  MATURITY DATE--The date on which annuity payments are to commence, unless the Contract Owner applies the Contract Value to an annuity payment option at an earlier date. The Maturity Date will be the date when the older of the Contract Owner(s) and the Annuitant at his or her nearest birthday would be age 95 (or the maximum age permitted by state law, if less).

  MORTALITY AND EXPENSE RISK CHARGE--A charge deducted daily from the assets of each sub-account of the Variable Account to compensate the Company for assuming certain mortality and expense risks under the Contracts. On an annualized basis, the charge equals 1.00% of daily net assets.

  PAYEE--Any person or entity entitled to receive payment in one sum or under an annuity payment option. The term includes (i) an Annuitant, (ii) a Beneficiary or contingent Beneficiary who becomes entitled to payments upon death of the Contract Owner (or Annuitant, if the Contract is not owned in an individual capacity), and (iii) in the event of surrender or partial surrender of the Contract, the Contract Owner.

  PREMIUM TAX CHARGE--A charge to recover premium taxes which the Company pays to certain states.

  PURCHASE PAYMENTS--Amounts paid to the Company for investment in the Contract.

  SYSTEMATIC WITHDRAWALS--A method of distributing your Contract Value which involves a series of partial surrenders.

  TEN DAY RIGHT TO REVIEW--Within 10 days (or more if required by law) of your receipt of an issued Contract you may return it to the Company or its agent for cancellation. Upon cancellation of the Contract, the Company will return to you the Contract Value (or, if required by state law, all purchase payments made).

  VARIABLE ACCOUNT--A separate investment account of the Company designated as the New England Variable Annuity Separate Account. The Variable Account is divided into sub-accounts, each of which invests in shares of one of the Eligible Funds.

  VARIABLE ANNUITY--An annuity providing for payments varying in amount in accordance with the investment experience of the assets of a separate investment account.

                                  HIGHLIGHTS

  This prospectus describes Contracts under which purchase payments are allocated to the Variable Account. If the Fixed Account is available under your Contract, you may allocate all or part of your purchase payments or transfer all or part of your Contract Value to that account. For a description of the Fixed Account, the rules regarding transactions which involve the Fixed Account (such as special restrictions on transfers of Contract Value to and from the Fixed Account), and the way in which the Fixed Account affects the Contract Value, see "The Fixed Account." You should review "The Fixed Account" carefully before allocating purchase payments or Contract Value to that account.

TAX DEFERRED VARIABLE ANNUITIES:

  Taxation of earnings under variable annuities is generally deferred until amounts are withdrawn or distributions made. The deferral of taxes on earnings under variable annuities is designed to encourage long-term personal savings and supplemental retirement plans.

THE CONTRACT:

  The American Forerunner Series is a variable annuity issued by the Company. The variable annuity provides for variable payments to commence at the Maturity Date. The Contract Owner may, however, surrender the Contract and apply the proceeds to an annuity payment option at an earlier date. Annuity payments generally are made on a monthly basis and will vary in amount according to the annuity payment option selected and the investment results of the underlying Eligible Fund(s). (See "Annuity Payments.")

PURCHASE PAYMENTS:

  Under current rules, the minimum initial purchase payment is $10,000. The maximum purchase payment permitted is $1,000,000, unless the Company consents to a higher amount. Any subsequent purchase payments must be at least $250. The Company reserves the right to limit purchase payments made in any Contract Year or in total under a Contract. No purchase payment may be made (1) within four years prior to the Contract's Maturity Date (except under Contracts issued in Pennsylvania or New York), unless the initial purchase payment is $1,000,000 or more, or (2) after a Contract Owner (or after the Annuitant, if the Contract is not owned in an individual capacity) reaches age 86. (See "Purchase Payments.")

OWNERSHIP:

  The Contracts may be purchased and owned by an individual, an employer, a trust, a corporation, a partnership, a custodian or any entity specified in an eligible employee benefit plan. The Contracts are intended for use with the following retirement plans which offer Federal tax benefits: plans qualified under Section 401(a) (but not under Section 401(k)) or 403(a) of the Code ("Qualified Plans"), certain annuity plans under Section 403(b) of the Code ("TSA Plans"), individual retirement accounts under Section 408(a) of the Code and individual retirement annuities under Section 408(b) of the Code (both referred to as "IRAs"), simplified employee pension plans and salary reduction simplified employee pension plans under Section 408(k) of the Code ("SEPs" and "SARSEPs"), eligible deferred compensation plans under Section 457 of the Code ("Section 457 Plans"), and governmental plans within the meaning of Section 414(d) of the Code ("Governmental Plans"). See "Retirement Plans Offering Federal Tax Benefits." The Contracts may not yet be available to all of the foregoing types of plans pending appropriate state approvals. The Contracts are not currently available to other plans, such as 401(k) plans or TSA plans subject to ERISA, that qualify for tax benefits under the Code.

  A Contract may have joint owners. If the Annuitant is not the Contract Owner and the Contract Owner is an individual, then the Contract Owner must be the Contingent Annuitant. Under a jointly owned Contract, if the Annuitant is not one of the Contract Owners, then one Contract Owner must be the Contingent Annuitant. Where a Contract is used to fund an IRA, the Contract Owner must be the Annuitant, and no Contingent Annuitant will be allowed.

  The Company relies on instructions from trustees and custodians, as Contract Owners, who may exercise certain rights under the Contracts on behalf of plan participants. In any event, references to "you" in this prospectus refer to the Contract Owner(s) or to plan participants who may be entitled to instruct their trustee or custodian with regard to the exercise of these rights. (See "Ownership Rights.")

INVESTMENT OPTIONS:

  You may allocate purchase payments to the Eligible Funds or to the Fixed Account (if available under your Contract). Your Contract Value may be distributed among no more than 10 accounts (including the Fixed Account) at any time.

  You may change your allocation of future purchase payments. It is the Company's position that, under current tax law, you may also transfer Contract Value between Eligible Funds without incurring federal income tax consequences. The Company reserves the right to limit the number and amount of transfers and charge a transfer fee. Currently the Company does not charge a transfer fee or limit the number of transfers prior to annuitization. However, special limits apply in situations which the Company determines involve "market-timing." (See "Transfer Privilege" for more information.) After variable annuity payments begin, the Company currently allows one transfer per year in total. Special limits apply to transfers of Contract Value to and from the Fixed Account. (See "The Fixed Account.") Currently, the Company's rules for transfers prior to annuitization generally require that the amount transferred to or from any sub-account must be at least $100. The maximum amount which can be transferred is $500,000 per transaction.

CHARGES:

  No sales charges are deducted from purchase payments before they are invested in the Contract. The Company currently imposes a premium tax charge under Contracts on the lives of Annuitants residing in states imposing premium taxes. Generally, the Company deducts any applicable premium tax charge from the Contract Value on the date when annuity payments begin. In South Dakota the Company deducts the premium tax charge at the earliest of: a full or partial surrender, annuitization or payment of the Death Proceeds (including application of the Death Proceeds to the Beneficiary Continuation provision) due to the death of a Contract Owner (or Annuitant under a Contract not owned in an individual capacity). (See "Premium Tax Charge.") For assuming mortality and expense risks under the Contract, the Company deducts an amount equal to an annual rate of 1.00% of the daily net assets of the Variable Account. (See "Mortality and Expense Risk Charge.") The Company also imposes an annual administration charge against your Contract Value in the Variable Account, equal to the lesser of 2% of the total Contract Value (including any Contract Value in the Fixed Account) and $30. (The annual administration charge will be waived for any Contract Year in which the Contract Value reaches certain amounts established by the Company. In addition, the charge will not apply if the entire Contract Value is allocated to the Fixed Account. See "Administration Charges.")

  A Contingent Deferred Sales Charge will be imposed on certain full and partial surrenders and applications of proceeds to certain annuity payment options, or, in certain circumstances, on withdrawal of amounts that were applied to an annuity payment option. (See "Contingent Deferred Sales Charge.") In addition, a Contingent Deferred Sales Charge may apply at the Maturity Date under Contracts issued in Pennsylvania or New York, if at that time a purchase payment has been invested less than four years. The Contingent Deferred Sales Charge is a maximum of 4% of each purchase payment made. No Contingent Deferred Sales Charge will be imposed if the initial purchase payment is $1,000,000 or more.

TEN DAY RIGHT TO REVIEW:

  Within 10 days (or more where required by state insurance law) after you receive the Contract you may return it to the Company or the Company's agent for cancellation. The Company will return to you the Contract Value (or, if required by state law or regulation, all purchase payments made). (See "Ten Day Right to Review.")

PAYMENT ON DEATH:

  The Contract provides for a payment to the Beneficiary if the Contract Owner dies (or, if a Contract Owner under a jointly owned Contract dies) prior to annuitization. (In the case of a Contract not owned in an individual capacity, the Death Proceeds will be paid if the Annuitant dies prior to annuitization.) The Death Proceeds are guaranteed not to be less than purchase payments made under the Contract, adjusted for any previous surrenders or outstanding loans and, in certain states, reduced by a premium tax charge. However, on the seventh Contract Anniversary, and at seven year intervals thereafter until the Contract Owner's 76th birthday, the guaranteed minimum Death Proceeds payable are recalculated to determine whether a higher (but never a lower) guarantee will apply. (Under a jointly owned Contract, the recalculation of the minimum Death Proceeds will be made at seven year intervals until the 71st birthday of the older Contract Owner.) The Death Proceeds payable will be the greater of the guaranteed minimum Death Proceeds amount applicable to the Contract and the current Contract Value, reduced in either case by the amount of any outstanding loan plus accrued interest. (See "Payment on Death Prior to Annuitization.")

SURRENDERS:

  Generally, you may surrender the Contract for all or a portion of the Contract Value by written request at any time prior to annuitization so long as, after a partial surrender, the remaining Contract Value is at least
$2,500. Under the Company's current rules, a partial surrender must be at least $100. (See "Surrenders." Special rules apply if the Contract is subject to a loan.) The Federal tax laws impose penalties upon, and in some cases prohibit, certain premature distributions from the Contracts before or after the date on which the annuity payments are to begin. (See "Federal Income Tax Status.") A Contingent Deferred Sales Charge will be imposed in connection with certain Contract surrenders and applications of proceeds to certain annuity payment options, or, in certain circumstances, upon subsequent withdrawal of amounts applied to an annuity payment option. Upon a full surrender, a pro rata portion of the annual $30 administration charge and, in certain states, a premium tax charge will also be deducted. In any Contract Year, an amount equal to the greater of (1) 10% of the Contract Value at the beginning of the Contract Year and (2) the excess of the Contract Value over purchase payments subject to the Contingent Deferred Sales Charge on the date of the surrender may be surrendered without sales charge. (See "Contingent Deferred Sales Charge" for more information.)
-------------------------------------------------------------------------------

                                 EXPENSE TABLE

CONTRACT OWNER TRANSACTION EXPENSES(1)
    Sales Charge Imposed on Purchase Payments (as a percentage of pur-
     chase payments).....................................................  0%
    Maximum Contingent Deferred Sales Charge(2) (as a percentage of each purchase payment)...................................................  4%
    Transfer Fee(3)......................................................  $ 0
ANNUAL CONTRACT FEE
    Administration Contract Charge (per Contract)(4).....................  $30
SEPARATE ACCOUNT ANNUAL EXPENSES(5)
(as percentage of average net assets)
    Mortality and Expense Risk Charge.................................... 1.00%
                                                                          -----
        Total Separate Account Annual Expenses........................... 1.00%

                            NEW ENGLAND ZENITH FUND

ANNUAL OPERATING EXPENSES FOR THE YEAR ENDED 12/31/95
 (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER CURRENT EXPENSE CAP OR EXPENSE DEFERRAL)(6)

                         LOOMIS                            LOOMIS
                         SAYLES   DRAYCOTT                 SAYLES  DAVIS   WESTPEAK
                         SMALL  INTERNATIONAL ALGER EQUITY AVANTI VENTURE   GROWTH
                          CAP      EQUITY        GROWTH    GROWTH  VALUE  AND INCOME
                         SERIES    SERIES        SERIES    SERIES SERIES    SERIES
                         ------ ------------- ------------ ------ ------- ----------
Management Fee.......... 1.00%       .90%         .75%      .70%   .75%      .70%
Other Expenses..........   --        .40%         .15%      .15%   .15%      .15%
                         -----      -----         ----      ----   ----      ----
  Total Series Operating
   Expenses............. 1.00%      1.30%         .90%      .85%   .90%      .85%

                                       SALOMON     BACK BAY  SALOMON   BACK BAY
                            LOOMIS     BROTHERS    ADVISORS  BROTHERS  ADVISORS
                            SAYLES  STRATEGIC BOND   BOND      U.S.     MONEY
                           BALANCED OPPORTUNITIES   INCOME  GOVERNMENT  MARKET
                            SERIES      SERIES      SERIES    SERIES    SERIES
                           -------- -------------- -------- ---------- --------
Management Fee............   .70%        .65%        .40%      .55%      .35%
Other Expenses............   .15%        .20%        .15%      .15%      .15%
                             ----        ----        ----      ----      ----
  Total Series Operating
   Expenses...............   .85%        .85%        .55%      .70%      .50%

EXAMPLE (NOTE: The examples shown below are entirely hypothetical. Although they are based on the expenses shown in the expense tables above, the examples are not representations of past or future performance or expenses. Actual performance and/or expenses may be more or less than shown.(7)) For purchase payments allocated to each of the Series indicated:

   You would pay the following expenses on a $1,000 purchase payment assuming
    1) 5% annual return on the underlying New
    England Zenith Fund Series and 2) that
    you surrender your Contract or that you
    elect to annuitize under a period certain option for a specified period of less than 15 years, at the end of each time period (a contingent deferred sales charge will apply at the end of 1 year and 3 years):

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
     Loomis Sayles Small Cap.................  $58.10 $84.34  $110.95 $238.65
     Draycott International Equity...........   60.99  93.20   126.08  269.04
     Alger Equity Growth.....................   57.13  81.36   105.85  228.29
     Loomis Sayles Avanti Growth.............   56.65  79.87   103.29  223.07
     Davis Venture Value.....................   57.13  81.36   105.85  228.29
     Westpeak Growth and Income..............   56.65  79.87   103.29  223.07
     Loomis Sayles Balanced..................   56.65  79.87   103.29  223.07
     Salomon Brothers Strategic Bond Opportu-
      nities.................................   56.65  79.87   103.29  223.07
     Back Bay Advisors Bond Income...........   53.76  70.87    87.79  191.15
     Salomon Brothers U.S. Government........   55.20  75.38    95.57  207.24
     Back Bay Advisors Money Market..........   53.28  69.36    85.19  185.72

   You would pay the following expenses on a $1,000 purchase payment assuming
    1) 5% annual return on the underlying New
    England Zenith Fund Series and 2) that
    you do not surrender your Contract or
    that you elect to annuitize under a life contingency option, or under a period certain option for a minimum specified period of 15 years, at the end of each time period (no contingent deferred sales charge will apply)(8):

                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                               ------ ------- ------- --------
     Loomis Sayles Small Cap.................  $20.96 $64.69  $110.95 $238.65
     Draycott International Equity...........   23.97  73.74   126.08  269.04
     Alger Equity Growth.....................   19.95  61.65   105.85  228.29
     Loomis Sayles Avanti Growth.............   19.45  60.13   103.29  223.07
     Davis Venture Value.....................   19.95  61.65   105.85  228.29
     Westpeak Growth and Income..............   19.45  60.13   103.29  223.07
     Loomis Sayles Balanced..................   19.45  60.13   103.29  223.07
     Salomon Brothers Strategic Bond Opportu-
      nities.................................   19.45  60.13   103.29  223.07
     Back Bay Advisors Bond Income...........   16.43  50.95    87.79  191.15
     Salomon Brothers U.S. Government........   17.94  55.55    95.57  207.24
     Back Bay Advisors Money Market..........   15.93  49.41    85.19  185.72

--------
NOTES:

(1) Premium tax charges are not shown. They range from 0% (in most states) to 3.5% of Contract Value. The amount of the premium tax charge, if any, is generally deducted from the Contract Value on the date selected by the Contract Owner for the commencement of annuity benefits, but in certain states is deducted at the earliest of: a full or partial surrender, annuitization, or payment of the Death Proceeds due to the death of the Contract Owner (or Annuitant if the Contract is not owned in an individual capacity). (See "Premium Tax Charge.")
(2) The Contingent Deferred Sales Charge applies to each purchase payment except that no Contingent Deferred Sales Charge will apply if the initial purchase payment is $1,000,000 or more. The Contingent Deferred Sales Charge declines by 1% annually over the first four year period the purchase payment is invested in the Contract until it reaches 0% for that purchase payment at the end of four years. Amounts subject to the Contingent Deferred Sales Charge will be determined by assuming that purchase payments are withdrawn (whether for a surrender or annuitization) on a "first in-first out" basis. An amount equal to the greater of (1) 10% of the Contract Value at the beginning of the Contract Year and (2) the excess of the Contract Value over purchase payments that are subject to the Contingent Deferred Sales Charge at the time of surrender may be surrendered without sales charge in any one Contract Year.
(3) The Company reserves the right to limit the number and amount of transfers and charge a transfer fee.
(4) This charge is not imposed after annuitization. As a percentage of the estimated average Contract Value in the Variable Account, this fee equals .07%, based on an estimated average Contract Value of approximately $45,000.
(5) These charges are not imposed after annuitization if annuity payments are made on a fixed basis.

(6) Total Series Operating Expenses are based on the amount of such expenses applied against assets at December 31, 1995, after giving effect to a voluntary expense cap or expense deferral in effect for 1996. For the Loomis Sayles Small Cap Series, Total Series Operating Expenses take into account a voluntary cap on expenses by TNE Advisers, Inc. ("TNE Advisers"), the Series' investment adviser, which will bear all expenses that exceed 1.00% of average daily net assets. In the absence of this cap or any other expense reimbursement arrangement, Total Series Operating Expenses for the Loomis Sayles Small Cap Series for the year ended December 31, 1995 would have been 1.91%. Total Series Operating Expenses for the Loomis Sayles Avanti Growth, Westpeak Growth and Income, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series are after giving effect to a voluntary expense cap. For each of these Series, TNE Advisers will bear those expenses (other than the management fee) that exceed 0.15% of average daily net assets. Without this cap or any other expense reimbursement arrangement, Total Series Operating Expenses for the Loomis Sayles Avanti Growth, Westpeak Growth and Income and Back Bay Advisors Money Market Series for the year ending December 31, 1995 would have been 1.06%, 1.06% and .51%, respectively. For the six other Series shown, the Total Series Operating Expenses are after giving effect to a voluntary expense deferral. Under the deferral, expenses which exceed a certain limit are paid by TNE Advisers in the year in which they are incurred and transferred to the Series in a future year when actual expenses of the Series are below the limit. The limit on expenses for each of these Series is: 1.30% of average daily net assets for the Draycott International Equity Series; .90% of average daily net assets for the Alger Equity Growth and Davis Venture Value Series; .85% of average daily net assets for the Loomis Sayles Balanced and Salomon Brothers Strategic Bond Opportunities Series; and .70% of average daily net assets for the Salomon Brothers U.S. Government Series. Absent the expense deferral, Total Series Operating Expenses for these Series for the year ended December 31, 1995 would have been: 3.12% for the Draycott International Equity Series, 2.45% for Alger Equity Growth Series, 1.51% for Davis Venture Value Series, 1.85% for Loomis Sayles Balanced Series, 2.44% for Salomon Brothers Strategic Bond Opportunities Series and 2.90% for Salomon Brothers U.S. Government Series. The expense cap and deferral arrangements are voluntary and may be terminated at any time. (See attached prospectus of New England Zenith Fund for more complete information.)
(7) In these examples, the average Administration Contract Charge of .07% has been used. (See (4), above.)
(8) If you subsequently withdraw the commuted value of amounts placed under any of these options, the Company will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge amount that would have been deducted when you originally applied the Contract proceeds to the option. The applicable portion of the Contingent Deferred Sales Charge will be based on the ratio of (1) the number of whole months remaining at the time of withdrawal until the date when the Contingent Deferred Sales Charge would expire, to (2) the number of whole months that were remaining, when the proceeds were applied to the option, until the date when the Contingent Deferred Sales Charge would expire.

-------------------------------------------------------------------------------

  The preceding table lists the charges and expenses incurred with respect to purchase payments invested under the Contracts. The items listed include charges deducted from purchase payments, charges assessed against Variable Account assets, and charges deducted from the assets of each of the Eligible Funds. The examples assume that the entire purchase payment was allocated initially to a single sub-account without any subsequent transfers. The purpose of the table is to assist you in understanding the various costs and expenses you will bear, directly and indirectly, as a Contract Owner.

                             HOW THE CONTRACT WORKS

----------------------     ------------------------   --------------------------
   PURCHASE PAYMENT              CONTRACT VALUE           DAILY DEDUCTION FROM
                                                                 ASSETS
  . You can make a           . Payments are
    one-time                   allocated to your         . Mortality and
    investment or              choice, within              expense risk
    establish an               limits, of                  charge of 1.00% on
    ongoing                    Eligible Funds              an annualized
    investment                 and/or the Fixed            basis is deducted
    program,                   Account.                    from the Contract
    subject to the                                         Value daily.
    Company's                . The Contract Value
    minimum and                reflects purchase         . Investment
    maximum                    payments,                   advisory fees are
    purchase                   investment                  deducted from the
    payment                    experience,                 Eligible Fund
    guidelines.                interest credited           assets daily.
----------------------         on Fixed Account       --------------------------
                               allocations,
----------------------         partial                --------------------------
  ADDITIONAL PAYMENTS          surrenders, and            ANNUAL CONTRACT FEE
                               Contract charges.
  . Generally may                                        . $30 Administration
    be made at any           . The Contract Value          Contract Charge is
    time, (subject             invested in the             deducted from the
    to Company                 Eligible Funds is           Contract Value in
    limits), but               not guaranteed.             the Variable
    no purchase                                            Account on each
    payments                 . Earnings are                anniversary while
    allowed (1)                accumulated free            the Contract is
    during the                 of any current              in-force, other
    four years                 income taxes (see           than under a
    immediately                pages A-34 to A-            Payment Option.
    preceding the              35).                        (May be waived for
    Maturity Date                                          certain large
    (except under            . You may change the          Contracts.) A pro
    Contracts                  allocation of               rata portion is
    issued in                  future payments,            deducted on full
    Pennsylvania               within limits, at           surrender and at
    or New York),              any time.                   annuitization.
    unless the                                        --------------------------
    initial                  . Prior to
    purchase                   annuitization, you     --------------------------
    payment is                 may transfer                 SURRENDER CHARGE
    $1,000,000 or              Contract Value
    more, or (2)               among accounts,           . Consists of
    after a                    currently free of           Contingent
    Contract Owner             charge. (Special            Deferred Sales
    (or the                    limits apply to             Charge based on
    Annuitant, if              the Fixed Account           purchase payments
    not owned in               and to situations           made (see pages A-
    an individual              that involve                27 to A-29).
    capacity)                  "market timing.")      --------------------------
    reaches age
    86.                      . Allocations of         --------------------------
  . Minimum $250.              payments and                PREMIUM TAX CHARGE
----------------------         transfers of
                               Contract Value are        . Where applicable,
----------------------         limited in that             is deducted from
         LOANS                 Contract Value may          the Contract Value
                               not be allocated            when annuity
  . The Company                among more than             benefits commence
    intends to                 ten accounts                (or, in certain
    make loans                 (including the              states, at the
    available to               Fixed Account) at           earliest of: full
    participants               any time.                   or partial
    of certain tax         ------------------------        surrender;
    qualified                                              annuitization; or
    pension plans          ------------------------        payment of the
    (see page A-              RETIREMENT BENEFITS          Death Proceeds due
    23).                                                   to the death of a
----------------------       . Lifetime income             Contract Owner or,
                               options.                    if applicable, of
----------------------                                     the Annuitant).
      SURRENDERS             . Fixed and/or           --------------------------
                               variable payout
  . Up to the                  options.               --------------------------
    greater of:                                           ADDITIONAL BENEFITS
    10% of the               . Retirement
    Contract Value             benefits may be           . You pay no taxes
    at the                     taxable.                    on your investment
    beginning of                                           as long as it
    the Contract             . Premium tax charge          remains in the
    Year, and the              may apply.                  Contract.
    excess of the          ------------------------
    Contract Value                                       . Contract may be
    over purchase                                          surrendered at any
    payments that                                          time for its
    are subject to                                         Contract Value,
    the Contingent                                         less any
    Deferred Sales                                         applicable
    Charge on the                                          Contingent
    date of                                                Deferred Sales
    surrender can                                          Charge, subject to
    be withdrawn                                           any applicable tax
    each year                                              law restrictions.
    without
    incurring a                                          . Contingent
    Contingent                                             Deferred Sales
    Deferred Sales                                         Charge may be
    Charge,                                                waived upon
    subject to any                                         evidence of
    applicable tax                                         terminal illness,
    law                                                    confinement to a
    restrictions.                                          nursing home, or
                                                           permanent and
  . Surrenders may                                         total disability,
    be taxable.                                            if this benefit is
                                                           available in your
  . Prior to age                                           state.
    59 1/2 a 10%                                      --------------------------
    penalty tax
    may apply.

  . Premium tax
    charge may
    apply.
----------------------

----------------------
    DEATH PROCEEDS

  . Guaranteed not
    to be less
    than your
    total purchase
    payments
    adjusted for
    any prior
    surrenders or
    outstanding
    loans (and,
    where
    applicable,
    net of premium
    tax charges).

  . Death proceeds
    pass to the
    beneficiary
    without
    probate.

  . Death proceeds
    may be
    taxable.

  . Premium tax
    charge may
    apply.
----------------------

                                  THE COMPANY

  The Company was organized as a stock life insurance company in Delaware in 1980 and is authorized to operate in all states, the District of Columbia and Puerto Rico. Prior to August 30, 1996, the Company was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("The New England"). Effective August 30, 1996, The New England merged with and into Metropolitan Life Insurance Company ("MetLife"), a mutual life insurance company whose principal office is at One Madison Avenue, New York, N.Y. 10010. Upon consummation of the merger, The New England's separate corporate existence ceased by operation of law, and MetLife became the parent of the Company. Also in connection with the merger, the Company changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company," and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. As a result, both the Company's Home Office and its Administrative Office are at 501 Boylston Street, Boston, Massachusetts 02116.


                             THE VARIABLE ACCOUNT

  The Variable Account was established by the Company as a separate investment account under Delaware law on July 1, 1994, and became subject to Massachusetts law when the Company changed its domicile to Massachusetts on August 30, 1996. The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940, and meets the definition of a "separate account" under Federal securities laws. The Variable Account supports other variable annuity contracts besides the Contracts.

  Applicable law provides that the assets in the Variable Account equal to the reserves and other contract liabilities of the Variable Account shall not be chargeable with liabilities arising out of any other business the Company may conduct. The Company believes this means that the assets of the Variable Account equal to its reserves and other contract liabilities are not available to meet the claims of the Company's general creditors and may only be used to support the Contract Values under the Contracts and the other variable annuity contracts supported by the Variable Account. The income and realized and unrealized capital gains or losses of the Variable Account are, in accordance with the Contracts, credited to or charged against the Variable Account without regard to other income, gains or losses of the Company. All obligations arising under the Contracts are, however, general corporate obligations of the Company.

  Purchase payments are allocated to the sub-accounts of the Variable Account that you elect. The value of Accumulation Units credited to your Contract and the amount of the variable annuity payments depend on the investment experience of the Eligible Fund in which each of your selected sub-accounts invests. The Company does not guarantee the investment performance of the Variable Account. Thus, you bear the full investment risk for all amounts contributed to the Variable Account.

                      INVESTMENTS OF THE VARIABLE ACCOUNT

  Purchase payments applied to the Variable Account will be invested in one or more of the Eligible Funds listed below, at net asset value without deduction of any sales charge, according to the selection you make in your application. You may change your selection of Eligible Funds for future purchase payments at any time without charge. (See "Requests and Elections.") You also may transfer your Contract Value among the Eligible Funds, subject to certain conditions. (See "Transfer Privilege.") Your Contract Value may be distributed among no more than 10 accounts (including the Fixed Account) at any time. The Company reserves the right to add or remove Eligible Funds from time to time as investments for the Variable Account. See "Substitution of Investments."

LOOMIS SAYLES SMALL CAP SERIES

  The Loomis Sayles Small Cap Series seeks long-term capital growth from investments in common stocks or their equivalent. The Series invests primarily in stocks of small capitalization companies with good earnings growth potential that its subadviser believes are undervalued by the market. Typically, such companies have market capitalization of less than $1 billion, have better than average growth rates at below average price/earnings ratios, and have strong balance sheets and cash flow.

DRAYCOTT INTERNATIONAL EQUITY SERIES

  The Draycott International Equity Series seeks total return from long-term growth of capital and dividend income, primarily through investment in international equity securities.

ALGER EQUITY GROWTH SERIES

  The Alger Equity Growth Series seeks long-term capital appreciation. The Series' assets will be invested primarily in a diversified, actively managed portfolio of equity securities, primarily of companies having a total market capitalization of $1 billion or greater.

LOOMIS SAYLES AVANTI GROWTH SERIES

  The Loomis Sayles Avanti Growth Series seeks long-term growth of capital. The Series normally will invest primarily in equity securities of companies with medium and large capitalization (capitalization of $1 billion to $5 billion and over $5 billion, respectively), but will also invest a portion of its assets in equity securities of companies with relatively small market capitalization (under $1 billion).

DAVIS VENTURE VALUE SERIES

  The Davis Venture Value Series seeks growth of capital. The Series will primarily invest in domestic common stocks that its subadviser believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million.

WESTPEAK GROWTH AND INCOME SERIES

  The Westpeak Growth and Income Series seeks long-term total return (capital appreciation and dividend income) through investment primarily in equity securities. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style).

LOOMIS SAYLES BALANCED SERIES

  The Loomis Sayles Balanced Series seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. The Series is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities, depending on its subadviser's view of the economic and investment outlook.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

  The Salomon Brothers Strategic Bond Opportunities Series seeks a high level of total return consistent with preservation of capital. Assets will be allocated among U.S. Government obligations, mortgage backed securities, domestic and foreign corporate debt and sovereign debt securities rated investment grade (BBB or higher by S&P or Baa or higher by Moody's) (or unrated but deemed to be of equivalent quality in the subadviser's judgement) and domestic and foreign corporate debt and sovereign debt securities rated below investment grade. Depending on market conditions, the Series may invest without limit in below investment grade fixed-income securities. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds."

BACK BAY ADVISORS BOND INCOME SERIES

  The Back Bay Advisors Bond Income Series seeks to provide a high level of current income consistent with protection of capital and moderate investment risk through investment primarily in U.S. Government and corporate bonds.

SALOMON BROTHERS U.S. GOVERNMENT SERIES

  The Salomon Brothers U.S. Government Series seeks to provide a high level of current income consistent with preservation of capital and maintenance of liquidity. The Series invests primarily in debt obligations (including mortgage-backed securities) issued or guaranteed by the U.S. Government, its agencies or instrumentalities or derivative securities (such as collateralized mortgage obligations) backed by such securities.

BACK BAY ADVISORS MONEY MARKET SERIES

  The Back Bay Advisors Money Market Series seeks the highest possible level of current income consistent with preservation of capital. The Series invests in a variety of high quality money market instruments.

INVESTMENT ADVICE

  TNE Advisers, Inc. ("TNE Advisers"), a subsidiary of NELICO, serves as investment adviser for the Eligible Funds. Each of the Eligible Funds also has a subadviser. The Back Bay Advisors Money Market Series and Back Bay Advisors Bond Income Series receive investment subadvisory services from Back Bay Advisors, L.P., an indirect subsidiary of MetLife. The Westpeak Growth and Income Series receives investment subadvisory services from Westpeak Investment Advisors, L.P., an indirect subsidiary of MetLife. The Loomis Sayles Avanti Growth Series, Loomis Sayles Small Cap Series and Loomis Sayles Balanced Series receive investment subadvisory services from Loomis Sayles & Company, L.P., an indirect subsidiary of MetLife. The Draycott International Equity Series receives investment subadvisory services from Draycott Partners, Ltd. The Alger Equity Growth Series receives investment subadvisory services from Fred Alger Management, Inc. The Davis Venture Value Series receives investment subadvisory services from Davis Selected Advisers, L.P. The Salomon Brothers U.S. Government Series and Salomon Brothers Strategic Bond Opportunities Series receive investment subadvisory services from Salomon Brothers Asset Management Inc. Each of the Eligible Funds is a Series of the New England Zenith Fund (the "Zenith Fund"). More complete information on each Series of the Zenith Fund is contained in the attached Zenith Fund prospectus, which you should read carefully before investing, as well as in the Zenith Fund's Statement of Additional Information, which may be obtained free of charge by writing to New England Securities, 399 Boylston St., Boston, Massachusetts, 02116.

SUBSTITUTION OF INVESTMENTS

  If investment in the Eligible Funds or a particular Series is no longer possible or in the judgment of the Company becomes inappropriate for the purposes of the Contract, the Company may substitute another Eligible Fund or Funds without your consent. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, no such substitution will be made without any necessary approval of the Securities and Exchange Commission.

                               GUARANTEED OPTION

  Purchase payments may also be allocated to the Fixed Account in states that have approved the Fixed Account option. The Fixed Account is a part of the Company's general account and provides guarantees of principal and interest. (See "The Fixed Account" for more information.)

                                 THE CONTRACTS

  The Contracts provide that your purchase payments will be invested by the Company in the Eligible Fund(s) you select and that, after annuitization, the Company will make variable annuity payments on a monthly basis unless you elect otherwise. You assume the risk of investment gain or loss because the value of your Contract before annuitization and, in the case of a variable payment option, the annuity payments after annuitization, will vary with the investment performance of the Eligible Fund(s) in which your Contract is invested.

PURCHASE PAYMENTS

  The minimum initial purchase payment currently required is $10,000. Any subsequent purchase payments must be at least $250. The Company reserves the right to limit purchase payments made under a Contract. The Company currently reserves the right not to accept any purchase payment that, when combined with the Contract Value under all Contracts owned by a single Contract Owner, would exceed $1,000,000. Under its current rules, in no event will the Company accept a purchase payment that, when combined with the Contract Value under all Contracts owned by a single Contract Owner, would exceed $2,000,000. If a Contract Owner selects a single purchase payment Contract in the application, the Company reserves the right not to accept any additional purchase payments. If a Contract Owner selects a flexible purchase payment Contract in the application, the Company reserves the right to limit purchase payments in any Contract Year to three times the amount shown in the application.

  NO PURCHASE PAYMENTS MAY BE MADE (1) WITHIN FOUR YEARS PRIOR TO THE CONTRACT'S MATURITY DATE (EXCEPT UNDER CONTRACTS ISSUED IN PENNSYLVANIA OR NEW
YORK), UNLESS THE INITIAL PURCHASE PAYMENT IS $1,000,000 OR MORE, OR (2) AFTER A CONTRACT OWNER (OR THE ANNUITANT, IF THE CONTRACT IS NOT OWNED IN AN INDIVIDUAL CAPACITY) REACHES AGE 86.

  The Company will determine whether to approve applications for new Contracts, and will apply initial purchase payments under new Contracts, not later than two business days after a completed application (including the initial purchase payment and any documentation the Company requires to effect an exchange from another annuity) is received at the Company's Administrative Office. A new Contract will not be issued until the Company has received the cash proceeds of another annuity that is used to purchase the new Contract. If an application is not complete upon receipt, the Company will apply the initial purchase payment not later than two business days after it is completed. If an incomplete application is not completed within five days after the Company receives it, however, the Company will inform the applicant of the reasons for the delay and will refund any purchase payment unless the applicant agrees to have the Company retain the purchase payment until the application is completed. The Company reserves the right to reject any application.

ALLOCATION OF PURCHASE PAYMENTS

  Purchase payments are converted into Accumulation Units of the sub-accounts you select (subject to the limitation that the Contract Value may be allocated among no more than ten accounts, including the Fixed Account, at any time). The number of Accumulation Units of each sub-account to be credited to the Contract is determined by dividing the net purchase payment by the Accumulation Unit Value for the selected sub-accounts next determined following receipt of the purchase payment at the Company's Administrative Office (or, in the case of the initial purchase payment, next determined following approval of the Contract application.

CONTRACT VALUE AND ACCUMULATION UNIT VALUE

  The value of a Contract is determined by multiplying the number of Accumulation Units credited to the Contract by the appropriate Accumulation Unit Values. As described below, the Accumulation Unit Value of each sub-account depends on the net investment experience of its corresponding Eligible Fund and reflects fees and expenses borne by the Eligible Fund as well as charges assessed against sub-account assets. The Accumulation Unit Value of each sub-account was set at $1.00 on or about the date on which shares of the corresponding Eligible Fund were first publicly available. The Accumulation Unit Value is determined as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading by multiplying the most recent Accumulation Unit Value by the net investment factor for that day. The net investment factor for any sub-account reflects the change in net asset value per share of the corresponding Eligible Fund as of the close of regular trading on the Exchange from the net asset value most recently determined, the amount of dividends or other distributions made by that Eligible Fund since the previous determination of net asset value per share, and daily deductions for the Mortality and Expense Risk Charge, equal, on an annual basis, to 1.00% of the average daily net asset value of the sub-account. The net investment factor may be greater or less than one. The formula for determining the net investment factor is described under the caption "Net Investment Factor" in the Statement of Additional Information.

  Under a Contract with the Fixed Account option, the total Contract Value includes the amount of Contract Value held in the Fixed Account. (See "The Fixed Account.") Under a Contract that permits Contract loans, the Contract Value also includes the amount of Contract Value transferred to the Company's general account (but outside of the Fixed Account) as a result of a loan and any interest credited on that amount. Interest earned on the amount held in the general account as a result of a loan will be credited to the Contract's sub-accounts at least annually in accordance with the allocation instructions in effect for purchase payments under your Contract on the date of the crediting. (See "Loan Provision for Certain Tax Benefited Retirement Plans.")

PAYMENT ON DEATH PRIOR TO ANNUITIZATION

  The Contract's Death Proceeds are payable to the Beneficiary if the Company receives due proof of the death, prior to annuitization, of: (1) the Contract Owner; (2) the first Contract Owner to die, in the case of a Contract with joint owners; or (3) the Annuitant, in the case of a Contract that is not owned in an individual capacity. (In situation (2) above, if there is no named Beneficiary, the Death Proceeds will be paid to the surviving Contract Owner.)

  The Contract's Death Proceeds at any time are the greater of the current Contract Value and the guaranteed minimum Death Proceeds. For this purpose, the current Contract Value is the value next determined after the later of the date when the Company receives at the Administrative Office: (1) due proof of death; or (2) an election of continuation of the Contract or of payment in one sum or under an annuity payment option. Death proceeds will be reduced by the amount of any outstanding loan plus accrued interest (see "Loan Provision for Certain Tax Benefited Retirement Plans") and, in certain states, by the applicable premium tax charge.

  At the inception of the Contract, the guaranteed minimum Death Proceeds is equal to your initial purchase payment. Thereafter, until the seventh Contract Anniversary, any subsequent purchase payment will immediately increase your guaranteed minimum Death Proceeds by the amount of the purchase payment. Any partial surrender will immediately decrease your guaranteed minimum Death Proceeds by the percentage of the Contract Value being withdrawn.

  On the seventh Contract Anniversary, and every seventh year anniversary thereafter until the Contract Owner's (or, if applicable, the Annuitant's) 76th birthday, the guaranteed minimum Death Proceeds under the Contract is recalculated to determine whether a higher (but never a lower) guarantee will apply. (For a jointly owned Contract, this recalculation is made every seven years until the 71st birthday of the older Contract Owner.) The purpose of the recalculation is to give you the benefit of any positive investment experience under your Contract. Your Contract's previous investment experience can cause the guaranteed minimum Death Proceeds to increase on the recalculation date, but cannot cause it to decrease. The guaranteed minimum Death Proceeds determined on a recalculation date is the larger of:

  (a) the guaranteed minimum Death Proceeds that applied to your Contract just before the recalculation; and

  (b) the Contract Value on the date of the recalculation.

The new guaranteed minimum Death Proceeds applies to your Contract until the next recalculation date, or until you make a purchase payment or surrender. In that case, the same adjustment will be made to the guaranteed minimum Death Proceeds as is made during the first seven years.

 Example: Assume that a Contract is issued with a $10,000 purchase payment on 5/1/95. No further purchase payments are made and, during the first seven Contract Years, no partial surrenders are made. During the first seven Contract Years, the guaranteed minimum Death Proceeds is $10,000. Assume that on the Contract Anniversary on 5/1/02, the Contract Value is $25,000. The minimum guaranteed Death Proceeds is reset on that date to $25,000.

     Assume that the Contract Value increases to $27,000 by 1/1/03, and that you request a partial surrender of 20% of your Contract Value, or $5,400, on that date. The guaranteed minimum Death Proceeds immediately following the partial surrender is $20,000 [$25,000 -
      .20($25,000)].

     Assume that on 6/15/03 the Contract Value has decreased to $18,000. The guaranteed minimum Death Proceeds remains at $20,000 and the Death Proceeds payable on 6/15/03 is $20,000.

  Options for Death Proceeds. The Death Proceeds, reduced by the amount of any
  ---------------------------
outstanding loan plus accrued interest and by any applicable premium tax charge, will be paid in a lump sum or will be applied to provide one or more of the fixed or variable methods of payment available (see "Annuity Options"). (Certain annuity payment options under the Contract are not available for the Death Proceeds.) The Contract Owner may elect the form of payment during his or her lifetime (or during the Annuitant's lifetime, if the Contract is not owned in an individual capacity). Such an election, particularly in the case of Contracts issued in connection with retirement plans qualifying for tax benefited treatment, is subject to any applicable requirements of Federal tax law. If the Contract Owner has not elected a form of payment, the Beneficiary has 90 days after the Company receives due proof of death to make an election. Whether and when such an election is made could affect when the Death Proceeds are deemed to be received under the tax laws. The Beneficiary has a choice of: (1) receiving payment in a single sum; (2) receiving payment in the form of certain annuity payment options that begin within one year of the date of death; or (3) if eligible, continuing the Contract under the Beneficiary Continuation provision or the Spousal Continuation provision, as further described below. IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER THE COMPANY RECEIVES DUE PROOF OF DEATH, AND THE BENEFICIARY IS ELIGIBLE FOR EITHER THE BENEFICIARY CONTINUATION OR THE SPOUSAL CONTINUATION PROVISION, THE CONTRACT WILL BE CONTINUED UNDER THE APPLICABLE CONTINUATION PROVISION.

  For non-tax qualified plans, the Code requires that if the Contract Owner (or, if applicable, the Annuitant) dies prior to annuitization, the Death Proceeds must be either: (1) distributed within five years after the date of death; or (2) applied to a payment option payable over the life (or over a period not exceeding the life expectancy) of the Beneficiary, provided further that payments under the payment option must begin within one year of the date of death. There are comparable rules for distributions on the death of the Annuitant under tax qualified plans; however, if the Beneficiary under a tax qualified Contract is the Annuitant's spouse, the Code generally allows distributions to begin by the year in which the Annuitant would have reached age 70 1/2 (which may be more or less than five years after the Annuitant's death). See "Qualified Contracts--Distributions from the Contract."

  If a Contract Owner (or, if applicable, the Annuitant) dies on or after annuitization, the remaining interest in the Contract must be distributed at least as quickly as under the method of distribution in effect on the date of death.

  --BENEFICIARY CONTINUATION

  In keeping with the Code's general requirement that Death Proceeds must be distributed within five years after the death of the Contract Owner (or, if applicable, the Annuitant), the Beneficiary Continuation provision permits a Beneficiary to hold his or her share of the Death Proceeds (as determined after the Death Proceeds have been reduced by the amount of any outstanding loan plus accrued interest and by any applicable premium tax charge) in the Contract and to continue the Contract for a period ending five years after the date of death, provided that the Beneficiary's share of the Death Proceeds meets the Company's published minimum (currently $10,000). THE CONTRACT CANNOT BE CONTINUED FOR ANY BENEFICIARY WHOSE SHARE OF THE DEATH PROCEEDS DOES NOT MEET THE MINIMUM.

  The Beneficiary has 90 days after the date the Company receives due proof of death to make an election with respect to his or her share of the Death Proceeds. The Beneficiary may elect either: (1) payment in a single sum; (2) application to a permitted annuity payment option with payments to begin within one year of the date of death; or (3) Beneficiary Continuation, provided that the Beneficiary's share of the Death Proceeds meets the Company's published minimum. IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER THE COMPANY RECEIVES DUE PROOF OF DEATH, THE CONTRACT WILL BE CONTINUED UNDER THE BENEFICIARY CONTINUATION PROVISION FOR A PERIOD ENDING FIVE YEARS AFTER THE DATE OF DEATH. IF BENEFICIARY CONTINUATION IS NOT AVAILABLE BECAUSE THE BENEFICIARY'S SHARE OF THE DEATH PROCEEDS DOES NOT MEET THE COMPANY'S PUBLISHED MINIMUM, HOWEVER, THE DEATH PROCEEDS WILL BE PAID IN A SINGLE SUM UNLESS THE BENEFICIARY ELECTS AN ANNUITY PAYMENT OPTION WITHIN 90 DAYS AFTER THE COMPANY RECEIVES DUE PROOF OF DEATH.

  If the Contract is continued under the Beneficiary Continuation provision, the Death Proceeds (reduced by the amount of any outstanding loan plus accrued interest and any applicable premium tax charge) become the Contract Value on the date the continuation is effected, and will be allocated among the accounts in the same proportion as they had been prior to the continuation. In addition, the Beneficiary will have the right to make transfers and fully or partially surrender his or her portion of the Contract Value, but may not make further purchase payments, take loans, or exercise the dollar cost averaging feature. No guaranteed minimum Death Proceeds amount or Contingent Deferred Sales Charge will apply. Five years from the date of death of the Contract Owner (or, if applicable, the Annuitant), the Company will pay the Beneficiary's Contract Value to the Beneficiary. If the Beneficiary dies during that five year period, the Beneficiary's death benefit will be the Beneficiary's Contract Value on the date when the Company receives due proof of the Beneficiary's death.

  --SPECIAL OPTIONS FOR SPOUSES.

  Under the Spousal Continuation provision, the Contract may be continued after the death of a Contract Owner (or the Annuitant, if the Contract is not owned in an individual capacity) prior to annuitization in certain spousal arrangements. First, if a Contract has spousal joint owners who are also the only Beneficiaries under the Contract, then upon the death of one Contract Owner, the other may elect to continue the Contract under the Spousal Continuation provision rather than receive the Death Proceeds. In addition, if only one spouse is the Contract Owner (or, if applicable, the Annuitant) and the other spouse is the primary Beneficiary, the surviving spouse can elect to continue the Contract in the event of the Contract Owner's (or Annuitant's) death. In either of these situations, the surviving spouse may elect one of the following three options within 90 days after the Company receives due proof of death of the Contract Owner (or, if applicable, the Annuitant). The surviving spouse may elect: (1) to receive the Death Proceeds (reduced by the amount of any outstanding loan plus accrued interest and by any applicable premium tax charge) either in one sum or under a permitted payment option; (2) to continue the Contract under the Beneficiary Continuation provision; or (3) to continue the Contract under the Spousal Continuation provision with the surviving spouse as the Contract Owner (or, if applicable, the Annuitant). IF THE SURVIVING SPOUSE DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER THE COMPANY RECEIVES DUE PROOF OF DEATH, THE CONTRACT WILL AUTOMATICALLY BE CONTINUED UNDER THE SPOUSAL CONTINUATION PROVISION, WITH THE RESULT THAT THE SURVIVING SPOUSE WILL FOREGO THE RIGHT TO RECEIVE THE DEATH PROCEEDS AT THAT TIME.

  A surviving spouse who elects Beneficiary Continuation under a Contract that is qualified for tax-benefited treatment under the Code must begin to receive distributions from the Contract by the earlier of: (1) five years from the date of death; and (2) the year in which the Contract Owner (or, if applicable, the Annuitant) would have reached age 70 1/2.

  Under the Spousal Continuation provision, all terms and conditions of the Contract that applied prior to the death will continue to apply, regardless of whether or not the Contract is qualified for tax benefited treatment under the Code, except that:

    a. The surviving spouse will not be permitted to make additional purchase payments or take loans under Contracts issued in connection with a retirement plan qualifying for tax benefited treatment under Sections 401 or 403 of the Internal Revenue Code; and

    b. The Maturity Date will be reset, if necessary, based on the age of the surviving spouse.

  Except under Contracts issued in New York or Pennsylvania, if the reset Maturity Date would be less than four years after the date of the most recent purchase payment made, no Contingent Deferred Sales Charge will apply under the Contract.

  Spousal Continuation will not be available if the reset Maturity Date would be greater than the Company's permitted maximum, or if, at the time of the Contract Owner's death, the surviving spouse is older than the maximum maturity age under applicable state law. In addition, the Spousal Continuation provision will not be available if, at the original Maturity Date, the surviving spouse would be older than the maximum maturity age under applicable state law. In most states, the maximum maturity age is 95, but the maximum age is 85 in New York and Pennsylvania.

  If a Contract is subject to a loan at the time the Contract Owner (or, if applicable, the Annuitant) dies, and the Contract is continued under the Spousal Continuation provision, the amount of the outstanding loan plus accrued interest will be treated as a taxable distribution from the Contract to the deceased Contract Owner, and the Contract Value will be reduced accordingly.

TRANSFER PRIVILEGE

  It is the position of the Company that you may transfer your Contract Value among sub-accounts and/or the Fixed Account without incurring federal income tax consequences. It is not clear, however, whether the Internal Revenue Service will limit the number of transfers between sub-accounts and/or the Fixed Account in an attempt to limit the Contract Owner's incidents of ownership in the assets used to support the Contract. See "Tax Status of the Contract--Diversification."

  The Company currently does not charge a transfer free or limit the number of transfers prior to annuitization. The Company reserves the right to limit transfers and to charge a transfer fee. Currently all transfers prior to annuitization are subject to a maximum of $500,000 per transfer. The Company's current rules for transfers prior to annuitization require that the amount transferred to or from any sub-account must be at least $100. (If the full amount of Contract Value in a sub-account is less than $100, net of any transfer fee, the amount may be transferred to a sub-account in which Contract Value is already invested, or it may be transferred to any sub-account if it is transferred in combination with Contract Value from another sub-account so that the total transferred to the new sub-account is at least $100.) After variable annuity payments begin, the Company currently allows one transfer per Contract year, and the Fixed Account is not available under variable payment options. In applying the $500,000 limit, the Company will treat as one transfer all transfers requested by a Contract

Owner on the same day for all Contracts he or she owns. If the $500,000 limitation is exceeded for multiple transfers requested on the same day that are treated as a single transfer, no amount of the transfer will be executed by the Company. Transfers will be made at the Accumulation Unit Values next determined after the request is received. However, Contract Owners should be aware that because transfer limitations may prevent you from making a transfer on the date you want to, your future Contract Value may be lower than it would have been had the transfer been made on the desired date.

  For transfers that the Company determines to be based on "market-timing" (e.g., transfers under different Contracts that are being requested under Powers of Attorney with a common attorney-in-fact or that are, in the Company's determination, based on the recommendation of a common investment adviser or broker/dealer), the current transfer limitation prior to annuitization is one transfer every 30 days, each transfer subject to a maximum of $500,000. In applying the limitation of one $500,000 transfer every 30 days, the Company will treat as one transfer all transfers requested under different Contracts that are being requested under Powers of Attorney with a common attorney-in-fact or that are, in the Company's determination, based on the recommendation of a common investment adviser or broker/dealer. If the $500,000 limitation is exceeded for multiple transfers requested on the same day that are treated as a single transfer, no amount of the transfer will be executed by the Company. If a transfer is executed under one Contract and, within the next 30 days, a transfer request for another Contract is determined by the Company to be related to the executed transfer under this paragraph's rules, the transfer request will not be executed by the Company. (In order for it to be executed, it would need to be requested again after the 30-day period and it, along with any other transfer requests that are collectively treated as a single transfer, would need to total no more than $500,000).

  The Company's interest in applying these limitations on the maximum number and size of transfers is to protect the interests of both Contract Owners who are not engaging in significant transfer activity and Contract Owners who are engaging in such activity. The Company has determined that the actions of Contract Owners engaging in significant transfer activity among sub-accounts may cause an adverse effect on the performance of the underlying Eligible Funds. The movement of significant sub-account values from one sub-account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because it must maintain a significant cash position in order to handle redemptions. Such movement may also cause a substantial increase in Eligible Fund transaction costs which must be indirectly borne by Contract Owners.

  The foregoing limitations on transfers that the Company determines to be based on market-timing do not apply to Contracts issued in New York. In New York as in all other states, however, transfers can be made under Powers of Attorney only with the Company's consent.

  Contract Owners will be notified, in advance, if a transfer fee or limits on the number of transfers will be imposed, or of any change in any transfer fee or limitation on the number or amount of transfers.

  See "Requests and Elections" for information regarding transfers made by written request and by telephone.

  For special rules regarding transfers involving the Fixed Account, see "The Fixed Account". Transfers out of the Fixed Account are limited as to amount.
                ------------------------------------------------------------

  Your Contract Value may be distributed among no more than 10 accounts (including the Fixed Account) at any time. Transfer requests not complying with this rule will not be processed.

DOLLAR COST AVERAGING

  The Company offers an automated transfer privilege referred to here as dollar cost averaging. Under this feature you may request that an amount of your Contract Value be transferred on the same day each month, prior to annuitization, from any one account of your choice (including the Fixed Account, subject to the limitations on transfers out of the Fixed Account) to one or more of the other accounts (including the Fixed Account, subject to the limitations on transfers into the Fixed Account), subject to the limitation that Contract Value may not be allocated to more than 10 accounts, including the Fixed Account, at any time. Currently, a minimum of $100 must be transferred to each account that you select under this feature. If a transfer fee is imposed, transfers made under the dollar cost averaging program will be counted against the number of transfers per year permitted free of charge. You may cancel your use of the dollar cost averaging program at any time prior to the monthly transfer date. (See Appendix A for more information about Dollar Cost Averaging.)

SURRENDERS

  Prior to annuitization, you may surrender your Contract for all or part of the Contract Value. You may receive the proceeds in cash or apply them to a payment option. The proceeds you receive will be the Contract Value reduced by the following amounts:

  . any applicable Contingent Deferred Sales Charge;

  . a pro rata portion of the Administration Contract Charge (on a full surrender only);

  . a premium tax charge (in certain states only); and

  . any outstanding loan plus accrued interest (on a full surrender only).

See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" and "Loan Provision for Certain Tax Benefited Retirement Plans" for a description of these reductions and when they apply.

  Federal tax laws, laws relating to employee benefit plans, or the terms of benefit plans for which the Contracts may be purchased may restrict your right to surrender the Contract. No surrender is permitted in connection with a Contract issued pursuant to the Optional Retirement Program of the University of Texas System prior to the plan participant's death, retirement, or termination of employment in all Texas public institutions of higher education. In addition, Federal tax laws impose penalties on certain premature distributions from the Contracts. Full and partial surrenders and systematic withdrawals prior to age 59 1/2 may be subject to a 10% penalty tax. (See "Federal Income Tax Status.") Because a surrender may result in adverse tax consequences, you should consult a qualified tax advisor before taking a distribution from the Contract.

  To surrender, you must submit a request in proper form to the Company's Administrative Office. (See "Requests and Elections.") If you are seeking a waiver of the Contingent Deferred Sales Charge due to terminal illness, confinement to a nursing home or permanent and total disability, the request must include satisfactory evidence of one of these conditions. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions.") IF YOU WISH TO APPLY THE PROCEEDS TO A PAYMENT OPTION, YOU MUST SO INDICATE IN YOUR SURRENDER REQUEST; OTHERWISE YOU WILL RECEIVE THE PROCEEDS IN A LUMP SUM AND MAY BE TAXED ON THEM AS A FULL DISTRIBUTION. The surrender request must be received at the Administrative Office before the earlier of the Maturity Date and a Contract Owner's death (or, for Contracts not owned in an individual capacity, before the Annuitant's death). Surrender proceeds will normally be paid within seven days after receipt of a request in proper form at the Administrative Office, but payment may, by law, be delayed under certain circumstances. (See "Suspension of Payments.")

  The amount of the surrender proceeds will be based on the Accumulation Unit Values that are next determined after the complete surrender request is received at the Administrative Office; however, if you choose to apply the surrender proceeds to a payment option, the surrender proceeds will be based on Accumulation Unit Values determined on a later date if you so specify in your request. Company consent is required if the amount of a partial surrender is less than the Company's published minimum, which is currently $100. After a partial surrender, the remaining Contract Value must be at least $2,500, unless the Company consents to a lower amount or, if the Contract is subject to an outstanding loan, the remaining unloaned Contract Value must be at least 10% of the total Contract Value after the partial surrender or $2,500, whichever is greater (unless the Company consents to a lesser amount). Otherwise, at your option, either the amount of the partial surrender will be reduced or the transaction will be treated as a full surrender that is subject to the full amount of any applicable Contingent Deferred Sales Charge. A partial surrender will reduce your Contract Value in the sub-accounts in proportion to the amount of your Contract Value in each sub-account, unless you request otherwise.

SYSTEMATIC WITHDRAWALS

  The Systematic Withdrawal feature available in connection with the Contract allows you to have a portion of the Contract Value withdrawn automatically on a monthly basis prior to annuitization. You can elect to withdraw each month either a fixed dollar amount (which you can change periodically) or the investment gain in the Contract. Currently a withdrawal must be a minimum of $100; if you choose to have the investment gain withdrawn and it is less than $100 for a month, no withdrawal will be made that month. The Company reserves the right to change the required minimum monthly withdrawal amount. If the New York Stock Exchange is closed on the day when the withdrawal is to be made, the withdrawal will be processed on the next business day. The Contingent Deferred Sales Charge will apply to amounts received under the Systematic Withdrawal program in the same manner as it applies to other partial surrenders and surrenders of Contract Value. (See "Contingent Deferred Sales Charge.") If you make a partial surrender or a purchase payment at the same time that you are having the investment gain withdrawn under the Systematic Withdrawal feature, the Systematic Withdrawal will be canceled effective as of the next monthly withdrawal date; however, at your option, the Company will resume Systematic Withdrawals on the following monthly withdrawal date (that is, the second monthly withdrawal date after the purchase payment or partial surrender). The amount of the Systematic Withdrawals will be adjusted to reflect the purchase payment or partial surrender. Continuing to make purchase payments under the Contract while you are making Systematic Withdrawals means that you could incur any applicable Contingent Deferred Sales Charge on the withdrawals at the same time that you are making the new purchase payments; however, no Contingent Deferred Sales Charge will apply if you are having the investment gain (rather than a fixed dollar amount) withdrawn. The Federal tax laws may include systematic withdrawals in the Contract Owner's gross income in the year in which the withdrawal occurs and will impose a penalty tax of 10% on certain systematic withdrawals which are premature distributions. Additional terms and conditions for the systematic withdrawal program are set forth in the application for the program.

LOAN PROVISION FOR CERTAIN TAX BENEFITED RETIREMENT PLANS

  The Company intends to make Contract loans available to participants under TSA Plans that are not subject to ERISA and to trustees of Qualified Plans. Availability of Contract loans will be subject to state insurance department approval.

  The Department of Labor has issued regulations (the "ERISA regulations") governing plan participant loans under retirement plans subject to ERISA. Generally, the ERISA regulations will apply to retirement plans that qualify under Section 401(a) or 403(a). YOU AND YOUR EMPLOYER ARE RESPONSIBLE FOR DETERMINING WHETHER YOUR PLAN IS SUBJECT TO AND COMPLIES WITH THE ERISA REGULATIONS ON PARTICIPANT PLAN LOANS.

  It is the responsibility of the trustee of a Qualified Plan subject to ERISA to ensure that the proceeds of a Contract loan are made available to a participant under a separate plan loan agreement, the terms of which comply with all the plan qualification requirements including the requirements of the ERISA regulations on plan loans. Therefore, the plan loan agreement may differ from the Contract loan provisions and, if you are a participant in a Qualified Plan subject to ERISA, you should consult with the fiduciary administering the plan loan program to determine your rights and obligations with respect to plan loans.

  The ERISA regulations contain requirements for plan loans relating to their maximum amount, availability, and other matters. Among the rules are the requirements that the loan bear a reasonable rate of interest, be adequately secured, provide a reasonable repayment schedule, and be made available on a basis that does not discriminate in favor of employees who are officers or shareholders or who are highly compensated. These regulations may change from time to time. Failure to comply with these requirements may result in tax penalties under the Code and under ERISA.

  One of the current requirements of the ERISA regulations is that the plan must charge a "commercially reasonable" rate of interest for plan loans. The Contract loan interest rate may not be considered "commercially reasonable" within the meaning of the ERISA regulations, and it is the responsibility of the plan fiduciary to charge the participant any additional interest under the plan loan agreement which may be necessary to make the overall rate charged comply with the regulation. The ERISA regulations also currently require that a loan be adequately secured, but provide that not more than 50% of the participant's vested account balance under the plan may be used as security for the loan. A Contract loan is secured by the portion of the Contract Value which is held in the Company's general account as a result of the loan. The plan fiduciary must ensure that the Contract Value held as security under the Contract, plus any additional portion of the participant's vested account balance which is used as security under the plan loan agreement, does not exceed 50% of the participant's total vested account balance under the plan.

  The amount of any loan may not exceed the maximum loan amount as determined under the Company's maximum loan formula. The effect of a loan on your Contract is that a portion of the Contract Value equal to the amount of the loan will be transferred to the Company's general account and will earn interest (which is credited to the Contract), currently at the effective rate of 4 1/2% per year. This earned interest will be credited to the Contract's sub-accounts (and, if available under your Contract, to the Fixed Account) annually in accordance with the allocation instructions in effect for purchase payments under your Contract on the date of the crediting. Under current rules, interest charged on the loan will be 6 1/2% per year. Depending on the Company's interpretation of applicable law and on the Company's administrative procedures, the interest rates charged and earned on loaned amounts may be changed (for example, to provide for a variable interest rate) with respect to new loans made. The Company may also establish a minimum loan amount. Because the amount moved to the general account as a result of the loan does not participate in the Variable Account's investment experience, a Contract loan can have a permanent effect on the Contract Value and Death Proceeds.

  The Company will not permit more than one loan at a time on any Contract except where state regulators require otherwise. In addition, the Code provides that the total amount of loans under all your retirement plans may not at any one time exceed $50,000 less the highest outstanding loan balance in the preceding 12 months, subject, however, to a smaller maximum, if applicable, of the greater of: (1) $10,000; or (2) 50% of the value of your nonforfeitable, accrued benefits. Loans must be repaid within 5 years except for certain loans used for the purchase of a principal residence, which must be repaid within 20 years. Repayment of the principal amount and interest on the loan will be required in equal monthly installments by means of repayment procedures established by the Company. Contract loans are subject to applicable retirement program laws and their taxation is determined under the Code. Under current practice, if a Contract loan installment repayment is not made, the Company may (unless restricted by law) make a full or partial surrender of the Contract in the amount of the unpaid installment repayment on the Contract loan or, if there is a default on the Contract loan, in an amount equal to the outstanding loan balance (plus any applicable Contingent Deferred Sales Charge and Administration Contract Charge in each case). (A default on the loan is defined in the loan application and includes, among other things, nonpayment of three consecutive or a total of five installment repayments, or surrender of the Contract.) An installment repayment of less than the amount billed will not be accepted. A full or partial surrender of the Contract to repay all or part of the loan may result in serious adverse tax consequences for the plan participant (including penalty taxes) and may adversely affect the qualification of the plan or Contract. The trustee of a Qualified Plan subject to ERISA will be responsible for reporting to the IRS and advising the participant of any tax consequences resulting from the reduction in the Contract Value caused by the surrender and for determining whether the surrender adversely affects the qualification of the plan. In the case of a TSA Plan not subject to ERISA, the Company will report the surrender to the IRS as a taxable distribution under the Contract.

  The Internal Revenue Service issued proposed regulations in December of 1995, which, if finalized in their present form, would require that if the repayment terms of a loan are not satisfied after the loan has been made due to a failure to make a loan repayment as scheduled, including any applicable grace period, the balance of the loan would be deemed to be distributed. If the loan is treated as a distribution under Code Section 72(p), the proposed regulations state that the amount so distributed is to be treated as a taxable distribution subject to the normal rules of Code Section 72, if the participant's interest in the plan includes after-tax contributions (or other tax basis). A deemed distribution would also be a distribution for purposes of the 10 percent tax in Code Section 72(t) and the excise tax on excess distributions under Section 4980A. However, a deemed distribution under
Section 72(p) would not be treated as an actual distribution for purposes of Code Section 401, the rollover and income averaging provisions of Section 402 and the distribution restrictions of Section 403(b).

  Partial surrenders will be restricted by the existence of a loan and, after any partial surrender, the remaining unloaned Contract Value must be at least 10% of the total Contract Value after the partial surrender or $1,000, whichever is greater (unless the Company consents to a lesser amount). If a partial surrender by the Company to enforce the loan repayment schedule would reduce the unloaned Contract Value below this amount, the Company reserves the right to surrender the entire Contract and apply the Contract Value to the Contingent Deferred Sales Charge, the Administration Contract Charge and the amount owed to the Company under the loan. If at any time an excess Contract loan exists (that is, the Contract loan balance exceeds the Contract Value), the Company has the right to terminate the Contract.

  Unless you request otherwise, Contract loans will reduce the amount of the Contract Value in the accounts in proportion to the Contract Value then in each account. If any portion of the Contract loan was attributable to Contract Value in the Fixed Account, then an equal portion of each loan repayment will have to be allocated to the Fixed Account. (For example, if 50% of the loan was attributable to your Fixed Account Contract Value, then 50% of each loan repayment will be allocated to the Fixed Account). Unless you request otherwise, a repayment will be allocated to the sub-accounts in the same proportions to which the loan was attributable to the sub-accounts.

  The amount of the death proceeds, the amount payable upon surrender of the Contract and the amount applied on the Maturity Date to provide annuity payments will be reduced by the amount of any outstanding Contract loan plus accrued interest. In these circumstances, the amount of the outstanding Contract loan plus accrued interest generally will be taxed as a taxable distribution.

  The tax and ERISA rules relating to participant loans under tax benefited retirement plans are complex and in some cases unclear, and they may vary depending on the individual circumstances of each loan. The Company strongly recommends that you, your employer and your plan fiduciary consult a qualified tax advisor regarding the currently applicable tax and ERISA rules before taking any action with respect to loans.

  The Company will provide further information regarding loans upon request.

SUSPENSION OF PAYMENTS

  The Company reserves the right to suspend or postpone the payment of any amounts due under the Contract or transfers of Contract Values between sub-accounts or to the Fixed Account when permitted under applicable Federal laws, rules and regulations. Current Federal law permits such suspension or postponement if: (a) the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) an emergency exists such that it is not reasonably practicable to dispose of securities held in the Variable Account or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of securities holders.

OWNERSHIP RIGHTS

  During the Annuitant's lifetime, all rights under the Contract belong solely to the Contract Owner unless otherwise provided. These rights include the right to change the Beneficiary, to change the payment option, to assign the Contract (subject to the restrictions referred to below), and to exercise all other rights, benefits, options and privileges conferred by the Contract or allowed by the Company. Transfer of ownership of the Contract under an ERISA "Pension Plan" to a non-spousal beneficiary may require spousal consent.

  Qualified Plans and certain TSA Plans and IRAs with sufficient employer involvement are deemed to be "Pension Plans" under ERISA and are, therefore, subject to rules under the Retirement Equity Act of 1984. These rules require that benefits from annuity contracts purchased by a Pension Plan and distributed to or owned by a participant be provided in accordance with certain spousal consent, present value and other requirements which are not enumerated in the Contract. Thus, the tax consequences of the purchase of the Contracts by Pension Plans should be considered carefully.

  Those Contracts offered by the prospectus which are designed to qualify for the favorable tax treatment described below under "Federal Income Tax Status" contain restrictions on transfer or assignment, reflecting requirements of the Code which must be satisfied in order to assure continued eligibility for such tax treatment. In accordance with such requirements, ownership of such a Contract may not be changed and the Contract may not be sold, assigned or pledged as collateral for a loan or for any other purpose except under certain limited circumstances. A Contract Owner contemplating a sale, assignment or pledge of the Contract should carefully review its provisions and consult a qualified tax advisor.

  If Contracts offered by this prospectus are used in connection with deferred compensation plans or retirement plans not qualifying for favorable Federal tax treatment, such plans may also restrict the exercise of rights by the Contract Owner. A Contract Owner should review the provisions of any such plan.

REQUESTS AND ELECTIONS

  Requests for sub-account transfers or reallocation of future purchase payments may be made by telephone or written request (which may be telecopied) to the Company at its Home Office. Written requests for such transfers or changes of allocation must be in a form acceptable to the Company. Such written requests may be telecopied to 617-578-5412. To request a transfer or change of allocation by telephone, please contact your registered representative, or contact the Company's Home Office at 1-800-777-5897 between the hours of 9:00 a.m. and 4:00 p.m., Eastern Time. Requests for transfer (that are within the Company's current limits applicable to transfers) or reallocation by telephone will be automatically permitted. The Company will use reasonable procedures such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone are genuine. Any telephone instructions reasonably believed by the Company to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If the Company does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Company may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under a Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at the Company's Home Office to be effective. If acceptable to the Company, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless the Company has already acted in reliance on the prior status. The Company is not responsible for the validity of any written request or election.

TEN DAY RIGHT TO REVIEW

  Within 10 days (or more where required by applicable state insurance law) after you receive your Contract you may return it to the Company or its agent for cancellation. Upon cancellation of the Contract, the Company will return to you the Contract Value. If required by the insurance law or regulations of the state in which your Contract is issued, however, the Company will refund all purchase payments made.

 ADMINISTRATION CHARGES, CONTINGENT DEFERRED SALES CHARGE AND OTHER DEDUCTIONS

ADMINISTRATION CHARGES

  The Company's administrative services include issuing Contracts, maintaining Contract Owner records and accounting, valuation, regulatory and reporting services. To help cover the cost of these services, the Company receives an Administration Contract Charge generally equal to the lesser of: 2% of the total Contract Value (including any Contract Value in the Fixed Account) and $30. In addition, the Company may (but does not currently) charge a transfer fee for certain transfers of Contract Value among the sub-accounts and/or the Fixed Account, as described below.

  The annual Administration Contract Charge is deducted from the Contract Value on each Contract anniversary for the prior Contract Year and will be deducted on a pro rata basis at annuitization or at the time of a full surrender if it is not on a Contract anniversary. If two Contracts are issued to permit the funding of a spousal IRA, the Administration Contract Charge will be imposed only on the Contract to which the larger purchase payments have been allocated in the Contract application. The charge is deducted entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account. The charge will be waived for a Contract Year if (1) the Contract Value at the end of the year was at least $50,000, OR
                                                                            --
(2) you made at least $1,000 in net deposits (purchase payments minus partial surrenders) during that Contract Year and the Contract Value at the end of the previous Contract Year was at least $25,000. (A pro rata charge will always be made on a full surrender and at annuitization, however, regardless of the amount of your Contract Value.) The Administration Contract Charge will be deducted from each sub-account in the ratio of your interest therein to your total Contract Value in the Variable Account. The Company does not expect the Administration Contract Charge to exceed the actual costs (including overhead costs) of administering the Contracts.

  The Company reserves the right to charge a transfer fee for transfers of Contract Value among sub-accounts and/or the Fixed Account, but will notify Contract Owners in advance of imposing any such fee. (See "Transfer Privilege.") The Company expects that the amount of any transfer fee will not exceed the actual costs (including overhead costs) of administering transfers.

MORTALITY AND EXPENSE RISK CHARGE

  The Company deducts a Mortality and Expense Risk Charge from the Variable Account as compensation for assuming the mortality and expense risks under the Contract. By assuming the expense risk under the Contract, the Company guarantees that the dollar amount of the Administration Contract Charge will not increase over the life of a Contract, regardless of the actual expenses. By assuming the mortality risk, the Company guarantees that, although annuity payments will vary according to the performance of the investments you select, annuity payments will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this mortality risk by virtue of annuity rates in the Contract that cannot be changed. The Company also assumes the risk of making a minimum death benefit payment if the Contract Owner (or, if applicable, the Annuitant) dies prior to annuitization. (See "Payment on Death Prior to Annuitization.")

  The Mortality and Expense Risk Charge is computed and deducted on a daily basis from the assets in each sub-account attributable to the Contracts. The charge is at an annual rate of 1.00% of the daily net assets of each such sub-account, of which .70% represents a mortality risk charge and .30% represents an expense risk charge. The Mortality and Expense Risk Charge as a percentage of Contract Value will not increase over the life of a Contract. The Mortality and Expense Risk Charge will continue to be assessed if annuity payments are made on a variable basis after annuitization. (See "Annuity Payments.")

CONTINGENT DEFERRED SALES CHARGE

  No charge for sales expenses is deducted from purchase payments when they are made. However, a Contingent Deferred Sales Charge may apply on certain events ("CDSC events"), except that no Contingent Deferred Sales Charge will apply if the initial purchase payment is $1,000,000 or more. The Contingent Deferred Sales Charge is intended to assist in covering sales expenses related to the Contracts, including commissions, preparation of sales literature and other promotional activity. The Contingent Deferred Sales Charge may not cover the full amount of sales expenses, and the excess will be recovered from the Company's general account, including any income from the Mortality and Expense Risk Charge.

  CDSC events are: (a) a full or partial surrender of your Contract (including surrenders where you apply the proceeds to certain payment options); (b) in certain circumstances, a withdrawal of the commuted value of amounts that you applied to an annuity payment option; or (c) under Contracts issued in Pennsylvania or New York, the Maturity Date if at that date a purchase payment has been invested for less than four years.

  The Contingent Deferred Sales Charge is taken into account in calculating the proceeds payable on a full surrender. On a partial surrender, the Contingent Deferred Sales Charge is deducted from the Contract Value remaining after deduction of the surrender amount requested and is taken from the Contract Value in the sub-accounts and the Fixed Account in the same proportion as the Contract Value surrendered.

  The Contingent Deferred Sales Charge equals a percentage of each purchase payment. Each purchase payment is subject to the charge for four years (12 month periods) from the date it is received by the Company, as follows:

            IF WITHDRAWN DURING YEAR               CHARGE
            ------------------------               ------
              1...................................   4%
              2...................................   3%
              3...................................   2%
              4...................................   1%
            Thereafter............................   0%

  Whether amounts surrendered, withdrawn or applied to an annuity payment option are considered to include purchase payments subject to the Contingent Deferred Sales Charge depends on the following rules.

  In any Contract Year you may surrender a portion of your Contract Value (the "free withdrawal amount") without incurring the Contingent Deferred Sales Charge. The free withdrawal amount for each Contract Year is equal to the greater of: (1) 10% of the Contract Value at the beginning of the Contract Year; and (2) the excess of the Contract Value over purchase payments subject to the Contingent Deferred Sales Charge on the date of surrender. If not used, the free withdrawal amount does not carry over to the next Contract Year.

  In the event that tax law requires you to take distributions of Contract Value prior to the Maturity Date, they may be subject to the Contingent Deferred Sales Charge to the extent they exceed the free withdrawal amount, as described above, in any Contract Year. See "Federal Income Tax Status--Tax Status of the Contract" and "--Qualified Plans."

 EXAMPLE: Assume that a single purchase payment of $10,000 is made into the Contract. The following illustrates the free withdrawal amount available under two hypothetical situations.

                            HYPOTHETICAL CONTRACT VALUE                    10% OF
                           ------------------------------               BEGINNING OF  MAXIMUM FREE
                             AT BEGINNING   ON WITHDRAWAL               YEAR CONTRACT  WITHDRAWAL
                           OF CONTRACT YEAR     DATE      CONTRACT GAIN     VALUE        AMOUNT
                           ---------------- ------------- ------------- ------------- ------------
 Situation 1:............      $12,500         $14,000       $4,000        $1,250        $4,000
 Situation 2:............      $11,000         $10,000       $    0        $1,100        $1,100


 EXAMPLE: Assume that a $10,000 purchase payment is made into the Contract on 6/1/95 and another $10,000 purchase payment is made on 2/1/96. The following illustrates the Contingent Deferred Sales Charge that would apply on partial surrenders in two hypothetical situations.

                           HYPOTHETICAL CONTRACT VALUE                    10% OF
                          ------------------------------               BEGINNING OF  MAXIMUM FREE
                            AT BEGINNING   ON WITHDRAWAL               YEAR CONTRACT  WITHDRAWAL
                          OF CONTRACT YEAR     DATE      CONTRACT GAIN     VALUE        AMOUNT
                          ---------------- ------------- ------------- ------------- ------------
 Situation 1: $7,000
  partial surrender on
  12/1/96...............      $22,000         $25,000       $5,000        $2,200        $5,000

   The first $5,000 withdrawn would be free of the Contingent Deferred Sales Charge. The remaining $2,000 of the withdrawal would be made from the oldest purchase payment (i.e. the 6/1/95 purchase payment). A 3% Contingent Deferred Sales Charge would apply to the $2,000, because the withdrawal would be taking place in the second year following the date of the purchase payment.

                            HYPOTHETICAL CONTRACT VALUE                    10% OF
                           ------------------------------               BEGINNING OF  MAXIMUM FREE
                             AT BEGINNING   ON WITHDRAWAL               YEAR CONTRACT  WITHDRAWAL
                           OF CONTRACT YEAR     DATE      CONTRACT GAIN     VALUE        AMOUNT
                           ---------------- ------------- ------------- ------------- ------------
 Situation 2: $25,000
  surrender on 12/1/98...      $30,000         $33,000       $13,000       $3,000       $13,000

   The first $13,000 withdrawn would be free of the Contingent Deferred Sales Charge. The remaining $12,000 of the withdrawal would be made by withdrawing the $10,000 purchase payment made on 6/1/95 and $2,000 of the $10,000 purchase payment that was made on 2/1/96. The Contingent Deferred Sales Charge that would apply is: 1% X $10,000 + 2% X $2,000, or $140. The remaining amount of purchase payments that could be subject to the Contingent Deferred Sales Charge (assuming no further purchase payments were made) would be $8,000.


  Amounts surrendered under the free withdrawal provision do not reduce the total purchase payments that are potentially subject to the Contingent Deferred Sales Charge under your Contract.

  If your Contract Value is less than your total purchase payments due to a free withdrawal, negative investment performance or deduction of the Administration Contract Charge, the following rules apply for calculating the Contingent Deferred Sales Charge: the deficiency will be attributed to your most recent purchase payment first, and subsequent earnings will be credited to that deficiency (and not treated as earnings) until Contract Value exceeds purchase payments.

  Waiver of Contingent Deferred Sales Charge. No Contingent Deferred Sales
  -------------------------------------------
Charge will apply:

  . After 30 days from issue of the Contract if you apply the proceeds to a variable or fixed payment option involving a life contingency (described under "Annuity Options"), or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option (described under "Annuity Options"), or a comparable fixed option. However, if you subsequently withdraw the commuted value of amounts placed under any of those options, the Company will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge amount that would have been deducted when you originally applied the Contract proceeds to the option, taking into account the lapse of time from annuitization to surrender. The applicable portion of the Contingent Deferred Sales Charge will be based on the ratio of (1) the number of whole months remaining, on the date of the withdrawal, until the date when the Contingent Deferred Sales Charge would expire, to (2) the number of whole months that were remaining, when the proceeds were applied to the option, until the date when the Contingent Deferred Sales Charge would expire. (See example in Appendix B.)

  . On full or partial surrenders if the Contract Owner submits satisfactory evidence to the Company that the Contract Owner (or one Contract Owner under a jointly owned Contract, or the Annuitant, if the Contract is not owned in an individual capacity) is terminally ill (as defined in the Contract), has been confined to a nursing home for more than 90 continuous days, or is permanently and totally disabled (as defined in the Contract). This benefit is only available to an original owner of the Contract who was not over age 65 at issue of the Contract, and may not be available in every state.

  . If under the Spousal Continuation provision the Contract's Maturity Date is reset to a date that is less than four years after the most recent purchase payment made under the Contract. The Contingent Deferred Sales Charge will not apply to the Contract in these circumstances. This waiver of the Contingent Deferred Sales Charge will not apply, however, to
                                                 ---
    Contracts issued in New York or Pennsylvania.

  . If the initial purchase payment is $1,000,000 or more.

  The Contracts may be sold directly, without compensation, to a registered representative, to employees, officers, directors, and trustees of the Company and its affiliated companies, and spouses and immediate family members (i.e. children, siblings and parents (including siblings and parents of spouses) and grandparents) of the foregoing, and to employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contracts and of any sub-adviser to the Eligible Funds, and spouses and immediate family members of the foregoing. If consistent with applicable state insurance law, the Contracts may also be sold, without compensation, to the Company or MetLife for use with deferred compensation plans for agents, employees, officers, directors, and trustees of the Company and its affiliated companies, subject to any restrictions imposed by the terms of such plans, or to persons who obtain their Contracts through a bank, adviser or consultant to whom they pay a fee for investment or planning advice. If sold under these circumstances, the Contracts will be credited with an additional percentage of premium to reflect in part or in whole any cost savings associated with the direct sale, but only if such credit will not be unfairly discriminatory to any person. No additional premium will be credited to Contracts purchased by persons described above in exchange for another variable annuity contract issued by the Company or its affiliated companies.

PREMIUM TAX CHARGE

  Certain states impose a premium tax on annuity purchase payments received by insurance companies. The Company pays this tax when incurred, and recovers this tax by imposing a premium tax charge on affected Contracts in accordance with the following rules. Generally, the Company incurs a state premium tax liability on the date when annuity benefits commence. In those states, the Company deducts the premium tax charge from the Contract Value on that date. However, for Contracts subject to the premium tax law of states which impose a premium tax on purchase payments when they are made (currently South Dakota), the Company deducts the applicable premium tax charge at the earliest of: a full or partial surrender of the Contract, the date when annuity benefits commence, or payment of the Death Proceeds (including application of the Death Proceeds to the Beneficiary Continuation provision) upon the death of a Contract Owner (or of the Annuitant, if the Contract is not owned in an individual capacity). To determine whether and when a premium tax charge will be imposed on a Contract, the Company looks to the state of residence of the Annuitant when a surrender is made, annuity benefits commence or Death Proceeds are paid. The Company reserves the right to impose a premium tax charge when a premium tax is incurred or at a later date.

  Deductions for state premium tax charges currently range from 1/2% to 2.00% of the Contract Value (or, if applicable, Death Proceeds) for Contracts used with retirement plans qualifying for tax benefited treatment under the Code and from 1% to 3.5% of the Contract Value (or, if applicable, Death Proceeds) for all other Contracts. Premium tax rates are subject to being changed by law, administrative interpretations or court decisions.

OTHER EXPENSES

  A deduction for an investment advisory fee is made from, and certain other expenses are paid out of, the assets of each Eligible Fund. (See "Expense Table.") The prospectus and Statement of Additional Information of the Eligible Funds describe these deductions and expenses.

                               ANNUITY PAYMENTS

ELECTION OF ANNUITY

  The Maturity Date of the Contract is based on the older of the Contract Owner(s) and the Annuitant and is the date when that person, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law). The Contract Owner may not change the Maturity Date to an earlier date. However, the Contract Owner may surrender the Contract at any time before the Maturity Date and apply the surrender proceeds to an annuity payment option.

  If the Contract Owner and Annuitant are not the same and the Annuitant dies prior to the Maturity Date, the Contract will continue for the benefit of the Contingent Annuitant. The Maturity Date will be reset, if necessary, based on the age of the older Contract Owner.

  Ownership of the Contract may not be changed without Company consent. If ownership is changed, a change in the Maturity Date may be required, based on the new Contract Owner's age. The new Maturity Date will be based on the older of the new Contract Owner and the Annuitant and will be the date when that person, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law).

  The Contract that is issued to you will provide for variable annuity payments to begin at the Maturity Date for the life of the Payee, but for at least ten years. If you wish to change this annuity payment option you may do so at any time prior to the Maturity Date. You may elect to have annuity payments under a Contract made on a variable basis or on a fixed basis, or you may designate a portion to be paid on a variable basis and a portion on a fixed basis. If you select payments on a fixed basis, the amount of Contract Value applied to the fixed payment option (net of any applicable charges described under "Administration Charges, Contingent Deferred Sales Charge and Other Deductions") will be transferred to the general account of the Company, and the annuity payments will be fixed in amount and duration by the annuity payment option selected, the age of the Payee and, for Contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, by the sex of the Payee. (See "Amount of Variable Annuity Payments.")

  Contracts acquired by retirement plans qualifying for tax benefited treatment may be subject to various requirements concerning the time by which benefit payments must commence, the period over which such payments may be made, the annuity payment options that may be selected, and the minimum annual amounts of such payments. Penalty taxes or other adverse tax consequences may occur upon failure to meet such requirements.

ANNUITY OPTIONS

  The Contract provides several annuity payment options. Prior to the Maturity Date you may elect to have the Contract Value applied to one of these payment options at maturity. If you make a full or partial surrender of the Contract, you may elect in your surrender request to apply the surrender proceeds to an annuity payment option. You may also elect to have the Contract's Death Proceeds applied to an annuity payment option, or, if the Death Proceeds become payable and you have not previously elected a payment option, the Beneficiary can elect to apply the Death Proceeds to an annuity payment option; however, the Variable Income Payments to Age 100 Option and the Variable Life Income for Two Lives Option, described below, and comparable fixed options, are not available for this purpose.

  The selection of an annuity payment option must be made by written request to the Company and is subject to any applicable Federal tax law restrictions. The amount of the Death Proceeds or of the Contract Value at the Maturity Date that is applied to an annuity payment option will be reduced by any applicable premium tax charge. The Contract Value at the Maturity Date is also reduced by a pro rata portion of the Administration Contract Charge and by any applicable Contingent Deferred Sales Charge. The amount of Contract Value applied to an annuity payment option at a full or partial surrender will be reduced by any applicable Contingent Deferred Sales Charge and premium tax charge, and, on a full surrender, by a pro rata portion of the Administration Contract Charge. For Contracts with an outstanding loan, the amount of Contract Value or Death Proceeds applied to an annuity payment option will be reduced by the amount of the loan outstanding plus accrued interest.

  The Contract offers the variable annuity payment options listed below.

    Variable Income for a Specified Number of Years. The Company will make variable monthly payments for the number of years elected, which may not be more than 30 except with the consent of the Company.

    Variable Life Income. The Company will make variable monthly payments which will continue: while the Payee is living* ; while the Payee is living but for at least ten years; or while the Payee is living but for at least twenty years. (The latter two alternatives are referred to as Variable Life Income with Period Certain Option.)

    Variable Income Payments to Age 100. The Company will make variable monthly payments for the number of whole years until the Payee is age 100. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

    Variable Life Income for Two Lives. The Company will make variable monthly payments which will continue: while either of two Payees is living (Joint and Survivor Variable Life Income)*, while either of two Payees is living but for at least 10 years (Joint and Survivor Variable Life Income, 10 Years Certain); while two Payees are living, and, after the death of one while the other is still living, two-thirds to the survivor (Joint and 2/3 to Survivor Variable Life Income).* THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.
--------
* IT IS POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE VARIABLE ANNUITY PAYMENT IF THE PAYEE DIES (OR PAYEES DIE) BEFORE THE DUE DATE OF THE SECOND PAYMENT OR TO RECEIVE ONLY TWO VARIABLE ANNUITY PAYMENTS IF THE PAYEE DIES (OR PAYEES DIE) BEFORE THE DUE DATE OF THE THIRD PAYMENT, AND SO ON.

  Comparable fixed payment options are also available for all of the options described above. In addition, other annuity payment options (including other periods certain) may be available from time to time, and you should consult the Company as to their availability. If you do not elect an annuity payment option by the Maturity Date, variable payments under the Contract will be made while the Payee is living but for at least ten years. (This is the Variable Life Income with Period Certain Option.) If installments under an annuity payment option would be less than the Company's published minimum, then the Contract proceeds can be applied to an annuity payment option only with the consent of the Company.

  The Payee under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option may withdraw the commuted value of the remaining payments. The Payee (or Payees) under the Variable Life Income with Period Certain Option or the Joint and Survivor Variable Life Income, 10 Years Certain Option may withdraw the commuted value of the remaining period certain portion of the payment option. The commuted value of such payments is calculated based on the assumed interest rate under the Contract. The life income portion of the payment portion cannot be commuted, and variable annuity payments based on that portion will resume at the expiration of the period certain if the Annuitant is alive at that time. (See "Amount of Variable Annuity Payments.") Amounts applied to a fixed payment option may not be withdrawn.

  The section of the prospectus entitled "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" describes whether a Contingent Deferred Sales Charge will be deducted upon application of the Contract's proceeds to a particular annuity payment option or upon withdrawal of the commuted value of any payments certain under a variable payment option.

  Payees under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option may convert to a variable annuity payment option involving a life contingency.

  The availability of certain annuity payment options may be restricted on account of Company policy and Federal tax law, which among other things, may restrict payment to the life expectancy of the payee.

  The Company continues to assess the Mortality and Expense Risk Charge if annuity payments are made under any variable annuity payment option (either before or after the Maturity Date), including an option not involving a life contingency and under which the Company bears no mortality risk.

                      AMOUNT OF VARIABLE ANNUITY PAYMENTS

  At the Maturity Date (or any other application of proceeds to a payment option), the Contract Value (reduced by any applicable charges and by any outstanding loan plus accrued interest) is applied toward the purchase of monthly annuity payments. The amount of monthly variable annuity payments will be determined on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the Payee's age, (ii) the assumed interest rate selected, (iii) the type of payment option selected, and (iv) the investment performance of the Eligible Funds selected. The Fixed Account is not available under variable payment options.

  The annuity purchase rates are used to calculate the basic payment level purchased by the Contract Value. These rates vary according to the age of the Payee. The higher the Payee's age at annuitization, the greater the basic payment level under options involving life contingencies, because the Payee's life expectancy and thus the period of anticipated income payments will be shorter. With respect to Contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, purchase rates used to calculate the basic payment level will also reflect the sex of the Payee. Under such Contracts, a given Contract Value will produce a higher basic payment level for a male Payee than for a female Payee, reflecting the longer life expectancy of the female Payee. If the Contract Owner has selected an annuity payment option that guarantees that payments will be made for a certain number of years regardless of whether the Payee remains alive, the Contract Value will purchase lower monthly benefits than under a life contingent option.

  The dollar amount of the initial variable annuity payment will be at the basic payment level. The assumed interest rate under the Contract will affect both this basic payment level and the amount by which subsequent payments increase or decrease. Each payment after the first will vary with the difference between the net investment performance of the sub-accounts selected and the assumed interest rate under the Contract. If the actual net investment rate exceeds the assumed interest rate, the dollar amount of the annuity payments will increase. Conversely, if the actual rate is less than the assumed interest rate, the dollar amount of the annuity payments will decrease. If actual investment performance is equal to the assumed interest rate, the monthly payments will remain level.

  Unless otherwise provided, the assumed interest rate will be at an annual effective rate of 3.5%. You may select as an alternative an assumed interest rate equal to an annual effective rate of 0% or, if allowed by applicable law or regulation, 5%. A higher assumed interest rate will produce a higher first payment, a more slowly rising series of subsequent payments when the actual net investment performance exceeds the assumed interest rate, and a more rapid drop in subsequent payments when the actual net investment performance is less than the assumed interest rate. A lower assumed interest rate will produce a lower first payment, a more rapidly rising series of subsequent payments when the actual net investment performance exceeds the assumed interest rate, and a less rapid drop in subsequent payments when the actual net investment performance is less than the assumed interest rate.

  You may, even after variable annuity payments have commenced, direct that all or a portion of your investment in one sub-account be transferred to another sub-account of the Variable Account in the manner provided under "Transfer Privilege."

  The Company may require proof of age, sex (if applicable) and survival of any person upon the continuation of whose life annuity payments depend.

  For more information regarding annuity payment options, you should refer to the Statement of Additional Information and also to the Contract, which contains detailed information about the various forms of annuity payment options available, and other matters also of importance.

                RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS

  The Federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts offered in this prospectus, include:

    1. Plans qualified under Section 401(a) or 403(a) of the Code ("Qualified Plans") but not plans qualified under Section 401(k);

    2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") which are funded solely by salary reduction contributions and which are not otherwise subject to ERISA;

    3. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and SARSEPs");

    4. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

    5. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including Federal employees ("Governmental Plans").

  An investor should consult a qualified tax or other advisor as to the suitability of a Contract as a funding vehicle for retirement plans qualifying for tax benefited treatment, as to the rules underlying such plans and as to the state and Federal tax aspects of such plans. In particular, the Contract is not intended for use with plans qualified under Section 401(k) of the Code or with TSA Plans that are subject to ERISA. The Company will not provide all the administrative support appropriate for such plans. Accordingly, the Contract should NOT be purchased for use with such plans.

  A summary of the Federal tax laws regarding contributions to, and distributions from, the above tax benefited retirement plans may be found below under "Federal Income Tax Status-Qualified Contracts." It should be understood that should a tax benefited retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.

  In the case of certain TSA Plans under Section 403(b)(1) of the Code and IRAs purchased under Section 408(b) of the Code, the individual variable annuity contracts offered in this prospectus comprise the retirement "plan" itself. These Contracts will be endorsed, if necessary, to comply with Federal and state legislation governing such plans, and such endorsements may alter certain Contract provisions described in this prospectus. Refer to the Contracts and any endorsements for more complete information.

                           FEDERAL INCOME TAX STATUS

INTRODUCTION

  The following discussion is a general discussion of federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon NELICO's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

  The Contract may be purchased on a non-tax qualified basis ("Non-Qualified Contract") or purchased and used in connection with certain plans entitled to special income tax treatment ("Qualified Contracts") under Sections 401, 403, 408 and 457 of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of this prospectus, Qualified Contracts are Contracts that fund Qualified Plans, TSA Plans, SEPs and SARSEPs, Section 457 Plans, and Governmental Plans, as defined above under "Retirement Plans Offering Federal Tax Benefits." The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefit to the Contract Owner, the Annuitant, or the Beneficiary may depend on the type of retirement plan, and on the tax status of the individual concerned. In addition, certain requirements must be satisfied in purchasing a Qualified Contract and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that a Qualified Contract is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAXATION OF THE COMPANY

  The Company is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from the Company, and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains arising from the operation of the Variable Account are automatically applied to increase reserves under the Contracts. Under existing federal income tax law, the Company believes that the Variable Account's investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contracts.

  Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to the Variable Account and, therefore, the Company does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in the Company being taxed on income or gains attributable to the Variable Account, then the Company may impose a charge against the Variable Account (with respect to some or all Contracts) in order to set aside amounts to pay such taxes.

TAX STATUS OF THE CONTRACT

  Diversification. Section 817(h) of the Code requires that with respect to
  ----------------
Non-Qualified Contracts, the investments of the Funds must be "adequately diversified" in accordance with Treasury regulations in order for the Contracts to qualify as annuity contracts under federal tax law. The Variable Account, through the Eligible Funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affect how the Eligible Funds' assets may be invested.

  In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control for the investments of a segregated asset account may cause the investor [i.e., the Contract Owner], rather than the insurance company, to be treated
 ----
as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Sub-Accounts without being treated as owners of the underlying assets."

  The ownership rights under the Contract are similar to, but also different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, a Contract Owner has additional flexibility in allocating premium payments and account values. These differences could result in a Contract Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent a Contract Owner from being considered the owner of a pro rata share of the assets of the Variable Account.

  Required Distributions. In order to be treated as an annuity contract for
  -----------------------
federal income tax purposes, section 72(s) of the Code requires Non-Qualified Contracts to provide that (a) if any Owner dies on or after the annuity date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any Owner dies prior to the annuity date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The "designated beneficiary" refers to a natural person designated by the owner as a Beneficiary and to whom ownership of the contract passes by reason of death. However, if the "designated beneficiary" is the surviving spouse of a deceased owner, the contract may be continued with the surviving spouse as the new owner.

  The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Company intends to review such provisions when they are issued and modify the contracts in question if necessary to assure that they comply with the requirements of Code
Section 72(s). Other rules may apply to Qualified Contracts.

  The following discussion is based on the assumption that the Contract qualifies as an annuity contract for federal income tax purposes.

TAXATION OF ANNUITIES

  In General. Section 72 of the Code governs taxation of annuities in general.
  -----------
The Company believes that a Contract Owner who is a natural person generally is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Value (e.g., withdrawals or annuity
                                               ----
payments under the Annuity Option elected). For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

  The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Contract Value over the "investment in the contract" (discussed below) during the taxable year. There are some exceptions to this rule and prospective Contract Owners that are not natural persons may wish to discuss these with a competent tax advisor.

  The following discussion generally applies to a Contract owned by a natural person.

  Surrenders. In the case of a surrender under a Qualified Contract, including
  -----------
Systematic Withdrawals, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. For a Contract issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Contract.

  With respect to Non-Qualified Contracts, partial surrenders, including Systematic Withdrawals, are generally treated as taxable income to the extent that the Contract Value immediately before the surrender exceeds the "investment in the contract" at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the contract".

  Annuity Payments. Although the tax consequences may vary depending on the
  -----------------
annuity payment elected under the Contract, in general, only the portion of the annuity payment that represents the amount by which the Contract Value exceeds the "investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable. For variable annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract". For fixed annuity payments, in general there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable. Once the "investment in the contract" has been fully recovered, the full amount of any additional annuity payments is taxable. If annuity payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract," consult a competent tax advisor regarding deductibility of the unrecovered amount.

  Penalty Tax. In the case of a distribution pursuant to a Non-Qualified
  ------------
Contract, there may be imposed a federal income tax penalty equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the taxpayer attains age 59 1/2; (2) made as a result of death or disability of an owner;
(3) received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of the owner and a "designated beneficiary". Other tax penalties may apply to certain distributions pursuant to a Qualified Contract.

  Taxation of Death Benefit Proceeds. Amounts may be distributed from the
  -----------------------------------
Contract because of the death of a Contract Owner (or Annuitant if the Contract Owner is not an individual). Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender as described above, or
(2) if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above. For these purposes, the investment in the Contract is not affected by the Owner's (or Annuitant's) death. That is, the investment in the Contract remains the amount of any purchase payments paid which were not excluded from gross income.

  Transfers, Assignments, Exchanges and Maturity Dates. A transfer of
  -----------------------------------------------------
ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also an Owner, the selection of certain Maturity Dates, the exchange of a Contract, or the receipt of a Contract in an exchange may result in certain tax consequences that are not discussed herein. Anyone contemplating any such designation, transfer, assignment, selection, or exchange should contact a competent tax advisor with respect to the potential tax effects of such a transaction.

  Multiple Contracts. All deferred non-qualified annuity contracts that are
  -------------------
issued by the Company (or its affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under section 72(e) of the Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of section 72(e) through the serial purchase of annuity contracts or otherwise. Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and separate deferred annuity contracts as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws.

QUALIFIED CONTRACTS

  The Contract is designed for use with certain retirement plans that qualify for Federal tax benefits. Such plans are defined above under the heading "Retirement Plans Offering Federal Tax Benefits." The tax rules applicable to participants and beneficiaries in these retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances.

  The Company makes no attempt to provide more than general information about use of the Contracts with the various types of retirement plans. Contract Owners and participants under retirement plans as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under these Contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection with such a plan. Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the Contracts. Adverse tax or other legal consequences to the plan, to the participant or to both may result if the Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contract Owners are responsible for determining that contributions, distributions and other transactions with respect to the Contracts satisfy applicable law. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract under applicable federal and state tax laws and ERISA.

  The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase. A Contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code. Purchasers should seek competent advice as to the suitability of the Contract for use with IRAs.

(i) Plan Contribution Limits

QUALIFIED PLANS, SEPS, SARSEPS AND GOVERNMENTAL PLANS

  Statutory limitations on contributions to Qualified Plans, SEPs, SARSEPs and Governmental Plans may limit the amount of money that may be contributed to the Contract in any Contract Year. Any purchase payments attributable to such contributions are tax deductible to the employer and are not currently taxable to the Annuitants for whom the Contracts are purchased. The contributions to the Contract and any increase in Contract Value attributable to such contributions are not subject to taxation until payments from the Contract are made to the Annuitant or his/her Beneficiaries.

TSA PLANS

  Purchase payments attributable to TSA Plans are not includible within the Annuitant's income to the extent such purchase payments do not exceed certain statutory limitations, including the "exclusion allowance." The exclusion allowance is a calculation which takes into consideration the Annuitant's includible compensation, number of years of service, and prior years of contributions. For more information about all the applicable limitations, the Annuitant should obtain a copy of IRS Publication 571 on TSA Programs for Employees of Public Schools and Certain Tax Exempt Organizations which will better assist the Annuitant in calculating the exclusion allowance and other limitations to which he or she may be subject for any given tax year. Any purchase payments attributable to permissible contributions under Code Section 403(b) (and earnings thereon) are not taxable to the Annuitant until amounts are distributed from the Contract. However, these payments may be subject to FICA (Social Security) taxes.

IRAS, SEPS, SARSEPS

  The maximum tax deductible purchase payment which may be contributed each year to an IRA is the lesser of $2,000 or 100 percent of includible compensation if the taxpayer is not covered under an employer plan. A spousal IRA is available if the taxpayer and spouse file a joint return and the spouse earns no compensation (or elects to be treated as earning no compensation) and is not yet age 70 1/2. The maximum tax deductible purchase payment which a taxpayer may make to his or her own IRA and a spousal IRA, combined, is the lesser of $2,250 or 100 percent of compensation of the working spouse. If covered under an employer plan, taxpayers are permitted to make deductible purchase payments; however, the deductions are phased out and eventually eliminated, on a pro rata basis, for adjusted gross income between $25,000 and $35,000 for an individual, between $40,000 and $50,000 for a married couple filing jointly and between $0 and $10,000 for a married person filing separately. A taxpayer may also make nondeductible purchase payments. However, the total of deductible and nondeductible purchase payments may not exceed the limits described above for deductible payments. An IRA is also the vehicle that receives contributions to SEPs and SARSEPs. Maximum contributions (including elective deferrals) to SEPs and SARSEPs are currently limited to the lesser of 15% of compensation (generally up to $150,000 for 1996) or $30,000. For more information concerning the contributions to IRAs, SEPs and SARSEPs, you should obtain a copy of IRS Publication 590 on Individual Retirement Accounts. In addition to the above, an individual may make a "rollover" contribution into an IRA with the proceeds of a "lump sum" distribution (as defined in the Code) from a Qualified Plan.

SECTION 457 PLANS

  Generally, under a Section 457 Plan, an employee or executive may defer income under a written agreement in an amount equal to the lesser of 33 1/3% of includible compensation or $7,500. The amounts so deferred (including earnings thereon) by an employee or executive electing to contribute to a
Section 457 Plan are includible in gross income only in the tax year in which such amounts are paid or made available to that employee or executive or his/her Beneficiary. Once contributed to the plan, any Contracts purchased with employee contributions remain the sole property of the employer and may be subject to the general creditors of the employer. The employer retains all ownership rights to the Contract including voting and redemption rights which may accrue to the Contract(s) issued under the plan. The plans may permit participants to specify the form of investment for their deferred compensation account. Depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 Plan obligations.

(ii) Distributions from the Contract

MANDATORY WITHHOLDING ON CERTAIN DISTRIBUTIONS

  After January 1, 1993, many distributions called "eligible rollover distributions" from Qualified Plans and from many TSA Plans will be subject to automatic withholding by the plan or payor at the rate of 20%. Withholding can be avoided by arranging a direct transfer of the eligible rollover distribution to a Qualified Plan, TSA or IRA.

QUALIFIED PLANS, TSA PLANS, IRAS, SEPS, SARSEPS AND GOVERNMENTAL PLANS

  Payments made from the Contracts held under a Qualified Plan, TSA Plan, IRA, SEP, SARSEP or Governmental Plan are taxable under Section 72 of the Code as ordinary income, in the year of receipt. Any amount received in surrender of all or part of the Contract Value prior to annuitization will, subject to restrictions and penalties discussed below, also be included in income in the year of receipt. If there is any "investment" in the Contract, a portion of each amount received is excluded from gross income as a return of such investment. Distributions or withdrawals prior to age 59 1/2 may be subject to a penalty tax of 10% of the amount includible in income. This penalty tax does not apply: (i) to distributions of excess contributions or deferrals; (ii) to distributions made on account of the Annuitant's death, retirement, disability or early retirement at or after age 55; (iii) when distribution from the Contract is in the form of an annuity over the life or life expectancy of the Annuitant (or joint lives or life expectancies of the Annuitant and his or her Beneficiary); or (iv) when distribution is made pursuant to a divorce (in the case of IRAs) or a qualified domestic relations order. In the case of IRAs, SEPs and SARSEPs, the exceptions for distributions on account of early retirement at or after age 55 or made pursuant to a qualified domestic relations order do not apply. A tax-free rollover may be made once each year among individual retirement arrangements subject to the conditions and limitations described in the Code.

  If the Annuitant dies before distributions begin, distributions must be completed within five years after death, unless payments begin within one year after death and are made over the life (or life expectancy) of the Beneficiary. If the Annuitant's spouse is the Beneficiary, distributions need not begin until the Annuitant would have reached age 70 1/2. If the Annuitant dies after annuity payments have begun, payments must continue to be made at least as rapidly as payments made before death.

  With respect to TSA Plans, elective contributions to the Contract made after December 31, 1988 and any increases in Contract Value after that date may not be distributed prior to attaining age 59 1/2, termination of employment, death or disability. Contributions (but not earnings) made after December 31, 1988 may also be distributed by reason of financial hardship. These restrictions on withdrawal will not apply to the Contract Value as of December 31, 1988. These restrictions are not expected to change the circumstances under which transfers to other investments which qualify for tax free treatment under
Section 403(b) of the Code may be made.

  Annuity payments, periodic payments or annual distributions generally must commence by April 1 of the calendar year following the year in which the Annuitant attains age 70 1/2. In the case of a Governmental Plan, these distributions must begin by the later of the date determined by the preceding sentence or April 1 of the calendar year following the year in which the Annuitant retires. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by minimum distribution rules under the plan. A penalty tax of up to 50% of the amount which should have been distributed may be imposed by the IRS for failure to distribute the required minimum distribution amount. Other tax penalties may apply to aggregate annual distributions in excess of $150,000.

  Other restrictions with respect to the election, commencement, or distribution of benefits may apply under the Contracts or under the terms of the Qualified Plans in respect of which the Contracts are issued.

SECTION 457 PLANS

  When a distribution under a Contract held under a Section 457 Plan is made to the Annuitant, such amounts are taxed as ordinary income in the year in which received. The plan must not permit distributions prior to the Annuitant's separation from service (except in the case of unforeseen emergency).

  Generally, annuity payments, periodic payments or annual distributions must commence by April 1 of the calendar year following the year in which the Annuitant attains age 70 1/2 and meet other distribution requirements. Minimum distributions under a Section 457 Plan may be further deferred if the Annuitant remains employed with the sponsoring employer. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by distribution rules under the plan. If the Annuitant dies before distributions begin, the same special distribution rules apply in the case of
Section 457 Plans as apply in the case of Qualified Plans, TSA Plans, IRAs, SEPs, SARSEPs and Governmental Plans. These rules are discussed above in the immediately preceding section of this prospectus.

WITHHOLDING

  Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. The Company is required to withhold taxes from certain distributions under qualified contracts.

POSSIBLE CHANGES IN TAXATION

  In past years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this prospectus Congress is not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change).

OTHER TAX CONSEQUENCES

  As noted above, the foregoing discussion of the federal income tax consequences is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the federal income tax consequences discussed herein reflect the Company's understanding of the current law and the law may change. Federal estate and gift tax consequences of ownership or receipt of distributions under the Contract depend on the individual circumstances of each Contract Owner or recipient of a distribution. A competent tax advisor should be consulted for further information.

GENERAL

  At the time the initial purchase payment is paid, a prospective purchaser must specify whether he or she is purchasing a Non-Qualified Contract or a Qualified Contract. If the initial premium is derived from an exchange or surrender of another annuity contract, the Company may require that the prospective purchaser provide the information with regard to the federal income tax status of the previous annuity contract. The Company will require that persons purchase separate Contracts if they desire to invest monies qualifying for different annuity tax treatment under the Code. Each such separate Contract would require the minimum initial purchase payment stated above. Additional purchase payments under a Contract must qualify for the same federal income tax treatment as the initial purchase payment under the Contract; the Company will not accept an additional purchase payment under a Contract if the federal income tax treatment of such purchase payment would be different from that of the initial purchase payment.

                                 VOTING RIGHTS

  The Company is the legal owner of the Eligible Fund shares held in the Variable Account and has the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, the Company will give you, as Contract Owner, the right to instruct the Company how to vote the shares that are attributable to your Contract.

  Prior to annuitization, the number of votes as to which you have a right of instruction is determined by applying your percentage interest in a sub-account to the total number of votes attributable to the sub-account. After annuitization, the number of votes attributable to your Contract is determined by applying the percentage interest reflected by the reserve for your Contract to the total number of votes attributable to the sub-account. After annuitization the votes attributable to your Contract decrease as reserves underlying the Contract decrease.

  Contract Owners who are entitled to give voting instructions and the number of shares as to which they have a right of instruction will be determined as of the record date for the meeting. All Eligible Fund shares held in any sub-account of the Variable Account or any other registered (or to the extent voting privileges are granted by the issuing insurance company, unregistered) separate accounts of the Company or any affiliate for which no timely instructions are received will be voted for, against, or withheld from voting on any proposition in the same proportion as the shares held in that sub-account for all policies or contracts for which voting instructions are received.

  All Eligible Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of the Company or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and
(ii) the shares that are voted in proportion to such voting instructions.

  The SEC requires the Eligible Funds' Board of Trustees to monitor events to identify conflicts that may arise from the sale of shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Eligible Funds, or differences between voting instructions given by variable life and variable annuity contract owners, for example. If there is a material conflict, the Boards of Trustees will have an obligation to determine what action should be taken, including the removal of the affected sub-account(s) from the Eligible Fund(s), if necessary. If the Company believes any Eligible Fund action is insufficient, the Company will consider taking other action to protect Contract Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that the Company may be unable to remedy.

                           DISTRIBUTION OF CONTRACTS

  New England Securities, the principal underwriter of the Contracts, is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. New England Securities may enter into selling agreements with other broker-dealers registered under the Exchange Act whose registered representatives are authorized under applicable law to sell variable annuity contracts. The Company will pay compensation to the New England Securities registered representatives or other broker-dealers involved in the sale of a Contract. Such compensation generally will have a present value that does not exceed 4% of purchase payments under the Contract (although a lower amount may be paid in certain limited circumstances (such as sales of the Contracts to persons over age 75)), and such compensation may be paid either as a percentage of purchase payments at the time the Company receives them, as a percentage of Contract Value on an ongoing basis, or in some combination of both. The Company will generally pay compensation with a lower present value as a percentage of purchase payments for Contracts purchased with an initial purchase payment of $1,000,000 or more.

                               THE FIXED ACCOUNT

  A Fixed Account option is included under Contracts issued in those states where it has been approved by the state insurance department. In these states, you may allocate net purchase payments and may transfer Contract Value in the Variable Account to the Fixed Account, which is part of the Company's general account. The Fixed Account offers diversification to a Variable Account contract, allowing the Contract Owner to protect principal and earn, at least, a guaranteed rate of interest.

  Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the general account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts, and the Company has been advised that the staff of the Securities and Exchange Commission does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION OF THE FIXED ACCOUNT

  The Company's general account consists of all assets owned by the Company other than those in the Variable Account and the Company's other separate accounts. The Company has sole discretion over the investment of assets in the general account, including those in the Fixed Account. Contract Owners do not share in the actual investment experience of the assets in the Fixed Account. Instead, the Company guarantees that Contract Values in the Fixed Account will be credited with interest at an effective annual rate of at least 3%. The Company is not obligated to credit interest at a rate higher than 3%, although in its sole discretion it may do so. Contract Values in the Fixed Account will be credited with interest daily.

  Any purchase payment or portion of Contract Value ("deposit") allocated to the Fixed Account will earn interest at an annual rate determined by the Company for that deposit for a 12 month period. At the end of each succeeding 12 month period, the Company will determine the interest rate that will apply to that deposit plus accrued interest for the next 12 months. This renewal rate may differ from the interest rate that is applied to new deposits made to the Fixed Account on that same day. (See "Contract Value and Fixed Account Transactions" below for a description of the interest rate that will be applied to Contract loan repayments allocated to the Fixed Account.)

CONTRACT VALUE AND FIXED ACCOUNT TRANSACTIONS

  A Contract's total Contract Value will include its Contract Value in the Variable Account, in the Fixed Account, and, for Contracts under which Contract loans are available, any of its Contract Value held in the Company's general account (but outside the Fixed Account) as a result of a Contract loan.

  Unless you request otherwise, a partial surrender will reduce the Contract Value in the sub-accounts of the Variable Account and the Fixed Account proportionately. The annual Administration Contract Charge will be deducted entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account. (However, that charge is limited to the lesser of $30 and 2% of the total Contract Value, including Contract Value in the Fixed Account.) Except as described below, amounts in the Fixed Account are subject to the same rights and limitations as are amounts in the Variable Account with respect to transfers, surrenders and partial surrenders. The following special rules apply to transfers involving the Fixed Account.

  The amount of Contract Value which may be transferred from the Fixed Account
  ----------------------------------------------------------------------------
is limited to the greater of: 25% of the Contract Value in the Fixed Account
----------------------------------------------------------------------------
at the end of the first day of the Contract Year, and the amount of Contract
----------------------------------------------------------------------------
Value that was transferred from the Fixed Account in the previous Contract
--------------------------------------------------------------------------
Year, except with the consent of the Company. (Also, after the transfer is
--------------------------------------------------------------------------
made, the Contract Value may not be allocated among more than ten of the sub-
-----------------------------------------------------------------------------
accounts and/or the Fixed Account.) The Company intends to restrict purchase
-----------------------------------
payments and transfers of Contract Value into the Fixed Account: (1) if the interest rate which would be credited to the deposit would be equivalent to an annual effective rate of 3%; or (2) if the total Contract Value in the Fixed Account equals or exceeds a maximum amount published by the Company (currently $500,000). (For Contracts issued in Maryland this maximum amount will not be less than $500,000). In addition, the Company intends to restrict transfers of Contract Value into the Fixed Account, and reserves the right to restrict purchase payments and loan prepayments into the Fixed Account, for 180 days following a transfer or loan out of the Fixed Account.

  Amounts transferred to the sub-accounts from the Fixed Account will be on a "last-in, first-out" basis; that is, they will be made in the reverse order in which the deposits into the Fixed Account were made. Amounts surrendered from the Fixed Account will be on a "first-in, first-out" basis.

  If any portion of a Contract loan was attributable to Contract Value in the Fixed Account, then an equal portion of each loan repayment must be allocated to the Fixed Account. (For example, if 50% of the loan was attributable to your Fixed Account Contract Value, then 50% of each loan repayment will be allocated to the Fixed Account.) Similarly, unless you request otherwise, the balance of the loan repayment will be allocated to the sub-accounts in the same proportions in which the loan was attributable to the sub-accounts. See "Loan Provision for Certain Tax Benefited Retirement Plans." The rate of interest for each loan repayment applied to the Fixed Account will be the lesser of: (1) the effective interest rate for your Contract on the date the loan repayment is applied to the Fixed Account; and (2) the current Fixed Account interest rate set by the Company in advance for that date. If the loan is being prepaid, however, and prepayments into the Fixed Account are restricted as described above, the portion of the loan prepayment that would have been allocated to the Fixed Account will be allocated to the Zenith Back Bay Advisors Money Market Sub-account instead.

  The Company reserves the right to delay transfers, surrenders, partial surrenders and Contract loans from the Fixed Account for up to six months.

                             FINANCIAL STATEMENTS

  The financial statements of the Company and the Variable Account may be found in the Statement of Additional Information. Please note that the financial statements of the Variable Account are dated prior to the time the Contracts described in this prospectus became available. Accordingly, the financial statements of the Variable Account do not reflect the expenses or unit information applicable to the Contracts described herein. The financial statements also refer to the Company by its former name, "New England Variable Life Insurance Company," refer to the sub-accounts investing in the Westpeak Growth and Income Series and Davis Venture Value Series as the "Value Growth Sub-Account" and "Venture Value Sub-Account," respectively, and refer to the Davis Venture Value Series by its former name, the "Venture Value Series," and the Westpeak Growth and Income Series by its former name, the "Westpeak Value Growth Series."

                       INVESTMENT EXPERIENCE INFORMATION

  The Company may advertise performance by illustrating hypothetical average annual total returns for each sub-account of the Variable Account, based on the actual investment experience of the Eligible Funds since their inception and for the one, five, and ten year periods ending with the date of the illustration. Calculations of average annual total return are based on the assumption that a single investment of $1,000 was made at the beginning of each period illustrated. Average annual total return calculations reflect changes in the net asset values of the Eligible Funds plus the reinvestment of dividends from net investment income and of distributions from net realized gains, if any. The calculations also reflect the deduction of the Mortality and Expense Risk Charge and the Administration Asset Charge. They also reflect annual deductions for the Administration Contract Charge, and the deduction of any Contingent Deferred Sales Charge applicable at the end of the period illustrated. The calculations do not reflect the effect of any premium tax charge, which applies in certain states, and which would reduce the results shown. The average annual total return is the annual compounded rate of return which would produce the surrender value at the end of the period illustrated. See "Calculation of Performance Data" in the

Statement of Additional Information for average annual total returns as of December 31, 1995 and more information about how they are calculated.

  The Company may also illustrate how the average annual total return for a five year period was determined by illustrating the average annual total return for each year in the five year period ending with the date of the illustration. Such illustrations are based on the same assumptions and reflect the same expenses and deductions described in the preceding paragraph. See "Calculation of Performance Data" in the Statement of Additional Information for an example of this type of illustration and more information about how average annual total returns are calculated.

  The Company may illustrate what would have been the growth and value of a single $10,000 purchase payment for the Contract if it had been invested in each of the Eligible Funds on the first day of the first month after those Eligible Funds commenced operations. These illustrations show Contract Value and surrender value, calculated in the same manner as when they are used to arrive at average annual total return, as of the end of each year, ending with the date of the illustration. The surrender values reflect the deduction of any applicable Contingent Deferred Sales Charge, but do not reflect the deduction of any premium tax charge. These illustrations may also show annual percentage changes in Contract Value and surrender value, cumulative returns, and annual effective rates of return. The difference between the Contract Value or surrender value at the beginning and at the end of each year is divided by the beginning Contract Value or surrender value to arrive at the annual percentage change. The cumulative return is determined by taking the difference between the $10,000 investment and the ending Contract Value or surrender value and dividing it by $10,000. The annual effective rate of return is calculated in the same manner as average annual total return. See "Calculation of Performance Data" in the Statement of Additional Information for examples of these illustrations and more information about how they are calculated.

  The Variable Account may update the performance history of one or more of its sub-accounts on a quarterly basis by illustrating the one, five, and ten year values (or since inception, if less) of a single $10,000 purchase payment invested at the beginning of such periods using the same method of calculation described in the preceding paragraph, but using the periods ending with the date of the quarterly illustration. Such illustrations will show the Contract Value at the end of the period and the cumulative return and annual effective rate of return for the period. The illustration may also include the cumulative return and annual effective rate of return of an appropriate securities index and the Consumer Price Index for the same period.

  The Company may illustrate what would have been the change in value of a $250 monthly purchase payment plan if the monthly payments had been invested in each of the Eligible Funds on the first day of each month starting with the first day of the first month after those Eligible Funds commenced operations. These illustrations show cumulative payments, Contract Value and surrender value as of the end of each year, ending with the date of the illustration. Surrender values reflect the deduction of any applicable Contingent Deferred Sales Charge. The illustrations also show annual effective rates of return, which represent the compounded annual rates that the hypothetical purchase payments would have had to earn in order to produce the Contract Value and surrender value as of the date of the illustration. See "Calculation of Performance Data" in the Statement of Additional Information for examples of these illustrations and more information about how they are calculated.

  The Variable Account may make available illustrations showing historical Contract Values and the annual effective rate of return, based upon hypothetical purchase payment amounts and frequencies, which can be selected by the client. The method of calculation described in the preceding paragraph will be used, but the illustration will reflect the effect of any premium tax charge applicable in the state where the illustration is delivered. The beginning date of the illustration can be selected by the client. Contract Values will be shown as of the end of each calendar year in the period and as of the end of the most recent calendar quarter.

  Historical investment performance may also be illustrated by showing the percentage change in the Accumulation Unit Value and annual effective rate of return of a sub-account without reflecting the deduction of any Contingent Deferred Sales Charge, premium tax charge, or the annual $30 Administration Contract Charge, all of which have the effect of reducing historical performance. The percentage change in unit value and annual effective rate of return of each sub-account may be shown from inception of the Eligible Fund to the date of the report and for the year-to-date, one, five, and ten year periods ending with the date of the report. The percentage change in unit value and annual effective rate of return also may be compared with the percentage change and annual effective rate for the Dow Jones Industrial Average and S&P 500 Stock Index, as well as other unmanaged indices of stock and bond performance described in the Statement of Additional Information in the Notes to the illustration of Annual Percentage Change in Contract Value and Annual Percentage Change in Surrender Value for a $10,000 Single Purchase Payment Contract. The percentage change is calculated by dividing the difference in unit or index values at the beginning and end of the period by the beginning unit or index value. See the Statement of Additional Information for a description of the method for calculating the annual effective rate of return in this illustration.

  From time to time the Company may advertise (in sales literature or advertising material) performance rankings of the sub-accounts of the Variable Account assigned by independent services, such as Variable Annuity Research and Data Services ("VARDS"). VARDS monitors and ranks the performance of variable annuity accounts on an industry-wide basis in each of the major categories of investment objectives. The performance analysis prepared by VARDS ranks accounts on the basis of total return calculated using Accumulation Unit Values. Thus, the effect of the Contingent Deferred Sales Charge and Administration Contract Charge assessed under the Contracts is not taken into consideration.

  From time to time, articles discussing the Variable Account's investment experience, performance rankings and other characteristics may appear in national publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. References to, reprints or portions of reprints of such articles or rankings may be used by the Company as sales literature or advertising material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience.

                                  APPENDIX A

                                 CONSUMER TIPS

DOLLAR COST AVERAGING

  Dollar cost averaging allows a person to take advantage of the historical long-term stock market results, assuming that they continue, although it does not guarantee a profit or protect against a loss. If an investor follows a program of dollar cost averaging on a long-term basis and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are surrendered, for whatever reason, will be higher than the average cost per share.

  An investor using dollar cost averaging invests the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps an investor from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If the investor has the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. The price could be lower, however, if the fund chosen does not follow these historical trends.

  Investors contemplating the use of dollar cost averaging should consider their ability to continue the on-going purchases so that they can take advantage of periods of low price levels.

DIVERSIFICATION

  Diversifying investment choices can enhance returns, by providing a wider opportunity for safe returns, and reduce risks, by spreading the chance of loss. Holding a single investment requires of that investment a safe return because a loss may risk the entire investment. By diversifying, on the other hand, an investor can more safely take a chance that some investments will under-perform and that others will over-perform. Thus an investor can potentially earn a better-than-average rate of return on a diversified portfolio than on a single safe investment. This is because, although portions of a diversified investment may be totally lost, other portions may perform at above-average rates that more than compensate for the loss.

MISCELLANEOUS

   Toll-free telephone service: --A recording of daily unit values is available by calling 1-800-333-2501.
                                --Fund transfers and changes of future purchase
                                 payment allocations can be made by calling 1-
                                 800-777-5897.
   Written Communications:      --All communications and inquiries regarding
                                 address changes, premium payments, billing,
                                 fund transfers, surrenders, maturities and any
                                 other processing matters relating to your
                                 Contract should be directed to:
                                New England Annuities
                                P.O. Box 642
                                Boston, Mass 02117

                                  APPENDIX B

                       CONTINGENT DEFERRED SALES CHARGE

  The following example illustrates how the Contingent Deferred Sales Charge would apply if the commuted value of amounts that have been placed under certain payment options is later withdrawn. As described in the prospectus in the section "Contingent Deferred Sales Charge," no Contingent Deferred Sales Charge will apply if at any time more than 30 days from issue of the Contract you apply the proceeds to a variable or fixed payment option involving a life contingency or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option, or a comparable fixed option. However, if you subsequently withdraw the commuted value of amounts placed under any of those options, the Company will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge that was waived, based on the ratio of: (1) the number of whole months remaining on the date of withdrawal until the date when the Contingent Deferred Sales Charge would expire, to (2) the number of whole months that were remaining when the proceeds were applied to the option, until the date when the Contingent Deferred Sales Charge would expire.

  As an example, assume that $100,000 of Contract Value (net of any premium tax charge and Administration Contract Charge) is applied to the Variable Income for a Specified Number of Years Option for a 20 year period. Assume further that the proceeds are derived from a $30,000 purchase payment made ten years ago, a $30,000 purchase payment made exactly two years ago, and investment earnings, and that the Contingent Deferred Sales Charge waived on application of the proceeds to the payment option was $600. If the Payee surrenders the commuted value of the proceeds under option six months later, the Contingent Deferred Sales Charge would be $450 (representing the $600 waived at annuitization multiplied by 18/24, where 18 is the number of whole months currently remaining until the Contingent Deferred Sales Charge would expire, and 24 is the number of whole months that remained at the time of annuitization until the Contingent Deferred Sales Charge would expire).

                               TABLE OF CONTENTS
                                      OF
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                           PAGE
                                                                           -----
The Company...............................................................  II-3
Services to the Variable Account..........................................  II-3
Performance Comparisons...................................................  II-3
Calculation of Performance Data...........................................  II-4
Net Investment Factor..................................................... II-17
Annuity Payments.......................................................... II-17
Hypothetical Illustrations of Annuity Income Payouts...................... II-18
Historical Illustrations of Annuity Income Payouts........................ II-22
Experts................................................................... II-25
Legal Matters............................................................. II-25
Financial Statements...................................................... II-26

  If you would like to obtain a copy of the Statement of Additional Information, please complete the request form below and mail to:

  New England Securities Corporation
  399 Boylston Street
  Boston, Massachusetts 02116

              Please send a copy of the Statement of Additional
            Information of New England Variable Annuity Separate
            Account (American Forerunner Series) to:

            _______________________________________________________
            Name

            _______________________________________________________
            Street

            _______________________________________________________
            City                     State                      Zip

501 Boylston Street
Boston, MA 02116-3700
e-mail: asktne@tne.com
________________________________________________________________________________


Equal Opportunity Employer

/c/ 1996 New England Life Insurance Company

AFP-17-96

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                          AMERICAN FORERUNNER SERIES
                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS

               ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY
                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)

                             OCTOBER 15, 1996

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated October 15, 1996 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation ("New England Securities") 399 Boylston Street, Boston, Massachusetts 02116.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           -----
The Company...............................................................  II-3
Services to the Variable Account..........................................  II-3
Performance Comparisons...................................................  II-3
Calculation of Performance Data...........................................  II-4
Net Investment Factor..................................................... II-17
Annuity Payments.......................................................... II-17
Hypothetical Illustrations of Annuity Income Payouts...................... II-18
Historical Illustrations of Annuity Income Payouts........................ II-22
Experts................................................................... II-25
Legal Matters............................................................. II-25
Financial Statements...................................................... II-26

                                  THE COMPANY

  New England Life Insurance Company ("The Company") is an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife").

                       SERVICES TO THE VARIABLE ACCOUNT

  The Company maintains the books and records of the Variable Account and provides issuance and other administrative services for the Contracts. Deloitte & Touche LLP, located at 125 Summer Street, Boston, Massachusetts 02110, conducts an annual audit of the Variable Account's financial statements. Deloitte & Touche LLP performs this function as one of its services as independent accountant for the Company.

  Principal Underwriter. New England Securities Corporation ("New England Securities"), a subsidiary of the Company, serves as principal underwriter for the Variable Account pursuant to a distribution agreement between the Company and New England Securities. The Contracts are offered continuously and may be sold by registered representatives of broker-dealers that have selling agreements with New England Securities as well as by the Company's life insurance agents and insurance brokers who are registered representatives of New England Securities. The Company pays commissions, none of which are retained by New England Securities, in connection with sales of the Contracts.

                            PERFORMANCE COMPARISONS

  Articles and releases, developed by the Company, the Eligible Funds (as defined in the Prospectus) and other parties, about the Account or the Eligible Funds regarding performance, rankings, statistics and analyses of the Account's, the individual Eligible Funds' and fund groups' asset levels and sales volumes, statistics and analyses of industry sales volumes and asset levels, and other characteristics may appear in publications, including, but not limited to, those publications listed in Appendix A to this Statement. In particular, some or all of these publications may publish their own rankings or performance reviews including the Account or the Eligible Funds. References to or reprints of such articles may be used in the Company's promotional literature. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style. The references may allude to or include excerpts from articles appearing in the media.

  The advertising and sales literature of the Contract and the Account may refer to historical, current and prospective economic trends and may include historical and current performance and total returns of investment alternatives.

  In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and prospective Contractholders. These materials may include, but are not limited to, discussions of college planning, retirement planning, reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                        CALCULATION OF PERFORMANCE DATA

  The tables below illustrate hypothetical average annual total returns for each sub-account for the periods shown, based on the actual investment experience of the New England Zenith Fund (the "Zenith Fund") during those periods. The tables do not represent what may happen in the future.

  The Variable Account was not established until July, 1994. The Contracts were not available before October, 1996. The Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series commenced operations on August 26, 1983. The Westpeak Growth and Income and Loomis Sayles Avanti Growth Series commenced operations on April 30, 1993. The Loomis Sayles Small Cap Series commenced operations on May 2, 1994. The six other Eligible Funds did not commence operations until October 31, 1994.

  Calculations of average annual total return are based on the assumption that a single investment of $1,000 was made at the beginning of each period shown. The figures do not reflect the effect of any premium tax charge, which applies in certain states, and which would reduce the results shown.

  The average annual total return is related to surrender value and is calculated as follows. The amount of the assumed $1,000 purchase payment for a Contract issued at the beginning of the period is divided by the Accumulation Unit Value of each sub-account at the beginning of the period shown to arrive at the number of Accumulation Units purchased. The number of Accumulation Units is reduced on each Contract anniversary to reflect deduction of the annual $30 Administration Contract Charge from the Contract Value. For purposes of this calculation, the maximum Administration Contract Charge of $30 is deducted, although the actual charge will be the lesser of 2% of Contract Value and $30 (and may be waived for certain large Contracts). Each such $30 deduction reduces the number of units held under the Contract by an amount equal to $30 divided by the Accumulation Unit Value on the date of the deduction. The total number of units held under the Contract at the beginning of the last Contract Year covered by the period shown is multiplied by the Accumulation Unit Value on December 31, 1995 to arrive at the Contract Value on that date.* This Contract Value is then reduced by the applicable Contingent Deferred Sales Charge and the portion of the $30 Administration Contract Charge which would be deducted upon surrender on December 31, 1995 to arrive at the surrender value. The average annual total return is the annual compounded rate of return which would produce the surrender value on December 31, 1995. In other words, the average annual total return is the rate which, when added to 1, raised to a power reflecting the number of years in the period shown, and multiplied by the initial $1,000 investment, yields the surrender value at the end of the period. The average annual total returns assume that no premium tax charge has been deducted.
--------
* In the illustrations that follow, the calculations are based on the Accumulation Unit Values for the next business day following December 31, 1995, which was a Sunday.

                          AVERAGE ANNUAL TOTAL RETURN

  For purchase payment allocated to the Loomis Sayles Small Cap Series:

                       PERIOD ENDING DECEMBER 31, 1995
                       -------------------------------
      1 Year........................................................... 22.62%
      Since Inception..................................................  8.20%

  For purchase payment allocated to the Draycott International Equity Series:

                       PERIOD ENDING DECEMBER 31, 1995
                       -------------------------------
      1 Year...........................................................   .29%
      Since Inception..................................................  1.46%

  For purchase payment allocated to the Alger Equity Growth Series:

                       PERIOD ENDING DECEMBER 31, 1995
                       -------------------------------
      1 Year........................................................... 43.47%
      Since Inception.................................................. 28.95%

  For purchase payment allocated to the Loomis Sayles Avanti Growth Series:

                      PERIOD ENDING DECEMBER 31, 1995
                      -------------------------------
      1 Year..........................................................  24.80%
      Since Inception.................................................  11.59%

  For purchase payment allocated to the Davis Venture Value Series:

                      PERIOD ENDING DECEMBER 31, 1995
                      -------------------------------
      1 Year..........................................................  32.31%
      Since Inception.................................................  22.73%

  For purchase payment allocated to the Westpeak Growth and Income Series:

                      PERIOD ENDING DECEMBER 31, 1995
                      -------------------------------
      1 Year..........................................................  29.74%
      Since Inception.................................................  12.94%

  For purchase payment allocated to the Loomis Sayles Balanced Series:

                      PERIOD ENDING DECEMBER 31, 1995
                      -------------------------------
      1 Year..........................................................  18.20%
      Since Inception.................................................  14.48%

  For purchase payment allocated to the Salomon Brothers Strategic Bond
Opportunities Series:

                      PERIOD ENDING DECEMBER 31, 1995
                      -------------------------------
      1 Year..........................................................  12.66%
      Since Inception.................................................   8.48%

  For purchase payment allocated to the Back Bay Advisors Bond Income Series:

                      PERIOD ENDING DECEMBER 31, 1995
                      -------------------------------
      1 Year.......................................................... 14.26%
      5 Years.........................................................  7.28%
      10 years........................................................  6.58%
      Since Inception.................................................  7.78%

  For purchase payment allocated to the Salomon Brothers U.S. Government
Series:

                      PERIOD ENDING DECEMBER 31, 1995
                      -------------------------------
      1 Year..........................................................   7.89%
      Since Inception.................................................   6.56%

  For purchase payment allocated to the Back Bay Advisors Money Market Series:

                      PERIOD ENDING DECEMBER 31, 1995
                      -------------------------------
      1 Year.......................................................... -1.11%
      5 Years.........................................................   .52%
      10 years........................................................  2.39%
      Since Inception.................................................  3.26%

  Information is available illustrating the impact of fund performance on annuity payouts. For examples, see "Historical Illustrations of Annuity Income Payments" and "Hypothetical Illustrations of Annuity Income Payments" in this Statement of Additional Information.

  The following chart illustrates how the average annual total return was determined for the five year period ending December 31, 1995 for the sub-account investing in the Back Bay Advisors Bond Income Series based on the assumptions used in the above table. The units column below shows the number of accumulation units hypothetically purchased by the $1000 investment in the Series in the first year. The units are reduced on each Contract anniversary to reflect the deduction of the $30 Administration Contract Charge. The example assumes no premium tax charge is deducted.

  The unit values of the sub-accounts reflect the change in the net asset value of the underlying Eligible Funds plus the reinvestment of dividends from net investment income and of distributions from net realized gains, if any. The unit values also reflect the deduction of the Mortality and Expense Risk Charge as well as the Administration Asset Charge.

                                                                      AVERAGE
                                         UNIT   CONTRACT  SURRENDER ANNUAL TOTAL
DATE                           UNITS    VALUE     VALUE     VALUE      RETURN
----                          -------- -------- --------- --------- ------------
December 31, 1990............ 504.8684 1.980714 $1,000.00 $     --       --
December 31, 1991............ 491.8994 2.313192  1,137.86  1,107.86    10.79%
December 31, 1992............ 479.7901 2.477440  1,188.65  1,168.65     8.09%
December 31, 1993............ 468.9288 2.762110  1,295.23  1,285.23     8.72%
December 31, 1994............ 457.5506 2.636622  1,206.39  1,206.39     4.80%
December 31, 1995............ 448.0893 3.170803  1,420.80  1,420.80     7.27%

  The following charts illustrate what would have been the growth and value of a $10,000 purchase payment if it had been invested in each of the Eligible Funds on the first day of the first month after those Eligible Funds became available: September 1, 1983 for the Back Bay Advisors Money Market and Back Bay Advisors Bond Income Series; May 1, 1993 for the Westpeak Growth and Income and Loomis Sayles Avanti Growth Series; May 2, 1994 for the Loomis Sayles Small Cap Series; and November 1, 1994 for the other series of the Zenith Fund. The figures shown do not reflect the deduction of any premium tax charge on surrender. During the period when the Contingent Deferred Sales Charge applies, the percentage return on surrender value from year to year (after the 1st year) will be greater than the percentage return on Contract Value for the same years. This is because the percentage return on surrender value reflects not only investment experience but also the annual reduction in the applicable Contingent Deferred Sales Charge. In the first chart, the Contract Value and surrender value on each date shown are calculated in the manner described in the preceding illustrations of average annual total return, assuming that no premium tax charge is deducted on surrender.

  In the second and third charts, the difference between the Contract Value or surrender value at the beginning and at the end of each year is divided by the beginning Contract Value or surrender value to arrive at the annual percentage change. The cumulative return information set forth in these charts is determined by taking the difference between the $10,000 investment and the ending Contract Value or surrender value and dividing it by $10,000. The annual effective rate of return in this illustration is calculated in the same manner as the average annual total return described in the preceding illustration, assuming that no premium tax charge is deducted on surrender.

                    $10,000 SINGLE PURCHASE PAYMENT CONTRACT
 BACK BAY ADVISORS BOND INCOME AND BACK BAY ADVISORS MONEY MARKET SERIES ISSUED
                               SEPTEMBER 1, 1983

WESTPEAK GROWTH AND INCOME AND LOOMIS SAYLES AVANTI GROWTH SERIES ISSUED MAY 1,
                                   1993
               LOOMIS SAYLES SMALL CAP SERIES ISSUED MAY 2, 1994
                OTHER ZENITH FUND SERIES ISSUED NOVEMBER 1, 1994
                               INVESTMENT RESULTS

                                                              CONTRACT VALUE
                  ---------------------------------------------------------------------------------------------------------
                                                                                                     SALOMON
                    LOOMIS                              LOOMIS                                      BROTHERS     BACK BAY
                    SAYLES     DRAYCOTT      ALGER      SAYLES     DAVIS     WESTPEAK    LOOMIS     STRATEGIC    ADVISORS
                    SMALL    INTERNATIONAL   EQUITY     AVANTI    VENTURE   GROWTH AND   SAYLES       BOND         BOND
                     CAP        EQUITY       GROWTH     GROWTH     VALUE      INCOME    BALANCED  OPPORTUNITIES   INCOME
                  ---------- ------------- ---------- ---------- ---------- ---------- ---------- ------------- ----------
As of December 31:
 1983............                                                                                               $10,335.09
 1984............                                                                                                11,507.30
 1985............                                                                                                13,498.14
 1986............                                                                                                15,315.59
 1987............                                                                                                15,476.37
 1988............                                                                                                16,559.30
 1989............                                                                                                18,388.46
 1990............                                                                                                19,653.59
 1991............                                                                                                22,920.18
 1992............                                                                                                24,517.52
 1993............                                     $11,332.31            $11,383.93                           27,304.63
 1994............ $ 9,534.60  $10,202.44   $ 9,567.51  11,036.58 $ 9,663.39  11,068.74 $ 9,962.79  $ 9,823.14    26,034.60
 1995............  12,227.02   10,791.01    14,270.80  14,400.15  13,334.44  14,987.79  12,341.97   11,625.00    31,277.67


                     CONTRACT VALUE
                  ---------------------

                   SALOMON    BACK BAY
                   BROTHERS   ADVISORS
                     U.S.      MONEY
                  GOVERNMENT   MARKET
                  ---------- ----------
As of December 31:
 1983............            $10,279.75
 1984............             11,227.77
 1985............             12,003.87
 1986............             12,662.53
 1987............             13,324.24
 1988............             14,160.95
 1989............             15,283.42
 1990............             16,334.26
 1991............             17,146.12
 1992............             17,589.57
 1993............             17,901.94
 1994............ $10,032.56  18,403.66
 1995............  11,395.59  19,226.26


                                                              SURRENDER VALUE(1)
                  ---------------------------------------------------------------------------------------------------------
                                                                                                     SALOMON
                    LOOMIS                              LOOMIS                                      BROTHERS     BACK BAY
                    SAYLES     DRAYCOTT      ALGER      SAYLES     DAVIS     WESTPEAK    LOOMIS     STRATEGIC    ADVISORS
                    SMALL    INTERNATIONAL   EQUITY     AVANTI    VENTURE   GROWTH AND   SAYLES       BOND         BOND
                     CAP        EQUITY       GROWTH     GROWTH     VALUE      INCOME    BALANCED  OPPORTUNITIES   INCOME
                  ---------- ------------- ---------- ---------- ---------- ---------- ---------- ------------- ----------
As of December 31:
 1983............                                                                                               $ 9,952.08
 1984............                                                                                                11,197.30
 1985............                                                                                                13,288.13
 1986............                                                                                                15,205.58
 1987............                                                                                                15,466.36
 1988............                                                                                                16,549.30
 1989............                                                                                                18,378.45
 1990............                                                                                                19,643.58
 1991............                                                                                                22,910.17
 1992............                                                                                                24,507.50
 1993............                                     $10,912.31            $10,963.93                           27,294.62
 1994............ $ 9,174.02  $ 9,829.54   $ 9,220.01  10,718.53 $ 9,312.06  10,750.22 $ 9,599.48  $ 9,465.41    26,024.58
 1995............  11,907.02   10,492.81    13,965.80  14,180.15  13,029.44  14,767.79  12,036.97   11,320.00    31,267.66


                    SURRENDER VALUE(1)
                  ---------------------

                   SALOMON    BACK BAY
                   BROTHERS   ADVISORS
                     U.S.      MONEY
                  GOVERNMENT   MARKET
                  ---------- ----------

As of December 31:
 1983............            $ 9,898.96
 1984............             10,917.77
 1985............             11,793.88
 1986............             12,552.54
 1987............             13,314.24
 1988............             14,150.95
 1989............             15,273.42
 1990............             16,324.26
 1991............             17,136.13
 1992............             17,579.57
 1993............             17,891.94
 1994............ $ 9,666.46  18,393.66
 1995............  11,090.59  19,216.26

                 ANNUAL PERCENTAGE CHANGE IN CONTRACT VALUE(1)

                                                                                                     SALOMON
                          LOOMIS                                                                    BROTHERS
                          SAYLES    DRAYCOTT    ALGER      LOOMIS      DAVIS   WESTPEAK   LOOMIS    STRATEGIC
                          SMALL   INTERNATIONAL EQUITY  SAYLES AVANTI VENTURE   GROWTH    SAYLES      BOND
                           CAP       EQUITY     GROWTH     GROWTH      VALUE  AND INCOME BALANCED OPPORTUNITIES
                          ------  ------------- ------  ------------- ------- ---------- -------- -------------
As of December 31:
 1983...................
 1984...................
 1985...................
 1986...................
 1987...................
 1988...................
 1989...................
 1990...................
 1991...................
 1992...................
 1993...................                                    13.32%              13.84%
 1994...................  -4.65%      2.02%     -4.32%      -2.61      -3.37%   -2.77      -.37%      -1.77%
 1995...................  28.24       5.77      49.16       30.48      37.99    35.41     23.88       18.34
Cumulative Return.......  22.27       7.91      42.71       44.00      33.34    49.88     23.42       16.25
Annual Effective Rate of
 Return.................  12.83       6.76      35.72       14.64      28.04    16.37     19.81       13.80

                                                                              LEHMAN
                                                                           INTERMEDIATE
                          BACK BAY  SALOMON   BACK BAY                     GOVERNMENT/
                          ADVISORS  BROTHERS  ADVISORS DOW JONES  S&P 500   CORPORATE   CONSUMER
                            BOND      U.S.     MONEY   INDUSTRIAL  STOCK       BOND      PRICE
                           INCOME  GOVERNMENT  MARKET  AVERAGE(2) INDEX(3)   INDEX(4)   INDEX(5)
                          -------- ---------- -------- ---------- -------- ------------ --------
As of December 31:
 1983...................     3.35%              2.80%      5.89%     1.71%      4.50%     1.07%
 1984...................    11.34               9.22       1.30      6.22      14.38      3.95
 1985...................    17.30               6.91      33.55     31.64      18.05      3.80
 1986...................    13.46               5.49      27.10     18.62      13.12      1.10
 1987...................     1.05               5.23       5.48      5.21       3.67      4.43
 1988...................     7.00               6.28      16.14     16.50       6.78      4.42
 1989...................    11.05               7.93      32.19     31.59      12.76      4.65
 1990...................     6.88               6.88      -1.00     -3.12       9.17      6.11
 1991...................    16.62               4.97      24.19     30.34      14.63      3.06
 1992...................     6.97               2.59       7.39      7.61       7.17      2.90
 1993...................    11.37               1.78      16.97     10.06       8.79      2.75
 1994...................    -4.65      .33%     2.80       5.06      1.31      -1.95      2.78
 1995...................    20.14    13.59      4.47      36.83     37.45      15.31      2.54
Cumulative Return.......   212.78    13.96     92.26     557.53    471.03     230.41     53.19
Annual Effective Rate of
 Return.................     9.68    11.87      5.44      16.50     15.17      10.18      3.52

                 ANNUAL PERCENTAGE CHANGE IN SURRENDER VALUE(1)

                                                                                                     SALOMON
                          LOOMIS                                                                    BROTHERS
                          SAYLES    DRAYCOTT    ALGER      LOOMIS      DAVIS   WESTPEAK   LOOMIS    STRATEGIC
                          SMALL   INTERNATIONAL EQUITY  SAYLES AVANTI VENTURE   GROWTH    SAYLES      BOND
                           CAP       EQUITY     GROWTH     GROWTH      VALUE  AND INCOME BALANCED OPPORTUNITIES
                          ------  ------------- ------  ------------- ------- ---------- -------- -------------
As of December 31:
 1983...................
 1984...................
 1985...................
 1986...................
 1987...................
 1988...................
 1989...................
 1990...................
 1991...................
 1992...................
 1993...................                                     9.12%               9.64%
 1994...................  -8.26%      -1.70%    -7.80%      -1.78      -6.88%   -1.95     -4.01%      -5.35%
 1995...................  29.79        6.75     51.47       32.30      39.92    37.37     25.39       19.59
Cumulative Return.......  19.07        4.93     39.66       41.80      30.29    47.68     20.37       13.20
Annual Effective Rate of
 Return.................  11.05        4.22     33.23       13.98      25.52    15.73     17.26       11.24

                                                                              LEHMAN
                                                                           INTERMEDIATE
                          BACK BAY  SALOMON   BACK BAY                     GOVERNMENT/
                          ADVISORS  BROTHERS  ADVISORS DOW JONES  S&P 500   CORPORATE   CONSUMER
                            BOND      U.S.     MONEY   INDUSTRIAL  STOCK       BOND      PRICE
                           INCOME  GOVERNMENT  MARKET  AVERAGE(2) INDEX(3)   INDEX(4)   INDEX(5)
                          -------- ---------- -------- ---------- -------- ------------ --------
As of December 31:
 1983...................     -.48%             -1.01%      5.89%     1.71%      4.50%     1.07%
 1984...................    12.51              10.29       1.30      6.22      14.38      3.95
 1985...................    18.67               8.02      33.55     31.64      18.05      3.80
 1986...................    14.43               6.43      27.10     18.62      13.12      1.10
 1987...................     1.72               6.07       5.48      5.21       3.67      4.43
 1988...................     7.00               6.28      16.14     16.50       6.78      4.42
 1989...................    11.05               7.93      32.19     31.59      12.76      4.65
 1990...................     6.88               6.88      -1.00     -3.12       9.17      6.11
 1991...................    16.63               4.97      24.19     30.34      14.63      3.06
 1992...................     6.97               2.59       7.39      7.61       7.17      2.90
 1993...................    11.37               1.78      16.97     10.06       8.79      2.75
 1994...................    -4.65    -3.34%     2.80       5.06      1.31      -1.95      2.78
 1995...................    20.15    14.73      4.47      36.83     37.45      15.31      2.54
Cumulative Return.......   212.68    10.91     92.16     557.53    471.03     230.41     53.19
Annual Effective Rate of
 Return.................     9.68     9.30      5.44      16.50     15.17      10.18      3.52

--------
NOTES:

(1) The Contract Values, surrender values, and annual percentage change figures assume reinvestment of dividends and capital gain distributions. The Contract Values are net of all deductions and expenses other than any applicable Contingent Deferred Sales Charge or premium tax charge. Each surrender value equals the Contract Value less any applicable Contingent Deferred Sales Charge and a pro rata portion of the annual $30 Administration Contract Charge, but does not reflect a deduction for the premium tax charge. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions."). 1983 figures for the Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series are from September 1 through December 31, 1983. 1993 figures for the Westpeak Growth and Income and Loomis Sayles Avanti Growth Series are from May 1 through December 31, 1993. 1994 figures for the Loomis Sayles Small Cap Series are from May 2 through December 31, 1994. 1994 figures for all other series of the Zenith Fund are from November 1 through December 31, 1994.
(2) The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange. The annual percentage change figures have been adjusted to reflect reinvestment of dividends. 1983 figures are from September 1 through December 31, 1983.
(3) The S&P 500 Stock Index is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. The annual percentage change figures have been adjusted to reflect reinvestment of dividends. 1983 figures are from September 1 through December 31, 1983.
(4) The Lehman Intermediate Government/Corporate Bond Index is a subset of the Lehman Government/Corporate Bond Index covering all issues with maturities between 1 and 10 years which is composed of taxable, publicly-issued, non-convertible debt obligations issued or guaranteed by the U.S. Government or its agencies and another Lehman index that is composed of taxable, fixed rate publicly-issued, investment grade non-convertible corporate debt obligations. 1983 figures are from September 1 through December 31, 1983.
(5) The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services. 1983 figures are from September 1 through December 31, 1983.

  The chart below illustrates what would have been the change in value of a $250 monthly investment under a Contract in each of the Eligible Funds if purchase payments had been made on the first day of each month starting with September 1, 1983 for the Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series, May 1, 1993 for the Westpeak Growth and Income and Loomis Sayles Avanti Growth Series, May 2, 1994 for the Loomis Sayles Small Cap Series and November 1, 1994 for the other series of the Zenith Fund. The figures shown do not reflect the deduction of any premium tax charge on surrender, and only surrender values, not Contract Values, reflect the deduction of any applicable Contingent Deferred Sales Charge. Each purchase payment is divided by the Accumulation Unit Value of each sub-account on the date of the investment to calculate the number of Accumulation Units purchased. The total number of units under the Contract is reduced on each Contract anniversary to reflect the $30 Administration Contract Charge, in the same manner as described in the illustrations of average annual total return. The Contract Value and the surrender value are calculated according to the methods described in the preceding examples. The annual effective rate of return in this illustration represents the compounded annual rate that the hypothetical purchase payments shown would have had to earn in order to produce the Contract Value and surrender value illustrated on December 31, 1995. The annual effective rate of return is the rate which, when added to 1 and raised to a power equal to the number of months for which the payment is invested divided by twelve, and multiplied by the payment amount, for all monthly payments, would yield the Contract Value or surrender value on the ending date of the illustration.

                              INVESTMENT RESULTS
                     SEPTEMBER 1, 1983--DECEMBER 31, 1995

  FOR BACK BAY ADVISORS BOND INCOME AND BACK BAY ADVISORS MONEY MARKET SERIES

   MAY 1, 1993--DECEMBER 31, 1995 FOR WESTPEAK GROWTH AND INCOME AND LOOMIS
                       SAYLES AVANTI GROWTH SERIES

    MAY 2, 1994--DECEMBER 31, 1995 FOR LOOMIS SAYLES SMALL CAP SERIES
       NOVEMBER 1, 1994--DECEMBER 31, 1995 FOR OTHER ZENITH FUND SERIES

                                                        CONTRACT VALUE
                                     --------------------------------------------------------
                                      LOOMIS                              LOOMIS
                                      SAYLES      DRAYCOTT      ALGER     SAYLES      DAVIS
                          CUMULATIVE   SMALL    INTERNATIONAL  EQUITY     AVANTI     VENTURE
                          PAYMENTS*     CAP        EQUITY      GROWTH     GROWTH      VALUE
                          ---------- ---------  ------------- ---------  ---------  ---------
As of December 31:
 1983...................   $ 1,000
 1984...................     4,000
 1985...................     7,000
 1986...................    10,000
 1987...................    13,000
 1988...................    16,000
 1989...................    19,000
 1990...................    22,000
 1991...................    25,000
 1992...................    28,000
 1993...................    31,000                                       $2,121.89
 1994...................    34,000   $1,943.34    $  509.57   $  491.09   5,063.03  $  496.63
 1995...................    37,000    5,922.01     3,668.15    4,245.02   9,964.39   4,160.35
Annual Effective Rate of
 Return.................                 20.77%        7.74%      35.07%     16.71%     30.99%

--------

NOTE: *For the Westpeak Growth and Income and Loomis Sayles Avanti Growth
      Series, cumulative payments as of December 31, 1993 would be $2,000, as of December 31, 1994 would be $5,000 and as of December 31, 1995 would be $8,000. For the Loomis Sayles Small Cap Series, cumulative payments as of December 31, 1994 would be $2,000 and as of December 31, 1995 would be $5,000. For the other Zenith Fund Series, cumulative payments as of December 31, 1994 would be $500 and as of December 31, 1995 would be $3,500.

                                                               CONTRACT VALUE
                                     -----------------------------------------------------------------------
                                                               SALOMON
                                                              BROTHERS     BACK BAY    SALOMON     BACK BAY
                                      WESTPEAK    LOOMIS      STRATEGIC    ADVISORS    BROTHERS    ADVISORS
                          CUMULATIVE   GROWTH     SAYLES        BOND         BOND        U.S.       MONEY
                          PAYMENTS*  AND INCOME  BALANCED   OPPORTUNITIES   INCOME    GOVERNMENT    MARKET
                          ---------- ----------  ---------  ------------- ----------  ----------  ----------
As of December 31:
 1983...................   $ 1,000                                        $ 1,012.03              $ 1,017.59
 1984...................     4,000                                          4,360.51                4,239.80
 1985...................     7,000                                          8,401.75                7,625.85
 1986...................    10,000                                         12,700.61               11,118.79
 1987...................    13,000                                         15,862.10               14,788.13
 1988...................    16,000                                         20,047.76               18,829.51
 1989...................    19,000                                         25,435.27               23,461.68
 1990...................    22,000                                         30,366.25               28,204.12
 1991...................    25,000                                         38,758.67               32,704.80
 1992...................    28,000                                         44,623.92               36,618.09
 1993...................    31,000   $ 2,124.18                            52,839.37               40,312.15
 1994...................    34,000     5,055.94  $  502.09    $  491.36    53,372.75  $  501.88    44,555.41
 1995...................    37,000    10,340.32   3,739.69     3,830.24    67,440.23   3,930.81    49,664.54
Annual Effective Rate of
 Return.................                  19.68%     11.07%       15.31%        9.28%     20.05%        4.64%

                                                        SURRENDER VALUE
                                     --------------------------------------------------------
                                                                          LOOMIS
                                      LOOMIS      DRAYCOTT      ALGER     SAYLES      DAVIS
                          CUMULATIVE  SAYLES    INTERNATIONAL  EQUITY     AVANTI     VENTURE
                          PAYMENTS*  SMALL CAP     EQUITY      GROWTH     GROWTH      VALUE
                          ---------- ---------  ------------- ---------  ---------  ---------
As of December 31:
 1983...................   $ 1,000
 1984...................     4,000
 1985...................     7,000
 1986...................    10,000
 1987...................    13,000
 1988...................    16,000
 1989...................    19,000
 1990...................    22,000
 1991...................    25,000
 1992...................    28,000
 1993...................    31,000                                       $2,021.89
 1994...................    34,000   $1,847.41    $  485.39   $  467.65   4,874.18  $  472.97
 1995...................    37,000    5,722.01     3,534.43    4,105.02   9,694.39   4,020.35
Annual Effective Rate of
 Return.................                 16.32%        1.58%      28.34%     14.54%     24.30%

                                                                 SURRENDER VALUE
                                     ----------------------------------------------------------------------------
                                                               SALOMON
                                                              BROTHERS     BACK BAY    SALOMON     BACK BAY
                                      WESTPEAK    LOOMIS      STRATEGIC    ADVISORS    BROTHERS    ADVISORS
                          CUMULATIVE   GROWTH     SAYLES        BOND         BOND        U.S.       MONEY
                          PAYMENTS*  AND INCOME  BALANCED   OPPORTUNITIES   INCOME    GOVERNMENT    MARKET
                          ---------- ----------  ---------  ------------- ----------  ----------  ----------
As of December 31:
 1983...................   $ 1,000                                        $   962.95              $   968.29
 1984...................     4,000                                          4,200.51                4,084.10
 1985...................     7,000                                          8,161.75                7,388.10
 1986...................    10,000                                         12,410.61               10,828.79
 1987...................    13,000                                         15,552.10               14,478.13
 1988...................    16,000                                         19,737.76               18,519.51
 1989...................    19,000                                         25,125.27               23,151.68
 1990...................    22,000                                         30,056.25               27,894.12
 1991...................    25,000                                         38,448.67               32,394.80
 1992...................    28,000                                         44,313.92               36,308.09
 1993...................    31,000   $ 2,024.18                            52,529.37               40,022.15
 1994...................    34,000     4,867.51  $  478.01    $  467.90    53,062.75  $  478.20    44,245.41
 1995...................    37,000    10,070.32   3,790.81     3,691.12    67,130.23   3,603.99    49,354.54
Annual Effective Rate of
 Return.................                  17.56%     13.46%        8.81%        9.21%      4.78%        4.54%

--------

NOTES: *For the Westpeak Growth and Income and Loomis Sayles Avanti Growth
      Series, cumulative payments as of December 31, 1993 would be $2,000, as of December 31, 1994 would be $5,000 and as of December 31, 1995 would be $8,000. For the Loomis Sayles Small Cap Series, cumulative payments as of December 31, 1994 would be $2,000 and as of December 31, 1995 would be $5,000. For the other Zenith Fund Series, cumulative payments as of December 31, 1994 would be $500 and as of December 31, 1995 would be $3,500.

  As discussed in the prospectus in the third to the last paragraph of the section entitled "Investment Experience Information," the Variable Account may illustrate historical investment performance by showing the percentage change in unit value and the annual effective rate of return of each sub-account of the Variable Account for every calendar year since inception of the corresponding Eligible Funds to the date of the illustration and for the 10, 5 and 1 year periods and the year-to-date period ending with the date of the illustration. Examples of such illustrations follow. Such illustrations do not reflect the impact of any Contingent Deferred Sales Charge or the annual $30 Administration Contract Charge. The method of calculating the percentage change in unit value is described in the prospectus under "Investment Experience Information." The annual effective rate of return in these illustrations is calculated by dividing the unit value at the end of the period by the unit value at the beginning of the period, raising this quantity to the power of 1/n (where n is the number of years in the period), and then subtracting 1.

  Set forth on the following pages are illustrations of the percentage change in unit value information and annual effective rate of return information discussed above that may appear in the Variable Account's Annual and Semi-Annual Reports and in other illustrations of historical investment performance. Such illustrations do not reflect the impact of any Contingent Deferred Sales Charge or the annual Administration Contract Charge.

LOOMIS SAYLES SMALL CAP SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
          DATE                                               UNIT VALUE  CHANGE
          ----                                              ------------ ------
     May 2, 1994...........................................   1.000000     --
     December 31, 1994.....................................    .953460    -4.7%
     December 31, 1995.....................................   1.226299    28.6%

    PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
     1 year, 8 months ended December 31, 1995................   22.6%    13.0%
     1 year ended December 31, 1995..........................   28.6%    28.6%

DRAYCOTT INTERNATIONAL EQUITY SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
          DATE                                               UNIT VALUE  CHANGE
          ----                                              ------------ ------
     October 31, 1994......................................   1.000000    --
     December 31, 1994.....................................   1.020216    2.0%
     December 31, 1995.....................................   1.082268    6.1%

    PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
     1 year, 2 months ended December 31, 1995................   8.2%      7.0%
     1 year ended December 31, 1995..........................   6.1%      6.1%

--------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge or the annual $30 Administration Contract Charge.

ALGER EQUITY GROWTH SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
          DATE                                               UNIT VALUE  CHANGE
          ----                                              ------------ ------
     October 31, 1994......................................   1.000000     --
     December 31, 1994.....................................    .943331    -5.7%
     December 31, 1995.....................................   1.409971    49.5%

    PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
     1 year, 2 months ended December 31, 1995................   41.0%    34.2%
     1 year ended December 31, 1995..........................   49.5%    49.5%

LOOMIS SAYLES AVANTI GROWTH SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
          DATE                                               UNIT VALUE  CHANGE
          ----                                              ------------ ------
     April 30, 1993........................................   1.000000     --
     December 31, 1993.....................................   1.139711    14.0%
     December 31, 1994.....................................   1.113047    -2.3%
     December 31, 1995.....................................   1.455859    30.8%

    PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
     2 years, 8 months ended December 31, 1995...............   45.6%    15.1%
     1 year ended December 31, 1995..........................   30.8%    30.8%

DAVIS VENTURE VALUE SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
          DATE                                               UNIT VALUE  CHANGE
          ----                                              ------------ ------
     October 31, 1994......................................   1.000000     --
     December 31, 1994.....................................    .966313    -3.4%
     December 31, 1995.....................................   1.336536    38.3%

    PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
     1 year, 2 months ended December 31, 1995................   33.7%    28.2%
     1 year ended December 31, 1995..........................   38.3%    38.3%

--------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge or the annual $30 Administration Contract Charge.

WESTPEAK GROWTH AND INCOME SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
          DATE                                               UNIT VALUE  CHANGE
          ----                                              ------------ ------
     April 30, 1993........................................   1.000000     --
     December 31, 1993.....................................   1.134771    13.5%
     December 31, 1994.....................................   1.106367    -2.5%
     December 31, 1995.....................................   1.501745    35.7%

    PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
     2 years, 8 months ended December 31, 1995...............   50.2%    16.4%
     1 year ended December 31, 1995..........................   35.7%    35.7%

LOOMIS SAYLES BALANCED SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
          DATE                                               UNIT VALUE  CHANGE
          ----                                              ------------ ------
     October 31, 1994......................................   1.000000     --
     December 31, 1994.....................................    .996252     -.4%
     December 31, 1995.....................................   1.237298    24.2%

    PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
     1 year, 2 months ended December 31, 1995................   23.7%    20.0%
     1 year ended December 31, 1995..........................   24.2%    24.2%

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
          DATE                                               UNIT VALUE  CHANGE
          ----                                              ------------ ------
     October 31, 1994......................................   1.000000     --
     December 31, 1994.....................................    .982287    -1.8%
     December 31, 1995.....................................   1.165559    18.7%

    PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
     1 year, 2 months ended December 31, 1995................   16.6%    14.0%
     1 year ended December 31, 1995..........................   18.7%    18.7%

--------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge or the annual $30 Administration Contract Charge.

BACK BAY ADVISORS BOND INCOME SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
          DATE                                               UNIT VALUE  CHANGE
          ----                                              ------------ ------
     August 26, 1983.......................................   1.000000     --
     December 31, 1983.....................................   1.028437     2.8%
     December 31, 1984.....................................   1.146514    11.5%
     December 31, 1985.....................................   1.348044    17.6%
     December 31, 1986.....................................   1.532610    13.7%
     December 31, 1987.....................................   1.551754     1.2%
     December 31, 1988.....................................   1.663406     7.2%
     December 31, 1989.....................................   1.850244    11.2%
     December 31, 1990.....................................   1.980714     7.1%
     December 31, 1991.....................................   2.313192    16.8%
     December 31, 1992.....................................   2.477440     7.1%
     December 31, 1993.....................................   2.762110    11.5%
     December 31, 1994.....................................   2.636622    -4.5%
     December 31, 1995.....................................   3.170803    20.3%

    PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
     12 years, 4 months ended December 31, 1995..............  217.1%     9.8%
     10 years ended December 31, 1995........................  135.2%     8.9%
     5 years ended December 31, 1995.........................   60.1%     9.9%
     1 year ended December 31, 1995..........................   20.3%    20.3%

SALOMON BROTHERS U.S. GOVERNMENT SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
          DATE                                               UNIT VALUE  CHANGE
          ----                                              ------------ ------
     October 31, 1994......................................   1.000000     --
     December 31, 1994.....................................   1.003229      .3%
     December 31, 1995.....................................   1.142586    13.9%

    PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
     1 year, 2 months ended December 31, 1995................   14.3%    12.1%
     1 year ended December 31, 1995..........................   13.9%    13.9%

--------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge or the annual $30 Administration Contract Charge.

BACK BAY ADVISORS MONEY MARKET SUB-ACCOUNT

                   ANNUAL PERCENT CHANGE IN UNIT VALUE*

                                                            ACCUMULATION   %
          DATE                                               UNIT VALUE  CHANGE
          ----                                              ------------ ------
     August 26, 1983.......................................   1.000000    --
     December 31, 1983.....................................   1.028407    2.8%
     December 31, 1984.....................................   1.127368    9.6%
     December 31, 1985.....................................   1.208374    7.2%
     December 31, 1986.....................................   1.277745    5.7%
     December 31, 1987.....................................   1.347602    5.5%
     December 31, 1988.....................................   1.435333    6.5%
     December 31, 1989.....................................   1.552222    8.1%
     December 31, 1990.....................................   1.662062    7.1%
     December 31, 1991.....................................   1.747768    5.2%
     December 31, 1992.....................................   1.769049    2.8%
     December 31, 1993.....................................   1.831027    1.9%
     December 31, 1994.....................................   1.885452    3.0%
     December 31, 1995.....................................   1.972846    4.6%

    PERCENT CHANGE IN UNIT VALUE AND ANNUAL EFFECTIVE RATE OF RETURN*

                                                              % CHANGE  ANNUAL
                                                              IN UNIT  EFFECTIVE
                                                               VALUE     RATE
                                                              -------- ---------
     12 years, 4 months ended December 31, 1995..............   97.3%     5.7%
     10 years ended December 31, 1995........................   63.3%     5.0%
     5 years ended December 31, 1995.........................   18.7%     3.5%
     1 year ended December 31, 1995..........................    4.6%     4.6%

--------
* Unit values do not reflect the impact of any Contingent Deferred Sales Charge or the annual $30 Administration Contract Charge.

                             NET INVESTMENT FACTOR

  The Company determines the net investment factor ("Net Investment Factor") for any sub-account on each day on which the New York Stock Exchange is open for trading as follows:

    (1) The Company takes the net asset value per share of the Eligible Fund held in the sub-account determined as of the close of regular trading on the New York Stock Exchange on a particular day.

    (2) Next, the Company adds the per share amount of any dividend or capital gains distribution made by the Eligible Fund since the close of regular trading on the New York Stock Exchange on the preceding trading day.

    (3) This total amount is then divided by the net asset value per share of the Eligible Fund as of the close of regular trading on the New York Stock Exchange on the preceding trading day.

    (4) Finally, the Company subtracts the daily charges for the Mortality and Expense Risk Charge since the close of regular trading on the New York Stock Exchange on the preceding trading day. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" in the prospectus.) On an annual basis, the total deduction for such charges equals 1.00% of the daily net asset value of the Variable Account.

                               ANNUITY PAYMENTS

  At annuitization, the Contract Value is applied toward the purchase of monthly variable annuity payments. The amount of these payments will be determined on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the age of the Payee at annuitization, (ii) the assumed interest rate selected,
(iii) the type of payment option selected, and (iv) the investment performance of the Eligible Fund selected.

  When a variable annuity payment option is selected, the Contract proceeds will be applied at annuity purchase rates, which vary depending on the particular option selected and the age of the Payee, to calculate the basic payment level purchased by the Contract Value. With respect to Contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, annuity purchase rates used to calculate the basic payment level will also reflect the sex of the Payee when the annuity payment option involves a life contingency. The impact of the choice of option and the sex and age of the Payee on the level of annuity payments is described in the prospectus under "Amount of Variable Annuity Payments."

  The amount of the basic payment level is determined by applying the applicable annuity purchase rate to the amount applied from each sub-account to provide the annuity. This basic payment level is converted into annuity units, the number of which remains constant. Each monthly annuity payment is in an amount equal to that number of annuity units multiplied by the applicable annuity unit value for that payment (described below). The applicable annuity unit value for each sub-account will change from day to day depending upon the investment performance of the sub-account, which in turn depends upon the investment performance of the Eligible Fund in which the sub-account invests.

  The selection of an assumed interest rate ("Assumed Interest Rate") will affect both the basic payment level and the amount by which subsequent payments increase or decrease. The basic payment level is calculated on the assumption that the Net Investment Factors applicable to the Contract will be equivalent on an annual basis to a net investment return at the Assumed Interest Rate. If this assumption is met following the date any payment is determined, then the amount of the next payment will be exactly equal to the amount of the preceding payment. If the actual Net Investment Factors are equivalent to a net investment return greater than the Assumed Interest Rate, the next payment will be larger than the preceding one; if the actual Net Investment Factors are equivalent to a net investment return smaller than the Assumed Interest Rate, then the next payment will be smaller than the preceding payment. The definition of the Assumed Interest Rate, and the effect of the level of the Assumed Interest Rate on the amount of monthly payments is explained in the prospectus under "Amount of Variable Annuity Payments."

  The number of annuity units credited under a variable payment option is determined as follows:

    (1) The proceeds under a deferred Contract, or the net purchase payment under an immediate Contract (at such time as immediate Contracts may be made available), are applied at the Company's annuity purchase rates for the selected Assumed Interest Rate to determine the basic payment level. (The amount of Contract Value or Death Proceeds applied will be reduced by any applicable Contingent Deferred Sales Charge, Administration Contract Charge, premium tax charge and the amount of any outstanding loan plus accrued interest.)

    (2) The number of annuity units is determined by dividing the amount of the basic payment level by the applicable annuity unit value(s) next determined following the date of application of proceeds (in the case of a deferred Contract) or net purchase payment (in the case of an immediate Contract.)

  The dollar amount of the initial payment will be at the basic payment level (if the initial payment is due more than 14 days after the proceeds are applied, the Company will add interest to that initial payment.) The dollar amount of each subsequent payment is determined by multiplying the number of annuity units by the applicable annuity unit value which is determined at least 14 days before the payment is due.

  The value of an annuity unit for each sub-account depends on the Assumed Interest Rate and on the Net Investment Factors applicable at the time of valuation. The initial annuity unit values were set at $1.00 effective on or about the date on which shares of the corresponding Eligible Funds were first publicly available. The Net Investment Factor and, therefore, changes in the value of an annuity unit under a variable payment option, reflect the deduction of the Mortality and Expense Risk Charge and Administration Asset Charge./1/ (See "Net Investment Factor" above.)

  The annuity unit value for each sub-account is equal to the corresponding annuity unit value for the sub-account previously determined multiplied by the applicable Net Investment Factor for that sub-account for the New York Stock Exchange trading day then ended, and further multiplied by the assumed interest factor ("Assumed Interest Factor") for each day of the valuation period. The Assumed Interest Factor represents the daily equivalent of the Contract's annual Assumed Interest Rate. In the calculation of annuity unit values, the Assumed Interest Factor has the effect of reducing the Net Investment Factor by an amount equal to the daily equivalent of the Contract's Assumed Interest Rate. The result of this adjustment is that if the Net Investment Factor for a valuation period is greater (when expressed as an annual net investment return) than the Assumed Interest Rate, the annuity unit value will increase. If the Net Investment Factor for the period is less (when expressed as an annual net investment return) than the Assumed Interest Rate, the annuity unit value will decrease. At an Assumed Interest Rate of 3.5%, the Assumed Interest Factor is .9999058. Assumed Interest Factors for other Assumed Interest Rates are computed on a consistent basis.

Illustrations of annuity income payments under various hypothetical and historical rates appear below. The monthly equivalents of the hypothetical annual net returns of 0%, 5.42%, 6%, 8% and 10% shown in the tables at pages II-20 and II-21 are 0%, .45%, .50%, .67% and .83%.

             HYPOTHETICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS

  The following tables have been prepared to show how variable annuity income payments under the Contract change with investment performance over an extended period of time. The tables illustrate how monthly annuity income payments would vary over time if the return on assets in the selected portfolios were a uniform gross annual rate of 0%, 5.42%, 6%, 8% or 10%. The values would be different from those shown if the returns averaged 0%, 5.42%, 6%, 8% or 10%, but fluctuated over and under those averages throughout the years.

  The tables reflect the daily charge to the sub-accounts for assuming mortality and expense risks, which is equivalent to an annual charge of 1.00%. The amounts shown in the tables also take into account the portfolios' management fees and operating expenses which are assumed to be at an annual rate of 0.84% of the average daily net assets of the Eligible Funds. Actual fees and expenses of the portfolios associated with your Contract may be more or less than 0.84%, will vary from year to year, and will depend on how you allocate your Contract Value. See the section in your current prospectus entitled "Expense Table" for more complete details. The monthly annuity income payments illustrated are on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of your current prospectus entitled "Federal Income Tax Status."
--------
/1/ The Company and Variable Account represent that the amount of the Mortality and Expense Risk Charge is within the range of industry practice for comparable annuity contracts. The Company believes there is a reasonable likelihood that the distribution financing arrangements for the Contracts will benefit the Variable Account and Contract Owners. The Company represents that if the Account invests in Eligible Funds that adopt a Rule 12b-1 plan to finance distribution expenses, it will invest in such funds only if the 12b-1 plan is approved by a board of trustees a majority of whom are not interested persons of the funds.

  The tables show both the gross rate and the net rate. The difference between gross and net rates represents the 1.00% for mortality and expense risk charges and the assumed 0.84% for investment management and operating expenses. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 1.84%.

  Two tables follow. The first table assumes that 100% of the Contract Value is allocated to a variable annuity income option, the second assumes that 50% of the Contract Value is placed under a fixed annuity income option, using the fixed crediting rate the Company offered on the fixed annuity income option at the date of the illustration. Both illustrations assume that the final value of the accumulation account is $100,000 and is applied at age 65 to purchase a life annuity for a guaranteed period of 10 years certain and life thereafter.

  When part of the Contract Value has been allocated to the fixed annuity income option, the guaranteed minimum annuity income payment resulting from this allocation is also shown. The illustrated variable annuity income payments are determined through the use of standard mortality tables and an assumed interest rate of 3.5% per year. Thus, actual performance greater than 3.5% per year will result in increasing annuity income payments and actual performance less than 3.5% per year will result in decreasing annuity income payments. We offer alternative Assumed Interest Rates from which you may select. Fixed annuity income payments remain constant. Initial monthly annuity income payments under a fixed annuity income payout are generally higher than initial payments under a variable income payout option.

  These tables show the monthly income payments for several hypothetical constant assumed interest rates. Of course, actual investment performance will not be constant and may be volatile. Actual monthly income amounts would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages for individual contract years. Upon request, and when you are considering an annuity income option, we will furnish a comparable illustration based on your individual circumstances.

                         ANNUITY PAY-OUT ILLUSTRATION
                            (100% VARIABLE PAYOUT)

ANNUITANT:                John Doe      GROSS AMOUNT OF CONTRACT VALUE: $100,000
SEX:                      Unisex        DATE OF ILLUSTRATION:             1/1/96
ANNUITY OPTION SELECTED:  Life Income with 10 Years Certain*
FREQUENCY OF INCOME PAY-  Monthly
 MENTS:

FIXED MONTHLY ANNUITY INCOME PAYMENT FOR AGE 65 BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED FOR AGE 65: $661.00

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 100% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT.

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN
CONSTANT: 3.50%

VARIABLE MONTHLY ANNUITY INCOME PAYMENT ON THE DATE OF THE
ILLUSTRATION: $581.00

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE. NO MINIMUM DOLLAR AMOUNT IS GUARANTEED.

                            AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN
                                 WITH AN ASSUMED RATE OF RETURN OF:
                            ---------------------------------------------
                      GROSS    0%     5.42%      6%       8%       10%
PAYMENT  CALENDAR     ----- -------- -------- -------- -------- ---------
 YEAR      YEAR   AGE NET**  -1.82%   3.50%    4.07%    6.03%     7.99%
-------  -------- --- ----- -------- -------- -------- -------- ---------
   1       1996    65       $ 581.00 $ 581.00 $ 581.00 $ 581.00 $  581.00
   2       1997    66         551.12   581.00   584.19   595.21    606.23
   3       1998    67         522.77   581.00   587.39   609.77    632.56
   4       1999    68         495.89   581.00   590.61   624.68    660.03
   5       2000    69         470.38   581.00   593.85   639.96    688.70
  10       2005    74         361.24   581.00   610.32   722.14    851.81
  15       2010    79         277.42   581.00   627.24   814.87  1,053.56
  20       2015    84         213.05   581.00   644.63   919.52  1,303.10

IT IS EMPHASIZED THAT THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. SINCE IT IS HIGHLY LIKELY THAT PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
--------
* Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

** The illustrated Net Assumed Rates of Return reflect the deduction of average fund expenses and the 1.00% Mortality and Expense Risk Charge from the Gross Rates of Return.

                         ANNUITY PAY-OUT ILLUSTRATION
                       (50% VARIABLE--50% FIXED PAYOUT)

ANNUITANT:                John Doe      GROSS AMOUNT OF CONTRACT VALUE: $100,000
SEX:                      Unisex        DATE OF ILLUSTRATION:             1/1/96
ANNUITY OPTION SELECTED:  Life Income with 10 Years Certain*
FREQUENCY OF INCOME PAY-  Monthly
 MENTS:

FIXED MONTHLY ANNUITY INCOME PAYMENT FOR AGE 65 BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED FOR AGE 65: $661.00

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 50% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT AND 50% TO FIXED PAYOUT

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN
CONSTANT: 3.50%

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE, BUT WILL NEVER BE LESS THAN: $330.50 THE MONTHLY GUARANTEED PAYMENT OF $330.50 IS BEING PROVIDED BY THE $50,000 APPLIED UNDER THE FIXED ANNUITY OPTION.

                              AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN
                                   WITH AN ASSUMED RATE OF RETURN OF:
                            -------------------------------------------------
                      GROSS    0%       5.42%      6%        8%        10%
PAYMENT  CALENDAR     ----- --------- --------- --------- --------- ---------
 YEAR      YEAR   AGE NET**  -1.82%     3.50%     4.07%     6.03%     7.99%
-------  -------- --- ----- --------- --------- --------- --------- ---------
   1       1996    65         $621.00   $621.00   $621.00   $621.00   $621.00
   2       1997    66          606.06    621.00    622.59    628.10    633.62
   3       1998    67          591.89    621.00    624.20    635.38    646.78
   4       1999    68          578.44    621.00    625.81    642.84    660.52
   5       2000    69          565.69    621.00    627.43    650.48    674.85
  10       2005    74          511.12    621.00    635.66    691.57    756.41
  15       2010    79          469.21    621.00    644.12    737.94    857.28
  20       2015    84          437.02    621.00    652.82    790.26    982.05

IT IS EMPHASIZED THAT THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. SINCE IT IS HIGHLY LIKELY THAT PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
--------
* Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

** The illustrated Net Assumed Rates of Return apply only to the variable portion of the monthly payment and reflect the deduction of average fund expenses and the 1.00% Mortality and Expense Risk Charge from the Gross Rate of Return.

              HISTORICAL ILLUSTRATIONS OF ANNUITY INCOME PAYOUTS

  The following tables have been prepared to show how variable annuity income payments under the Contract change with investment performance over an extended period of time. In comparison with hypothetical illustrations based on a uniform annual rate of return, the table uses historical annual returns to illustrate that monthly annuity income payments vary over time based on fluctuations in annual returns.

  The tables reflect the daily charge to the sub-accounts for assuming mortality and expense risks, which is equivalent to an annual charge of 1.00%. The amounts shown in the tables also take into account the actual portfolios' management fees and operating expenses. Actual fees and expenses of the portfolios associated with your Contract may be more or less than the historical fees, will vary from year to year, and will depend on how you allocate your Contract Value. See the section in your current prospectus entitled "Expense Table" for more complete details. The monthly annuity income payments illustrated are on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of your current prospectus entitled "Federal Income Tax Status."

  The following tables assume that 100% of the Contract Value is allocated to a variable annuity income option, that the final value of the accumulation account is $100,000 and is applied at age 65 to purchase a life annuity for a guaranteed period of 10 years certain and life thereafter. The table assumes that the Annuitant was age 65 in 1983, the year of inception for the Bond Income and Money Market portfolios, and that the Annuitant's age had increased by the time the other portfolios became available. The historical variable annuity income payments are based on an assumed interest rate of 3.5% per year. Thus, actual performance greater than 3.5% per year resulted in an increased annuity income payment and actual performance less than 3.5% per year resulted in a decreased annuity income payment. We offer alternative Assumed Interest Rates (AIR) from which you may select: 0% and 5%. An AIR of 0% will result in a lower initial payment than a 3.5% or 5% AIR. Similarly, an AIR of 5% will result in a higher initial premium than a 0% or 3.5% AIR.

  The table illustrates the amount of the first monthly payment for each year shown. During each year, the monthly payments would vary to reflect fluctuations in the actual rate of return on the portfolios. Upon request, and when you are considering an annuity income option, we will furnish a comparable illustration based on your individual circumstances.

                    ANNUITY PAY-OUT HISTORICAL ILLUSTRATION
                            (100% VARIABLE PAYOUT)

ANNUITANT:                John Doe      GROSS AMOUNT OF CONTRACT VALUE: $100,000
SEX:                      Unisex        DATE OF ILLUSTRATION:             1/1/96
ANNUITY OPTION SELECTED:  Life Income with 10 Years Certain*
FREQUENCY OF INCOME PAY-  Monthly
 MENTS:

FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED: FOR AGE 65: $661.00; FOR AGE 75: $806.00; AND FOR AGE 76: $823.00

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 100% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN
CONSTANT: 3.50%

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE. NO MINIMUM DOLLAR AMOUNT IS GUARANTEED.

 AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN WITH 100% OF THE CONTRACT VALUE
                                 INVESTED IN:

                                                        LOOMIS
                       LOOMIS     DRAYCOTT      ALGER   SAYLES   DAVIS
PAYMENT  CALENDAR      SAYLES   INTERNATIONAL  EQUITY   AVANTI  VENTURE
 YEAR      YEAR   AGE SMALL CAP    EQUITY      GROWTH   GROWTH   VALUE
-------  -------- --- --------- ------------- --------- ------- -------
   1       1983    65
   2       1984    66
   3       1985    67
   4       1986    68
   5       1987    69
   6       1988    70
   7       1989    71
   8       1990    72
   9       1991    73
  10       1992    74
  11       1993    75                                   $747.00
  12       1994    76  $765.00     $765.00    $  765.00  831.93 $765.00
  13       1995    77   735.22      779.14       737.83  793.67  732.81
  14       1996    78   906.18      791.78     1,049.51  989.65  976.38

INVESTMENT PERFORMANCE RESULTS CONTAINED IN THIS REPORT REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RETURNS. THE PERFORMANCE RESULTS OF A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. SINCE IT IS HIGHLY LIKELY THAT PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HISTORICAL RETURNS CAN BE ACHIEVED

THE PAYMENTS IN THIS ILLUSTRATION ARE NET OF ALL CHARGES: MORTALITY AND EXPENSE RISK CHARGES (1.00%), MANAGEMENT FEES AND OTHER EXPENSES (These may vary from year to year. The following expenses are for the year ended December 31, 1995, after giving effect to expense caps or deferrals in effect for 1996:
0.55% Back Bay Bond Income, 0.50% Back Bay Money Market, 0.85% Loomis Sayles Avanti Growth, 0.85% Westpeak Growth and Income, 1.00% Loomis Sayles Small Cap, 0.85% Loomis Sayles Balanced, 1.30% Draycott International Equity, 0.70% Salomon US Government, 0.85% Salomon Strategic Bond Opportunities, 0.90% Davis Venture Value, 0.90% Alger Equity Growth.)
--------
* Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

                    ANNUITY PAY-OUT HISTORICAL ILLUSTRATION
                            (100% VARIABLE PAYOUT)

ANNUITANT:                John Doe      GROSS AMOUNT OF CONTRACT VALUE: $100,000
SEX:                      Unisex        DATE OF ILLUSTRATION:             1/1/96
ANNUITY OPTION SELECTED:  Life Income with 10 Years Certain*
FREQUENCY OF INCOME PAY-  Monthly
 MENTS:

FIXED MONTHLY ANNUITY INCOME PAYMENT BASED ON CURRENT RATES, IF 100% FIXED ANNUITY OPTION SELECTED: FOR AGE 76: $823.00.

ILLUSTRATIVE AMOUNTS BELOW ASSUME THAT 100% OF THE CONTRACT VALUE IS ALLOCATED TO VARIABLE PAYOUT

ASSUMED INTEREST RATE AT WHICH MONTHLY VARIABLE PAYMENTS REMAIN
CONSTANT: 3.50%

MONTHLY INCOME PAYMENTS WILL VARY WITH INVESTMENT PERFORMANCE. NO MINIMUM DOLLAR AMOUNT IS GUARANTEED.

              AMOUNT OF FIRST MONTHLY PAYMENT IN YEAR SHOWN WITH
                    100% OF THE CONTRACT VALUE INVESTED IN:

                                             SALOMON
                       WESTPEAK   LOOMIS    STRATEGIC   BACK BAY  SALOMON   BACK BAY
PAYMENT  CALENDAR       GROWTH    SAYLES      BOND        BOND      U.S.     MONEY
 YEAR      YEAR   AGE AND INCOME BALANCED OPPORTUNITIES  INCOME  GOVERNMENT  MARKET
-------  -------- --- ---------- -------- ------------- -------- ---------- --------
   1       1983    65                                   $ 581.00            $581.00
   2       1984    66                                     594.53             589.89
   3       1985    67                                     640.32             624.72
   4       1986    68                                     727.41             646.97
   5       1987    69                                     799.04             660.98
   6       1988    70                                     781.66             673.54
   7       1989    71                                     810.19             692.66
   8       1990    72                                     870.33             723.92
   9       1991    73                                     899.82             749.18
  10       1992    74                                   1,015.33             761.17
  11       1993    75  $ 747.00                         1,050.55             755.68
  12       1994    76    828.32  $765.00     $765.00    1,131.65  $765.00    744.34
  13       1995    77    782.81   758.63      748.78    1,046.12   763.94    740.31
  14       1996    78  1,021.90   905.62      855.10    1,212.85   840.56    748.54

INVESTMENT PERFORMANCE RESULTS CONTAINED IN THIS REPORT REPRESENT PAST PERFORMANCE AND ARE NOT INDICATIVE OF FUTURE RETURNS. THE PERFORMANCE RESULTS OF A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE PORTFOLIOS SELECTED. SINCE IT IS HIGHLY LIKELY THAT PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HISTORICAL RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE PAYMENTS IN THIS ILLUSTRATION ARE NET OF ALL CHARGES: MORTALITY AND EXPENSE RISK CHARGES (1.00%),MANAGEMENT FEES AND OTHER EXPENSES (These may vary from year to year. The following expenses are for the year ended December 31, 1995, after giving effect to expense caps or deferrals in effect for 1996:
0.55% Back Bay Bond Income, 0.50% Back Bay Money Market, 0.85% Loomis Sayles Avanti Growth, 0.85% Westpeak Growth and Income, 1.00% Loomis Sayles Small Cap, 0.85% Loomis Sayles Balanced, 1.30% Draycott International Equity, 0.70% Salomon US Government, 0.85% Salomon Strategic Bond Opportunities, 0.90% Davis Venture Value, 0.90% Alger Equity Growth.)
--------
* Income payments are made during the Annuitant's lifetime. If the Annuitant dies before payments have been made for the 10 Year Certain Period, payments will be continued for the balance of the Certain Period. The cumulative amount of income payments received under the annuity depends on how long the Annuitant lives after the Certain Period. An annuity pools the mortality experience of Annuitants. Annuitants who die earlier, in effect, subsidize the payments for those who live longer.

                                    EXPERTS

  The financial statements of New England Variable Annuity Separate Account and of the Company included in this Statement of Additional Information have been included herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

                                 LEGAL MATTERS

  Legal matters in connection with the Contracts described in this registration statement have been passed on by H. James Wilson, General Counsel of the Company. Sutherland, Asbill & Brennan, Washington, D.C., have acted as special counsel on certain matters relating to the Federal securities laws.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the New England Variable
 Annuity Separate Account of New England Variable
 Life Insurance Company:

  We have audited the accompanying statement of assets and liabilities of the New England Variable Annuity Separate Account (comprised of Bond Income Sub-Account, Money Market Sub-Account, Avanti Growth Sub-Account, Value Growth Sub-Account, Small Cap Sub-Account, U.S. Government Sub-Account, Balanced Sub-Account, Equity Growth Sub-Account, International Equity Sub-Account, Venture Value Sub-Account and Strategic Bond Opportunities Sub-Account) of New England Variable Life Insurance Company as of December 31, 1995, and the related statement of operations and changes in net assets for the period April 19, 1995 (commencement of operations) to December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned sub-accounts comprising the New England Variable Annuity Separate Account of New England Variable Life Insurance Company as of December 31, 1995, and the results of their operations and changes in their net assets for the period April 19, 1995 (commencement of operations) to December 31, 1995, in conformity with generally accepted accounting principles.

                                                       Coopers & Lybrand L.L.P.

Boston, Massachusetts
February 6, 1996

               NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

                                        BOND       MONEY      AVANTI     VALUE      SMALL       U.S.                 EQUITY
                                       INCOME      MARKET     GROWTH     GROWTH      CAP     GOVERNMENT  BALANCED    GROWTH
                                        SUB-        SUB-       SUB-       SUB-       SUB-       SUB-       SUB-       SUB-
                                      ACCOUNT     ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT    ACCOUNT
                                     ----------  ---------- ---------- ---------- ---------- ---------- ---------- ----------
ASSETS
 Investments in New England Zenith
 Fund, at value..................... $3,959,570  $5,099,918 $2,833,600 $4,274,260 $2,950,820 $2,407,213 $4,698,510 $5,456,949
                   SHARES    COST
                   ------- ---------
 Back Bay
 Advisors Bond
 Income Series...   36,437 4,015,808
 Back Bay
 Advisors Money
 Market Series...   50,999 5,099,918
 Loomis Sayles
 Avanti Growth
 Series..........   19,893 2,854,404
 Westpeak Value
 Growth Series...   30,247 4,191,054
 Loomis Sayles
 Small Cap
 Series..........   24,843 2,858,059
 Salomon Brothers
 U.S. Government
 Series..........  218,045 2,400,357
 Loomis Sayles
 Balanced Series.  393,181 4,613,309
 Alger Equity
 Growth Series...  395,429 5,436,490
 Draycott
 International
 Equity Series...  294,625 3,103,065
 Venture Value
 Series..........  382,090 4,825,951
 Salomon Brothers
 Strategic Bond
 Opportunities
 Series..........  210,673 2,342,030
 Amount due and accrued (payable)
 from contract-related transactions,
 net................................    (10,683)     95,147     60,384     17,048     10,790     12,364     27,935     32,239
 Dividends receivable...............        --       23,176        --         --         --         --         --         --
                                     ----------  ---------- ---------- ---------- ---------- ---------- ---------- ----------
  Total Assets......................  3,948,887   5,218,241  2,893,984  4,291,308  2,961,610  2,419,577  4,726,445  5,489,188
LIABILITIES
 Due New England Variable Life
 Insurance Company..................      3,342       6,815      2,388      4,416      2,956      2,813      3,613      8,373
                                     ----------  ---------- ---------- ---------- ---------- ---------- ---------- ----------
  Total Liabilities.................      3,342       6,815      2,388      4,416      2,956      2,813      3,613      8,373
                                     ----------  ---------- ---------- ---------- ---------- ---------- ---------- ----------
NET ASSETS.......................... $3,945,545  $5,211,426 $2,891,596 $4,286,892 $2,958,654 $2,416,764 $4,722,832 $5,480,815
                                     ==========  ========== ========== ========== ========== ========== ========== ==========
Net Assets consist of:
 Net Assets attributable to Variable
 Annuity Contracts.................. $3,941,803  $5,211,426 $2,891,596 $4,284,982 $2,956,794 $2,416,764 $4,719,088 $5,479,050
 Annuity Reserves...................      3,742         --         --       1,910      1,860        --       3,744      1,765
                                     ----------  ---------- ---------- ---------- ---------- ---------- ---------- ----------
  TOTAL NET ASSETS.................. $3,945,545  $5,211,426 $2,891,596 $4,286,892 $2,958,654 $2,416,764 $4,722,832 $5,480,815
                                     ==========  ========== ========== ========== ========== ========== ========== ==========
                                                                STRATEGIC
                                     INTERNATIONAL  VENTURE       BOND
                                        EQUITY       VALUE    OPPORTUNITIES
                                         SUB-         SUB-        SUB-
                                        ACCOUNT     ACCOUNT      ACCOUNT       TOTAL
                                     ------------- ---------- ------------- -----------
ASSETS
 Investments in New England Zenith
 Fund, at value.....................  $3,167,224   $5,005,375  $2,285,801   $42,139,240


 Back Bay
 Advisors Bond
 Income Series...
 Back Bay
 Advisors Money
 Market Series...
 Loomis Sayles
 Avanti Growth
 Series..........
 Westpeak Value
 Growth Series...
 Loomis Sayles
 Small Cap
 Series..........
 Salomon Brothers
 U.S. Government
 Series..........
 Loomis Sayles
 Balanced Series.
 Alger Equity
 Growth Series...
 Draycott
 International
 Equity Series...
 Venture Value
 Series..........
 Salomon Brothers
 Strategic Bond
 Opportunities
 Series..........
 Amount due and accrued (payable)
 from contract-related transactions,
 net................................      26,438       25,547       5,609       302,818
 Dividends receivable...............         --           --          --         23,176
                                     ------------- ---------- ------------- -----------
  Total Assets......................   3,193,662    5,030,922   2,291,410    42,465,234
LIABILITIES
 Due New England Variable Life
 Insurance Company..................       3,115        5,017       2,163        45,011
                                     ------------- ---------- ------------- -----------
  Total Liabilities.................       3,115        5,017       2,163        45,011
                                     ------------- ---------- ------------- -----------
NET ASSETS..........................  $3,190,547   $5,025,905  $2,289,247   $42,420,223
                                     ============= ========== ============= ===========
Net Assets consist of:
 Net Assets attributable to Variable
 Annuity Contracts..................  $3,188,720   $5,025,905  $2,285,536   $42,401,664
 Annuity Reserves...................       1,827          --        3,711        18,559
                                     ------------- ---------- ------------- -----------
  TOTAL NET ASSETS..................  $3,190,547   $5,025,905  $2,289,247   $42,420,223
                                     ============= ========== ============= ===========

                       See Notes to Financial Statements

               NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
  FOR THE PERIOD APRIL 19, 1995 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER
                                   31, 1995

                     BOND     MONEY    AVANTI    VALUE    SMALL       U.S.              EQUITY  INTERNATIONAL VENTURE
                    INCOME    MARKET   GROWTH    GROWTH    CAP     GOVERNMENT BALANCED  GROWTH     EQUITY      VALUE
                     SUB-      SUB-     SUB-      SUB-     SUB-       SUB-      SUB-     SUB-       SUB-        SUB-
                   ACCOUNT   ACCOUNT  ACCOUNT   ACCOUNT  ACCOUNT    ACCOUNT   ACCOUNT  ACCOUNT     ACCOUNT    ACCOUNT
                   --------  -------- --------  -------- --------  ---------- -------- -------- ------------- --------
INCOME
 Dividends.......  $234,534  $106,464 $ 84,980  $208,739 $129,385   $84,803   $167,655 $157,204    $33,056    $107,503
EXPENSES
 Mortality and
 expense risk and
 administrative
 charges.........    14,321    25,668   10,383    16,718   10,463    10,204     20,240   20,957     11,324      18,852
                   --------  -------- --------  -------- --------   -------   -------- --------    -------    --------
 Net investment
 income..........   220,213    80,796   74,597   192,021  118,922    74,599    147,415  136,247     21,732      88,651
NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS
 Net unrealized
 appreciation
 (depreciation)
 on investments:
 Beginning of
 period..........       --        --       --        --       --        --         --       --         --          --
 End of period...   (56,238)      --   (20,804)   83,206   92,761     6,856     85,201   20,459     64,159     179,424
                   --------  -------- --------  -------- --------   -------   -------- --------    -------    --------
 Net change in
 unrealized
 appreciation
 (depreciation)..   (56,238)      --   (20,804)   83,206   92,761     6,856     85,201   20,459     64,159     179,424
 Net realized
 gain (loss) on
 investments.....       210       --         8       188       (8)      131          6       12          2         113
                   --------  -------- --------  -------- --------   -------   -------- --------    -------    --------
 Net realized and
 unrealized gain
 (loss) on
 investments.....   (56,028)      --   (20,796)   83,394   92,753     6,987     85,207   20,471     64,161     179,537
                   --------  -------- --------  -------- --------   -------   -------- --------    -------    --------
NET INCREASE IN
NET ASSETS
RESULTING FROM
OPERATIONS.......  $164,185  $ 80,796 $ 53,801  $275,415 $211,675   $81,586   $232,622 $156,718    $85,893    $268,188
                   ========  ======== ========  ======== ========   =======   ======== ========    =======    ========
                     STRATEGIC
                       BOND
                   OPPORTUNITIES
                       SUB-
                      ACCOUNT      TOTAL
                   ------------- ----------
INCOME
 Dividends.......    $146,583    $1,460,906
EXPENSES
 Mortality and
 expense risk and
 administrative
 charges.........       8,218       167,348
                   ------------- ----------
 Net investment
 income..........     138,365     1,293,558
NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS
 Net unrealized
 appreciation
 (depreciation)
 on investments:
 Beginning of
 period..........         --            --
 End of period...     (56,229)      398,795
                   ------------- ----------
 Net change in
 unrealized
 appreciation
 (depreciation)..     (56,229)      398,795
 Net realized
 gain (loss) on
 investments.....         293           955
                   ------------- ----------
 Net realized and
 unrealized gain
 (loss) on
 investments.....     (55,936)      399,750
                   ------------- ----------
NET INCREASE IN
NET ASSETS
RESULTING FROM
OPERATIONS.......    $ 82,429    $1,693,308
                   ============= ==========

                       See Notes to Financial Statements

               NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                      STATEMENT OF CHANGES IN NET ASSETS
  FOR THE PERIOD APRIL 19, 1995 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER
                                   31, 1995

                      BOND       MONEY       AVANTI      VALUE      SMALL        U.S.                   EQUITY    INTERNATIONAL
                     INCOME      MARKET      GROWTH      GROWTH      CAP      GOVERNMENT   BALANCED     GROWTH       EQUITY
                      SUB-        SUB-        SUB-        SUB-       SUB-        SUB-        SUB-        SUB-         SUB-
                    ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT    ACCOUNT     ACCOUNT     ACCOUNT     ACCOUNT       ACCOUNT
                   ----------  ----------  ----------  ---------- ----------  ----------  ----------  ----------  -------------
FROM INVESTMENT
ACTIVITIES
 Net investment
 income..........  $  220,213  $   80,796  $   74,597  $  192,021 $  118,922  $   74,599  $  147,415  $  136,247   $   21,732
 Net realized and
 unrealized gain
 (loss) on
 investments.....     (56,028)        --      (20,796)     83,394     92,753       6,987      85,207      20,471       64,161
                   ----------  ----------  ----------  ---------- ----------  ----------  ----------  ----------   ----------
 Increase in net
 assets derived
 from investment
 activities......     164,185      80,796      53,801     275,415    211,675      81,586     232,622     156,718       85,893
FROM CONTRACT-
RELATED
TRANSACTIONS
 Net premiums
 transferred from
 New England
 Variable Life
 Insurance
 Company.........   3,512,772   8,774,833   2,697,244   2,346,443  2,581,472   2,209,207   4,350,428   5,139,557    2,959,953
 Net transfers
 (to) from other
 sub-accounts....     288,578  (3,490,074)    151,126   1,658,049    175,700     161,291     247,728     230,721      169,830
 Net transfers
 (to) from New
 England Variable
 Life Insurance
 Company.........     (19,990)   (154,129)    (10,575)      6,985    (10,193)    (35,320)   (107,946)    (46,181)     (25,129)
                   ----------  ----------  ----------  ---------- ----------  ----------  ----------  ----------   ----------
 Increase in net
 assets derived
 from contract-
 related
 transactions....   3,781,360   5,130,630   2,837,795   4,011,477  2,746,979   2,335,178   4,490,210   5,324,097    3,104,654
                   ----------  ----------  ----------  ---------- ----------  ----------  ----------  ----------   ----------
NET INCREASE IN
NET ASSETS.......   3,945,545   5,211,426   2,891,596   4,286,892  2,958,654   2,416,764   4,722,832   5,480,815    3,190,547
NET ASSETS, AT
BEGINNING OF THE
PERIOD...........         --          --          --          --         --          --          --          --           --
                   ----------  ----------  ----------  ---------- ----------  ----------  ----------  ----------   ----------
NET ASSETS, AT
END OF THE
PERIOD...........  $3,945,545  $5,211,426  $2,891,596  $4,286,892 $2,958,654  $2,416,764  $4,722,832  $5,480,815   $3,190,547
                   ==========  ==========  ==========  ========== ==========  ==========  ==========  ==========   ==========
                                 STRATEGIC
                    VENTURE        BOND
                     VALUE     OPPORTUNITIES
                      SUB-         SUB-
                    ACCOUNT       ACCOUNT       TOTAL
                   ----------- ------------- ------------
FROM INVESTMENT
ACTIVITIES
 Net investment
 income..........  $   88,651   $  138,365   $ 1,293,558
 Net realized and
 unrealized gain
 (loss) on
 investments.....     179,537      (55,936)      399,750
                   ----------- ------------- ------------
 Increase in net
 assets derived
 from investment
 activities......     268,188       82,429     1,693,308
FROM CONTRACT-
RELATED
TRANSACTIONS
 Net premiums
 transferred from
 New England
 Variable Life
 Insurance
 Company.........   4,408,888    2,229,504    41,210,301
 Net transfers
 (to) from other
 sub-accounts....     353,605       53,446           --
 Net transfers
 (to) from New
 England Variable
 Life Insurance
 Company.........      (4,776)     (76,132)     (483,386)
                   ----------- ------------- ------------
 Increase in net
 assets derived
 from contract-
 related
 transactions....   4,757,717    2,206,818    40,726,915
                   ----------- ------------- ------------
NET INCREASE IN
NET ASSETS.......   5,025,905    2,289,247    42,420,223
NET ASSETS, AT
BEGINNING OF THE
PERIOD...........         --           --            --
                   ----------- ------------- ------------
NET ASSETS, AT
END OF THE
PERIOD...........  $5,025,905   $2,289,247   $42,420,223
                   =========== ============= ============

                       See Notes to Financial Statements

               NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

  1. New England Variable Annuity Separate Account (the "Account") of New England Variable Life Insurance Company ("NEVLICO"), was established by NEVLICO's Board of Directors on July 1, 1994 in accordance with the regulations of the Delaware Insurance Department. NEVLICO is a wholly-owned subsidiary of New England Mutual Life Insurance Company ("The New England"). The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NEVLICO. However, that portion of the Account assets equal to the reserves and other liabilities of the Account may not be charged with liabilities that arise out of any other business NEVLICO may conduct.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  2. The Account has eleven investment sub-accounts each of which invests in the shares of one series of the New England Zenith Fund ("Zenith Fund"). The series of the Zenith Fund in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund is a diversified, open-end management investment company. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m. EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of the Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date.

  3. Certain deductions for risk and administrative charges are taken from the contract values, to compensate NEVLICO for administrative expenses and for the assumption of mortality and expense risks. Currently, the charges are made daily at an annual rate of 1.35% of the net assets of the Account. NEVLICO also imposes an annual administration charge of $30 (not to exceed 2% of the total contract value) against contract value in the Account, but this charge is waived for any contract year in which the contract value reaches certain amounts. A premium tax charge applies to the contracts in certain states.

  Additionally, a contingent deferred sales charge may be imposed in the event of a partial or full surrender or application of proceeds to certain payment options, or, in certain circumstances, upon subsequent withdrawal of amounts applied to a payment option. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible funds.

  4. For federal income tax purposes the Account's operations are included with those of NEVLICO. NEVLICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

               NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
  5. The adviser and sub-adviser for each Eligible Fund are listed in the chart below. TNE Advisers, Inc. which is a wholly-owned subsidiary of The New England, and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.

     ELIGIBLE FUND            ADVISER                     SUB-ADVISER
     -------------            -------                     -----------
Back Bay Advisors Bond
 Income                  TNE Advisers, Inc. Back Bay Advisors, L.P.*
Back Bay Advisors Money
 Market                  TNE Advisers, Inc. Back Bay Advisors, L.P.*
Westpeak Value Growth    TNE Advisers, Inc. Westpeak Investment Advisors, L.P.*
Loomis Sayles Avanti
 Growth                  TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
Loomis Sayles Small Cap  TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
Loomis Sayles Balanced   TNE Advisers, Inc. Loomis, Sayles & Company, L.P.*
Draycott International
 Equity                  TNE Advisers, Inc. Draycott Partners, Ltd.
Venture Value            TNE Advisers, Inc. Davis Selected Advisers, L.P.
Alger Equity Growth      TNE Advisers, Inc. Fred Alger Management, Inc.
Salomon Brothers U.S.
 Government              TNE Advisers, Inc. Salomon Brothers Asset Management, Inc.
Salomon Brothers
 Strategic Bond
 Opportunities           TNE Advisers, Inc. Salomon Brothers Asset Management, Inc.

--------
* An indirect subsidiary of The New England

  6. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from sales of Eligible Fund shares for each corresponding sub-account for the period April 19, 1995 (commencement of operations) through December 31, 1995:

                                                           PURCHASES    SALES
                                                          ----------- ----------
Back Bay Advisors Bond Income Series..................... $ 4,498,696 $  482,889
Back Bay Advisors Money Market Series....................  10,396,246  5,296,328
Loomis Sayles Avanti Growth Series.......................   3,113,183    258,779
Westpeak Value Growth Series.............................   4,559,122    368,067
Loomis Sayles Small Cap Series...........................   3,270,485    412,426
Salomon Brothers U.S. Government Series..................   2,864,874    464,517
Loomis Sayles Balanced Series............................   5,258,232    644,923
Alger Equity Growth Series...............................   6,124,635    688,145
Draycott International Equity Series.....................   3,541,171    438,107
Venture Value Series.....................................   5,230,929    404,978
Salomon Brothers Strategic Bond Opportunities Series.....   2,735,519    393,489

  7. Annuity reserves are computed for currently payable contracts according to the 1983-a Mortality Tables. The assumed interest rate may be 0%, 3.5% or 5% as elected by the annuitant and as regulated by laws of the respective states. Adjustments to annuity reserves are reimbursed to or from NEVLICO.

                NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT OF
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
  8. A summary of units outstanding for variable annuity contracts for the period April 19, 1995 (commencement of operations) to December 31, 1995:

                                                                                         SMALL           U.S.
                          BOND INCOME    MONEY MARKET  AVANTI GROWTH   VALUE GROWTH       CAP         GOVERNMENT
                          SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                         -------------- -------------- -------------- -------------- -------------- --------------
Units Outstanding
 4/19/95................            --             --             --             --             --             --
Units Purchased......... 1,388,273.8460 4,880,871.6501 2,064,257.2902 2,950,143.4465 2,495,595.4909 2,343,474.2683
Units Redeemed..........    89,131.9180 2,122,139.2819    54,620.8846    64,828.4141    68,930.3068   221,847.5497
                         -------------- -------------- -------------- -------------- -------------- --------------
Units Outstanding
 12/31/95............... 1,299,141.9280 2,758,732.3682 2,009,636.4056 2,885,315.0324 2,426,665.1841 2,121,626.7186
                         ============== ============== ============== ============== ============== ==============
  Unit Value 12/31/95...      $3.037039      $1.889065      $1.438865      $1.485762      $1.219226      $1.139109
                         ============== ============== ============== ============== ============== ==============

                                                       INTERNATIONAL                      BOND
                            BALANCED    EQUITY GROWTH      EQUITY     VENTURE VALUE  OPPORTUNITIES
                          SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                         -------------- -------------- -------------- -------------- --------------
Units Outstanding
 4/19/95................            --             --             --             --             --
Units Purchased......... 4,131,044.4174 4,088,668.8820 3,130,883.0353 3,878,075.8874 2,137,842.5933
Units Redeemed..........   282,835.9517   180,432.3120   157,414.2725    79,730.5090   162,349.7665
                         -------------- -------------- -------------- -------------- --------------
Units Outstanding
 12/31/95............... 3,848,208.4657 3,908,236.5700 2,973,468.7628 3,798,345.3784 1,975,492.8268
                         ============== ============== ============== ============== ==============
  Unit Value 12/31/95...      $1.227281      $1.402375      $1.073005      $1.323183      $1.158823
                         ============== ============== ============== ============== ==============

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of New England Variable Life
 Insurance Company:

We have audited the accompanying balance sheets of New England Variable Life Insurance Company (a wholly-owned subsidiary of New England Mutual Life Insurance Company) as of December 31, 1995 and 1994, and the related statements of operations, surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of New England Variable Life Insurance Company as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which are considered generally accepted accounting principles for wholly-owned stock life insurance subsidiaries of mutual life insurance companies.

                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
March 8, 1996

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
    (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                                 BALANCE SHEETS

                           DECEMBER 31, 1995 AND 1994

                                     ASSETS

                                                        1995           1994
                                                   --------------  ------------
Bonds............................................  $   60,779,522  $  7,828,833
Mortgage loan....................................       2,210,153     2,221,942
Policy loans.....................................      58,210,498    43,967,343
Cash and short-term investments..................      32,416,437    10,669,045
Accrued investment income........................       3,102,970     1,377,286
Premiums deferred and uncollected................       8,897,630     6,892,888
Due from separate account, net...................      95,638,637    79,549,258
Due from New England Mutual Life Insurance
 Company.........................................       4,706,831     1,889,855
Other assets.....................................         554,844       814,991
Separate account assets..........................     748,184,716   445,040,547
                                                   --------------  ------------
    Total assets.................................  $1,014,702,238  $600,251,988
                                                   ==============  ============
                           LIABILITIES AND SURPLUS
Policy reserves..................................  $   79,511,870  $ 44,648,304
Due to New England Mutual Life Insurance Company.       6,239,406     3,219,350
Borrowed money and accrued interest..............      25,137,373            --
Income taxes payable.............................       5,487,501     4,611,653
Accrued expenses.................................       6,663,644     4,746,096
Asset valuation reserve..........................         372,954       137,202
Other liabilities................................       4,767,424     1,120,620
Separate account liabilities.....................     748,184,716   445,040,547
                                                   --------------  ------------
    Total liabilities............................     876,364,888   503,523,772
Surplus:
Common stock (shares authorized: 50,000; issued
   and outstanding:
   20,000; par value $125).......................       2,500,000     2,500,000
Paid-in capital in excess of par value...........     171,738,031   117,709,808
Unassigned surplus...............................     (35,900,681)  (23,481,592)
                                                   --------------  ------------
    Total surplus................................     138,337,350    96,728,216
                                                   --------------  ------------
      Total liabilities and surplus..............  $1,014,702,238  $600,251,988
                                                   ==============  ============

    The accompanying notes are an integral part of the financial statements.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
    (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                        1995          1994
                                                    ------------  ------------
Income:
  Premiums......................................... $279,517,998  $201,732,909
  Net investment income............................    3,250,606     3,093,033
  Considerations for supplementary contracts.......    2,243,426           --
                                                    ------------  ------------
                                                     285,012,030   204,825,942
Expenses:
  Death and other benefits.........................   41,689,601    23,345,664
  Increase in policy reserves......................   34,863,564    17,743,158
  Commissions......................................   40,691,028    37,220,361
  Net transfers to separate account................  120,149,836    87,853,704
  General and administrative.......................   54,105,390    43,395,223
                                                    ------------  ------------
                                                     291,499,419   209,558,110
                                                    ------------  ------------
Loss from operations before provision for income
 taxes.............................................   (6,487,389)   (4,732,168)
Provision for income taxes.........................    5,516,062     2,968,375
                                                    ------------  ------------
Net loss........................................... $(12,003,451) $ (7,700,543)
                                                    ============  ============

                             STATEMENTS OF SURPLUS

                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                         1995         1994
                                                     ------------  -----------
Surplus, beginning of year.......................... $ 96,728,216  $94,378,654
Net loss............................................  (12,003,451)  (7,700,543)
Change in non-admitted assets.......................     (179,886)     (19,141)
Change in asset valuation reserve...................     (235,752)      69,246
Capital contribution from New England Mutual Life
 Insurance Company..................................   54,028,223   10,000,000
                                                     ------------  -----------
Surplus, end of year................................ $138,337,350  $96,728,216
                                                     ============  ===========


    The accompanying notes are an integral part of the financial statements.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
    (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994

                                                      1995           1994
                                                  -------------  -------------
Cash flows from operating activities:
  Premiums and other considerations.............. $ 277,077,189  $ 199,670,506
  Net investment income..........................     1,719,860      2,773,220
  Benefits.......................................   (39,541,592)   (23,510,882)
  Expenses and taxes.............................   (95,265,433)   (80,900,670)
  Net transfers to separate account..............  (136,239,215)  (103,547,077)
  Net increase in policy loans...................   (14,243,155)   (13,293,625)
  Other income and disbursements, net............     2,191,111     (1,972,032)
                                                  -------------  -------------
    Net cash flows used in operating activities..    (4,301,235)   (20,780,560)
Cash flows from investing activities:
  Proceeds from investments sold, matured or
   repaid........................................       715,484        166,942
  Cost of investments acquired...................       333,143            (11)
                                                  -------------  -------------
    Net cash flows from investing activities.....     1,048,627        166,931
Cash flows from financing activities:
  Capital contribution from New England Mutual
   Life Insurance Company........................           --      10,000,000
  Borrowed money.................................    25,000,000            --
                                                  -------------  -------------
    Net cash flows from financing activities.....    25,000,000     10,000,000
Net cash flows...................................    21,747,392    (10,613,629)
Cash and short-term investments, beginning of
 year............................................    10,669,045     21,282,674
                                                  -------------  -------------
Cash and short-term investments, end of year..... $  32,416,437  $  10,669,045
                                                  =============  =============
Non-cash financing activities:
  Capital contribution from New England Mutual
   Life Insurance Company........................ $  54,028,223  $         --
                                                  =============  =============


    The accompanying notes are an integral part of the financial statements.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS:

  New England Variable Life Insurance Company (the "Company") is a wholly-owned stock life insurance subsidiary of New England Mutual Life Insurance Company (The New England). The Company sells variable life insurance and variable annuity products through a network of general agencies located throughout the United States.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  BASIS OF PRESENTATION

  The Company prepares its statutory financial statements, except as to form, in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted accounting practices encompass all accounting practices not so prescribed. Permitted and prescribed statutory accounting practices are currently considered generally accepted accounting principles (GAAP) for wholly-owned stock life insurance subsidiaries of a mutual life insurance company.

  The Financial Accounting Standards Board issued Interpretation No. 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, and Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts. The American Institute of Certified Public Accountants issued Statement of Position 95-1, Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises. Neither of these groups has a role in establishing regulatory accounting practices. These pronouncements will require stock life subsidiaries of a mutual life insurance company parent to modify their financial statements in order for them to continue to be in accordance with generally accepted accounting principles, effective for the Company's 1996 financial statements. The manner in which policy reserves, new business acquisition costs, asset valuations and the related tax effects are recorded will change. Management has not determined the impact of such changes on its financial statements.

  Certain amounts from the 1994 financial statements have been reclassified to conform with the 1995 presentation.

  USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

  The preparation of financial statements in accordance with permitted and prescribed statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

  INVESTED ASSETS

  Carrying values of bonds have been determined in accordance with methods and values adopted by the National Association of Insurance Commissioners. Bonds are carried at amortized cost.

  The Company's mortgage loan on real estate is carried at outstanding principal balance. The estimated fair value of this loan is determined using an internal matrix based on market rates and a credit rating system.

  Policy loans are carried at the aggregate of the unpaid balances. Policy loans are an integral part of insurance products and have no maturity dates. Consequently, it is not practicable to value these instruments.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED
  Short-term investments are carried principally at cost, which approximates fair value, and include securities with a maturity date at purchase of less than one year.

  Investment income is recognized on the accrual basis. Realized gains and losses on the sales of investments are determined on the specific identification method. Unrealized gains and losses are accounted for as direct increases or decreases in surplus.

  SEPARATE ACCOUNT

  Separate account assets represent managed funds held for the benefit of variable life and variable annuity policyholders and are reported at fair value. Since the policyholders receive the full benefit and bear the full risk of the separate account investments, the investment results are reflected in the liabilities related to the separate account. The statements of operations include the general account business and the net transfers to the separate account.

  VARIABLE LIFE RESERVES

  Reserves for variable life insurance policies are developed using the 1958 and 1980 Commissioners' Standard Ordinary Mortality Table on the Net Level Premium Method, the Net Single Premium Method, or the Modified Full Preliminary Term Method with assumed interest rates ranging from 4% to 5%.

  DUE FROM SEPARATE ACCOUNT, NET

  The Company records as a receivable amounts that are due from the separate account for policy charges (including cost of insurance charges, administrative charges and minimum death benefit charges), and amounts held for policy account values in excess of the statutory reserve.

  Amounts held in excess of the reserve cannot be transferred unless the policy is terminated or the policy account value is withdrawn.

  Actual transfers from the separate account to the general account for the policy charges are made on a periodic basis to reduce this receivable. The components of the amount due from the separate account, net as of December 31, 1995 and 1994 are as follows:

                                                           1995        1994
                                                        ----------- -----------
   Account values in excess of reserves................ $93,318,010 $75,718,686
   Policy charges......................................   2,320,627   3,830,572
                                                        ----------- -----------
     Total............................................. $95,638,637 $79,549,258
                                                        =========== ===========

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED

  RECOGNITION OF PREMIUM REVENUE AND RELATED EXPENSES

  Variable life premium revenue is recognized during the premium paying period. Annuity considerations and deposits are recognized as revenue when received. Commissions and other expenses in connection with acquiring new business are charged to current operations as incurred.

  FEDERAL INCOME TAXES

  The Company's federal income tax return is consolidated with The New England. The method of allocation between the companies is subject to a tax sharing agreement, and allocation is based upon separate return calculations with current credit for net losses. Net operating loss carryforwards to the extent not previously reimbursed will be utilized as a deduction before determining the tax liability to The New England.

3. INVESTMENT RESERVES AND INTEREST MAINTENANCE RESERVE:

  The Asset Valuation Reserve (AVR) is designed to mitigate the effect of valuation and credit-related losses on unassigned surplus. The AVR covers all invested asset classes with risk of loss, including bonds and mortgage loans.

  The Interest Maintenance Reserve (IMR) accumulates realized capital gains and losses on the sale of all types of fixed income securities which result from changes in the overall level of interest rates. These gains are amortized into operating income over the remaining life of each investment sold. The IMR amounted to $74,707 and $75,451 as of December 31, 1995 and 1994, respectively. The amortization of the IMR into net income net of federal income tax for 1995 and 1994 was $3,117 and $2,702, respectively.

4. INVESTMENTS:

  The carrying value and estimated fair values of debt securities excluding separate account assets are as follows:

                                                          1995
                                                   GROSS UNREALIZED
                                          CARRYING -----------------  ESTIMATED
                                           VALUE    GAINS    LOSSES   FAIR VALUE
                                          -------- -------- --------  ----------
                                                     (IN THOUSANDS)
U.S. Treasury securities and obligations
 of U.S. government corporations and
 agencies................................ $ 3,847  $     61 $   --     $ 3,908
Corporate securities.....................  56,393     1,353    (355)    57,391
Mortgage-backed securities...............      70         1     --          71
Other....................................     470        61     --         531
                                          -------  -------- -------    -------
Totals................................... $60,780  $  1,476 $  (355)   $61,901
                                          =======  ======== =======    =======
                                                          1994
                                                   GROSS UNREALIZED
                                          CARRYING -----------------  ESTIMATED
                                           VALUE    GAINS    LOSSES   FAIR VALUE
                                          -------- -------- --------  ----------
                                                     (IN THOUSANDS)
U.S. Treasury securities and obligations
 of U.S. government corporations and
 agencies................................ $ 4,191  $     62 $   (60)   $ 4,193
Corporate securities.....................   3,546       125      (7)     3,664
Mortgage-backed securities...............      92       --       (3)        89
                                          -------  -------- -------    -------
Totals................................... $ 7,829  $    187 $   (70)   $ 7,946
                                          =======  ======== =======    =======

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED
  Publicly traded debt securities are valued based upon quoted market prices. The fair values of private placement obligations are determined using an internal matrix based on market interest rates, the credit rating of the specific security, and public prices of similar securities.

  The carrying value and estimated fair value of debt securities at December 31, 1995, by contractual maturity, are shown below. Stated maturities may differ from contractual maturities because some borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                             CARRYING ESTIMATED
                                                              VALUE   FAIR VALUE
                                                             -------- ----------
                                                               (IN THOUSANDS)
Due in 1 year or less....................................... $ 4,775   $ 4,826
Due after 1 year through 5 years............................  27,217    27,911
Due after 5 years through 10 years..........................  27,119    27,267
Due after 10 years..........................................   1,599     1,826
Mortgage-backed securities..................................      70        71
                                                             -------   -------
Totals...................................................... $60,780   $61,901
                                                             =======   =======

  Gross realized gains from sale of debt securities were $3,651 and $3,817 in 1995 and 1994, respectively. There were no gross realized losses in 1995 and 1994. Net realized gains of $2,373 and $2,481 in 1995 and 1994, respectively, were transferred to the IMR.

  There are no significant concentrations of bonds by issuer or by industry.

  The estimated fair value of the Company's mortgage loan was $2,210,000 and $2,241,000 at December 31, 1995 and 1994, respectively.

  Components of Net Investment Income are as follows:

                                                                   YEAR ENDING
                                                                  DECEMBER 31,
                                                                  -------------
                                                                   1995   1994
                                                                  ------ ------
                                                                       (IN
                                                                   THOUSANDS)
Debt securities.................................................. $  897 $  619
Short-term investments...........................................  1,140    597
Mortgage loans...................................................    234    235
Policy loans.....................................................  2,832  1,996
                                                                  ------ ------
  Total investment income........................................  5,103  3,447
Investment expenses including interest of $1,160,000 on borrowed
 money (see Note 5)..............................................  1,852    354
                                                                  ------ ------
Net investment income............................................ $3,251 $3,093
                                                                  ====== ======

5. BORROWED MONEY:

  In 1995, the Company borrowed $25,000,000 from a bank, bearing interest at a variable rate, equal to the greater of the bank's base rate or money market rates plus .6% per annum payable monthly (5.8% at December 31, 1995). The loan is collateralized by sales loads and surrender charges collected on a defined block of variable life insurance policies issued by the Company. Repayment is structured in a manner to result in repayment over a term of five years. The carrying value of the loan approximates its fair value.

6. RELATED PARTY TRANSACTIONS:

  Under the terms of a service agreement, The New England furnishes all executive, legal, clerical, and other personnel services to the Company. The fees for such services amounted to $50,875,006 and $40,071,822 in 1995 and 1994, respectively.

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY
   (A WHOLLY-OWNED SUBSIDIARY OF NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS--CONTINUED

  All of the officers and directors of the Company are officers of The New England.

  In 1995, The New England made a noncash capital contribution to the Company of publicly traded debt securities and private placement obligations with an estimated fair value of $54,028,223. In 1994, The New England made a cash capital contribution of $10,000,000.

  The Company also reinsures certain risks with The New England. (See Note 8).

7. FEDERAL INCOME TAXES:

  Federal income taxes are provided on the basis of amounts estimated to be payable under the Internal Revenue Code. The Company files a consolidated federal income tax return with The New England.

  Below is a reconciliation of income before federal income taxes to taxable gain from operations.

                                                                YEAR ENDING
                                                               DECEMBER 31,
                                                              ----------------
                                                               1995     1994
                                                              -------  -------
                                                              (IN THOUSANDS)
Operating loss before federal income taxes................... $(6,487) $(4,732)
Deferred acquisition costs...................................  13,451   11,035
Expense related differences..................................  11,030    3,816
Other income related differences.............................  (2,234)  (1,639)
                                                              -------  -------
Taxable gain from operations.................................  15,760    8,480
                                                              -------  -------
Federal income taxes @ 35%................................... $ 5,516  $ 2,968
                                                              =======  =======

  The Internal Revenue Service has completed its examination of the Company's income tax returns through 1991 and is currently examining the income tax returns for 1992 to 1993. The New England is contesting certain issues since 1976. The outcome of these proceedings is not currently determinable but, in the opinion of management, would not have a materially adverse effect on the financial statements.

8. REINSURANCE:

  The Company's practice on individual products is to retain not more than $250,000 of risk on any person, excluding accidental death benefits. Prior to January 1, 1995, this retention limit had been $75,000 of risk on any person excluding accidental death benefits. Total individual life premiums ceded were $6.3 million and $13.8 million at December 31, 1995 and 1994, respectively. In 1995, $1.3 million of the $6.3 million premiums ceded were ceded to The New England, and in 1994, $9.5 million of the $13.8 million premiums ceded were ceded to The New England.

  The individual life insurance inforce ceded was $4.0 billion and $9.7 billion at December 31, 1995 and 1994, respectively.

  The Company is contingently liable with respect to ceded insurance should any reinsurer be unable to meet the obligations assumed by it.

9. SUBSEQUENT EVENTS:

  The New England and Metropolitan Life Insurance Company (MetLife) have entered into a definitive agreement, effective as of August 16, 1995, pursuant to which The New England would be merged with and into MetLife. The closing of the merger is subject to various conditions, including but not limited to the obtaining of various regulatory approvals and the necessary approvals of the policyholders of both companies. It is currently anticipated that the merger will be consummated no later than the third quarter of 1996.

                                   APPENDIX A

ABC and affiliates         Fortune                    Public Broadcasting
Atlanta Constitution       Fox Newtwork and            Service
Atlanta Journal             affiliates                Quinn, Jane Bryant
Austin American            Fund Action                 (syndicated column)
 Statesman                 Hartford Courant           Registered
Baltimore Sun              Houston Chronicle           Representative
Barron's                   INC                        Research Magazine
Bond Buyer                 Indianapolis Star          Resource
Boston Business Journal    Institutional Investor     Reuters
Boston Globe               Investment Dealers         Rukeyser's Business
Boston Herald               Digest                     (syndicated column)
Broker World               Investment Vision          Sacramento Bee
Business Radio Network     Investor's Daily           San Francisco Chronicle
Business Week              Journal of Commerce        San Francisco Examiner
CBS and affiliates         Kansas City Star           San Jose Mercury
CFO                        LA Times                   Seattle Post-
Changing Times             Leckey, Andrew              Intelligencer
Chicago Sun Times           (syndicated column)       Seattle Times
Chicago Tribune            Life Association News      Smart Money
Christian Science          Miami Herald               St. Louis Post Dispatch
 Monitor                   Milwaukee Sentinel         St. Petersburg Times
Christian Science          Money                      Standard & Poor's
 Monitor News Service      Money Maker                 Outlook
Cincinnati Enquirer        Money Management Letter    Standard & Poor's Stock
Cincinnati Post            Morningstar                 Guide
CNBC                       National Public Radio      Stanger's Investment
CNN                        National Underwriter        Advisor
Columbus Dispatch          NBC and affiliates         Stockbroker's Register
Dallas Morning News        New England Business       Strategic Insight
Dallas Times-Herald        New England Cable News     Tampa Tribune
Denver Post                New Orleans Times-         Time
Des Moines Register         Picayune                  Tobias, Andrew
Detroit Free Press         New York Daily News         (syndicated column)
Donoghues Money Fund       New York Times             UPI
 Report                    Newark Star Ledger         US News and World Report
Dorfman, Dan (syndicated   Newsday                    USA Today
 column)                   Newsweek                   Value Line
Dow Jones News Service     Nightly Business Report    Wall St. Journal
Economist                  Orange County Register     Wall Street Letter
FACS of the Week           Orlando Sentinel           Wall Street Week
Financial News Network     Pension World              Washington Post
Financial Planning         Pensions and Investments   WBZ
Financial Services Week    Personal Investor          WBZ-TV
Financial World            Philadelphia Inquirer      WCVB-TV
Forbes                     Porter, Sylvia             WEEI
Fort Worth Star-Telegram    (syndicated column)       WHDH
                           Portland Oregonian         Worcester Telegram
                                                      Worth Magazine
                                                      WRKO